UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12
General Mills, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Accelerate Strategy
We are executing our Accelerate strategy to drive sustainable, profitable growth and top-tier shareholder returns over the long term. The Accelerate strategy focuses on four pillars to create competitive advantages and win: boldly building brands, relentlessly innovating, unleashing scale, and standing for good. We are prioritizing our core markets, global platforms, and local gem brands that have the best prospects for profitable growth and we are committed to reshaping our portfolio with strategic acquisitions and divestitures to further enhance our growth profile.
Our Purpose
Making Food the World Loves

Where to Play

CORE MARKETS	GLOBAL PLATFORMS	LOCAL GEMS	PORTFOLIO RESHAPING

How to Win

BOLDLY BUILDING BRANDS	RELENTLESSLY INNOVATING	UNLEASHING OUR SCALE	STANDING FOR GOOD

Drive Long-Term Shareholder Value

ORGANIC NET SALES* +2-3%	ADJUSTED OPERATING PROFIT* +MSD(1)	ADJUSTED DILUTED EPS* +MSD(1) TO +HSD(2)	MAINTAIN CAPITAL DISCIPLINE
*Non-GAAP measure.
(1)Mid-single-digit constant currency growth rate.
(2)High-single-digit constant currency growth rate.

Notice of 2026 Annual Meeting of Shareholders	1

A Letter from Our Chairman and CEO
Dear Fellow Shareholders:
We entered fiscal 2026 with three priorities for the year: to return North America Retail to volume growth, accelerate growth for our
North America Pet segment, and drive efficiencies to reinvest in growth. While fiscal 2026 presented challenges, including a difficult macroeconomic environment and continued value seeking consumer behaviors, we made progress on our strategic transformation and we meaningfully strengthened our foundation for the future through restoring household penetration growth, improving base volume, and significantly increasing our contributions from innovation. We also continued to reshape our portfolio and returned
$1.8 billion to shareholders through dividends and share repurchases.
OUR REMARKABILITY PLAYBOOK DROVE IMPROVED COMPETITIVENESS IN FISCAL 2026.
Our Remarkability playbook was central to how we delivered improved competitiveness in fiscal 2026. We invested in greater value, product news, and innovation for consumers, which helped improve base volume and restore household penetration growth. We grew or held pound share in 65 percent of our top 10 U.S. categories, demonstrating that our investments in brand building and consumer value are working. During the year, we also completed the divestiture of our U.S. Yogurt business, integrated our North American
Whitebridge Pet Brands acquisition, and agreed to divest our Brazil business and our Häagen-Dazs shops in mainland China – all actions that sharpen our portfolio and position us for stronger growth ahead.
ADVANCING OUR TRANSFORMATION IN FISCAL 2027.
As we head into fiscal 2027, we are focused on restoring organic growth and driving increased efficiency in an operating environment that will remain challenging, with consumers pressured by widespread uncertainty from tariffs, global conflicts, and changing regulations. With these consumer dynamics in mind, we have set three clear priorities for the year ahead: strengthen organic net sales with a step change in remarkability through delivering benefit-focused innovation and renovation, accelerate enterprise transformation by driving industry-leading levels of holistic margin management and transformation cost savings, and drive disciplined capital allocation and returns through maintaining a sharp focus on cash and leverage. We are targeting $3 billion in cumulative cost savings by fiscal 2030, with at least $750 million expected to be delivered in fiscal 2027 alone.
We look forward to advancing our plans and delivering on our priorities, which we believe will drive strong shareholder returns in fiscal 2027. We’re proud of how the company has continued to evolve throughout its 160-year history, and we are energized by the transformation work ahead.
I want to close by thanking you, our shareholders, for your investment in General Mills. On behalf of all of our talented employees around the world, I want you to know that as we continue to navigate an evolving operating environment, we are in a strong position to deliver consistent, profitable growth and top-tier shareholder returns over the long term.
JEFFREY L. HARMENING
Chairman and Chief Executive Officer
August 13, 2026

2	General Mills, Inc.

A Letter from Your Independent Lead Director
Dear Fellow Shareholders:
It has been my privilege to continue to serve as your Independent Lead Director this year. While fiscal 2026 presented the company with significant challenges, we made meaningful strategic progress and the board remained focused on fulfilling its fiduciary duties and working on your behalf to create sustainable, long-term value. As our 2026 Annual Meeting approaches, I am pleased to have the opportunity to update you on the board’s priorities and work during the past year.
Guiding the development and overseeing the execution of the company’s long-term Accelerate strategy remains the board’s top priority. At each meeting, the board receives updates from company leaders on how they are working to advance the Accelerate strategy. In fiscal 2026, the board played a significant role in overseeing the company’s continued portfolio transformation, including the completion of the U.S. Yogurt divestiture, the planned divestitures of the Brazil business and Häagen-Dazs shops in mainland China, and the continued integration of the
North American Whitebridge Pet Brands acquisition. The board also oversaw management’s execution of the Remarkability playbook and the company’s transformation initiatives. The board is confident that these strategic actions will benefit shareholders by positioning the company for stronger, more sustainable growth.
One of the board’s key roles is working with management to set ambitious business plans for each fiscal year. The board then closely monitors the company’s performance throughout the year, with ongoing assessments against those plans at each board meeting. In fiscal 2026, the board devoted significant attention to overseeing management’s plans to restore organic growth and drive efficiencies. The board is also actively engaged in overseeing the company’s risk management activities. To ensure that the board fulfills its oversight role in a comprehensive and coordinated manner, the responsibility for overseeing specific aspects of the company’s risk management program is purposefully allocated among the full board and board committees.
The board is also actively involved in overseeing the company’s strategies to recruit, develop and safeguard the well-being of our talented and dedicated team. In particular, the board was heavily involved in overseeing Dana McNabb’s promotion to Chief Operating Officer on
June 1, 2026. The full board regularly discusses matters of corporate culture and employee engagement to ensure that our teams embody the attributes, behaviors, and commitment necessary to advance our strategies. An essential part of our culture is our commitment to operating with integrity and acting with the highest ethical standards. This starts with the clear expectation set by the board and is reinforced by the audit committee and board’s regular reviews of our ethics and compliance reports.
To ensure the company continues to advance its sustainability and global impact commitments, the board is actively engaged in overseeing the company’s efforts that are focused on advancing regenerative agriculture, reducing greenhouse gas emissions, increasing the recyclability of our packaging, and strengthening the communities in which the company operates. The board’s oversight is informed by feedback and engagements with key shareholders.
You are represented by a highly skilled and accomplished board of directors with significant experience in the consumer packaged goods and retail industries, global business operations, innovation, finance, portfolio shaping, digital and technology, and consumer health, wellness, and nutrition. Grounded in a strong culture that encourages substantive and open dialogue between the board and management, our board discussions take full advantage of the individual and collective talents of our directors. The board actively and strategically evaluates the skill sets needed to support the company's strategy in today's competitive and evolving packaged food environment, drawing as appropriate on the perspectives of external advisors to assist in assessing and identifying those capabilities. This succession work, including the additions of
Joan Bottarini and Dana McNabb this year, has built a best-in-class board with strong industry experience that is capable, engaged, and focused on long-term value creation for shareholders. We also want to thank Steve Odland, who will not be standing for re-election at this year’s annual meeting, for his valuable contributions and service as a board member. I encourage you to vote for each of the board’s nominees.
On behalf of the board, thank you for the confidence you’ve placed in us and for your continued investment in General Mills.
Sincerely,
MARIA HENRY
Independent Lead Director
August 13, 2026

Notice of 2026 Annual Meeting of Shareholders	3
Notice of 2026 Annual Meeting
of Shareholders

Background

Date and Time	Location	Who Can Vote
Tuesday, September 29, 2026, at 8:30 a.m., Central Daylight Time	Online only at www.virtualshareholder meeting.com/GIS2026	The record date for the Annual Meeting is August 3, 2026. If you held General Mills stock at the close of business on that date, you are entitled to vote at the Annual Meeting.

Voting Items

PROPOSAL		BOARD VOTING RECOMMENDATION

1	ELECT AS DIRECTORS THE 12 NOMINEES NAMED IN THE ATTACHED PROXY STATEMENT	FOR each director nominee

2	APPROVE ADVISORY VOTE ON EXECUTIVE COMPENSATION	FOR

3	RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING MAY 30, 2027	FOR

4	APPROVE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR EXCULPATION OF CERTAIN OFFICERS	FOR

5	APPROVE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO ADOPT A FEDERAL FORUM PROVISION	FOR

6-8	VOTE ON THREE SHAREHOLDER PROPOSALS, IF PROPERLY PRESENTED AT THE MEETING	AGAINST
Shareholders will also transact any other business that properly comes before the meeting.
Voting Methods
Your vote is important. We encourage you to vote by proxy, even if you plan to attend the virtual meeting.

INTERNET www.proxyvote.com	TABLET OR SMARTPHONE	TELEPHONE Toll-free (U.S. and Canada) 1-800-690-6903	MAIL Mail in your signed proxy card or voting instruction form (if you received one)	ONLINE AT ANNUAL MEETING www.virtualshareholder meeting.com/GIS2026

Sincerely, Karen Wilson Thissen Secretary August 13, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE
HELD ON SEPTEMBER 29, 2026
Our Notice of 2026 Annual Meeting of Shareholders, Proxy Statement and
Annual Report to Shareholders are available on the General Mills website at
www.generalmills.com in the Investors section. We first mailed or made available the proxy materials to our shareholders on or about August 13, 2026.

4	General Mills, Inc.

Frequently Requested Information

Annual Board and Committee Evaluation Process	43	Elements of Compensation	46
Board Leadership Structure	38	Proxy Summary: Fiscal Year Financial Highlights	6
Overseeing Sustainability and Global Impact	36	Overseeing Leadership Development, Culture, and Human Capital Management	33
CEO Pay Ratio	74
Robust Clawback Policies	59	The Industry Peer Group	58
Director Independence Determination	44	Shareholder Engagement Program	37
Independent Director Stock Ownership Policy	96	Summary Compensation Table	62

Notice of 2026 Annual Meeting of Shareholders	5
Back to Contents
Proxy
Statement
Summary
Guided by our purpose to make food the world loves, General Mills is executing our Accelerate strategy to drive sustainable, profitable growth and top-tier shareholder returns over the long term. In fiscal 2026, we navigated a challenging operating environment while making meaningful progress on our strategic transformation. We invested in improved competitiveness through our Remarkability playbook, completed the U.S.
Yogurt divestiture, and announced plans to sell our Brazil business and
Häagen-Dazs shops in mainland China.
In fiscal 2027, our top priorities are to strengthen organic sales with a step change in remarkability, accelerate enterprise transformation, and drive disciplined capital allocation and returns.

Driving Long-Term Shareholder Value

In fiscal 2026, we delivered adjusted results in line with our latest expectations, with full-year net sales of $18.4 billion, adjusted operating profit of $2.8 billion, adjusted diluted EPS of $3.55, and free cash flow conversion of
85 percent of adjusted after-tax earnings*.

In fiscal 2026, we returned $1.8 billion to shareholders through dividends and share repurchases, and our board recently declared a quarterly dividend at the prevailing rate of $0.61 per share, underlining our commitment to driving strong returns for our shareholders over the long term.

Committed to Standing for Good

We continued to work towards our goals of reducing our absolute greenhouse gas (“GHG”) emissions by 30% by 2030 and achieving net zero GHG emissions across our full value chain by 2050.

As an industry leader in regenerative agriculture, we are committed to advancing 1 million acres of regenerative agriculture in our supply chain by 2030 and have currently enrolled more than 800,000 acres into our program.

We are deeply committed to the communities where we live and operate and from which we source our ingredients. Our philanthropic partnerships and employee engagement aim to build strong and resilient communities.

*      Adjusted operating profit (on a constant-currency basis), adjusted diluted EPS (on a constant-currency basis), and free cash flow conversion rate are non-GAAP measures. For more information on the use of non-GAAP measures in the Proxy Statement, and a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, see Appendix A.

6	General Mills, Inc.
Back to Contents
Proxy Statement Summary
Proxy Summary: Fiscal Year Financial Highlights

F26 Key Priorities
In fiscal 2026, our primary goal was to restore
organic sales growth by investing in greater
value, innovation, and product news for
consumers. While our fiscal 2026 results were
mixed, we made meaningful progress on
competitiveness, with improved volume trends
and market share performance, and continued
generating industry-leading levels of holistic
margin management cost savings.

We drove improved competitiveness
through our Remarkability playbook.
Our investments in value, innovation, and
brand building helped drive base volume
improvement from a 10 percent decline in
fiscal 2025 to 1 percent growth in the fourth
quarter of fiscal 2026. We grew or held
pound share in 65 percent of our top 10 U.S.
categories, and household penetration
increased in both North America Retail and
North America Pet.

We continued to reshape our portfolio.
We completed the divestiture of our U.S.
Yogurt business, announced plans to sell our
Brazil business and Häagen-Dazs shops in
mainland China, and integrated the
Whitebridge Pet Brands acquisition to
strengthen our North America Pet segment.

We maintained our capital allocation
discipline. We generated free cash flow
conversion of 85 percent of adjusted after-tax
earnings in fiscal 2026*. Net cash provided
by operating activities totaled $2.2 billion and
capital investments totaled $540 million. We
returned $1.8 billion to shareholders through
dividends of $1.3 billion and share
repurchases of $500 million.

F26 Financial Results

Net sales totaled $18.4 billion and organic net sales decreased 2% compared to year-ago levels*.	NET SALES Dollars in millions

Adjusted operating profit totaled $2.8 billion representing a decrease of 16% on a constant-currency basis*.	ADJUSTED OPERATING PROFIT* Dollars in millions

Adjusted diluted EPS totaled $3.55 representing a decrease of 16% on a constant-currency basis*.	ADJUSTED DILUTED EARNINGS PER SHARE* Dollars

Net cash provided by operations totaled $2.2 billion This cash generation supported capital investments totaling $540 million and our resulting free cash flow was approximately $1.6 billion*.	FREE CASH FLOW* Dollars in millions

*      Organic net sales, adjusted operating profit (on a constant-currency basis), adjusted diluted EPS (on a constant-currency basis), and free cash flow and conversion rate are non-GAAP measures. For more information on the use of non-GAAP measures in the Proxy Statement, and a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, see Appendix A.

Notice of 2026 Annual Meeting of Shareholders	7
Back to Contents
Proxy Statement Summary
Proxy Summary: People and Safety Highlights

Championing Belonging	82% of our salaried employees say they feel like they belong at General Mills.(1)

We believe that creating a culture of belonging strengthens our business performance and execution, improves our ability to recruit and develop talent, and provides for a rewarding workplace experience that allows all of our employees to thrive and succeed.
Ensuring diversity of input and perspectives is core to our business strategy.

Employee Engagement	82% of our salaried employees say they are comfortable at work saying or doing what they think is best for General Mills.(1)

86% of our salaried employees say that General Mills is a great place to work.(1)

The efficient production of high-quality products and successful execution of our strategy require a talented, skilled, dedicated, and engaged team of employees. We work to equip our employees with critical skills and expand their contributions over time by providing a range of training and career development opportunities, including hands-on experiences through challenging work assignments and job rotations, coaching and mentoring opportunities, and training programs. To foster employee engagement and commitment, we follow a robust process to listen to employees, take action, and measure our progress with ongoing employee conversations, transparent communications, and employee engagement surveys.

Workplace Safety

We are committed to maintaining a safe and secure workplace for our employees. We set specific safety standards to identify and manage critical risks. We use global safety management systems and employee training to ensure consistent implementation of safety protocols and accurate measurement and tracking of incidents. To provide a safe and secure working environment for our employees, we prohibit workplace discrimination, and we do not tolerate abusive conduct or harassment. Our attention to the health and safety of our workforce extends to the workers and communities in our supply chain.
We have a history of strong safety performance. We recently took bold steps forward by implementing new injury and illness reporting criteria and metrics to improve our safety culture and focus more intently on eliminating incidents and situations with the greatest potential to significantly harm our people. The new safety metric criteria are based on current best practices and globally recognized principles for recording occupational injuries and illnesses. In fiscal 2026, we experienced no employee or contractor fatalities.

(1)Global survey of salaried employees, October 2025.

8	General Mills, Inc.
Back to Contents
Proxy Statement Summary
Proxy Summary: Sustainability and Climate Highlights

For 160 years, General Mills has
been making food the world loves
while creating long-term value for
society and our shareholders.
Feeding a growing global
population and the success of
our business depend on a
healthy planet.
As we look to the challenges
ahead, we have an unwavering
commitment to ensuring the “G” in
our logo stands for Good. We are
investing in the potential of
agriculture to ensure a thriving
future for both people and planet.
To that end, we are working to
drive meaningful change through
regenerative agriculture, a holistic
approach to farming that improves
environmental, social, and
economic resilience.

As a global food company, our business is rooted in agriculture. Over time, the quality and availability of the earth’s natural resources have declined, while the need to provide for a growing population has increased. Simply sustaining the current state of ecosystems and communities is not enough. We must instead invest in the potential of agriculture to ensure a thriving future for both people and planet. To that end, we are on a journey to make a meaningful difference through our commitment to advance regenerative agriculture on one million acres of farmland by 2030.
Through regenerative agriculture, farmers can regenerate the soil they work on, reduce the number of inputs and amount of water used, and lower GHG emissions through carbon sequestration. Our board of directors has visited a regenerative farm to see the benefits of and better understand the regenerative practices and results firsthand.
In fiscal 2026, we continued our efforts in transparency, including disclosures of our targets, actions, and progress through our Climate Policy, Climate Transition
Action Plan, CDP disclosure, Greenhouse Gas Protocol, and renewed climate goals.
While the company is focused on sustainability efforts across our full value chain, our current key priorities include reducing GHG emissions, regenerative agriculture, and packaging. As highlighted below, the company has set ambitious goals in these areas and continues to focus our efforts to achieve them.

An overview of our initiatives may be found in our annual Global Responsibility Report (available on our website at globalresponsibility.generalmills.com).	GHG Emissions	Regenerative Agriculture

	GOAL Net Zero GHG emissions across our full value chain by 2050	GOAL 1M acres of farmland advancing regenerative agriculture

Our goals are to reduce absolute GHG
emissions across our full value chain
(Scopes 1, 2, and 3) by 30% by 2030
(compared to 2020). By 2050, we
expect to achieve net zero GHG
emissions across our full value chain.

We are committed to being a leader
in regenerative agriculture, which we
define as a holistic, principles-based
approach to farming and ranching
that seeks to strengthen ecosystems
and community resilience and to
foster conditions for more life on the
farm and beyond. We have set a goal
to advance regenerative agriculture
on 1 million acres of farmland by
2030. To date, we have more than
800,000 acres engaged in
programming designed to advance
regenerative agriculture.

Packaging

GOAL 100% of packaging designed to be reusable or recyclable by 2030

To reduce the environmental impact of
packaging, we are working to increase
use of recycled and recyclable
materials, developing innovative
packaging solutions, and leading
through external collaboration.

Notice of 2026 Annual Meeting of Shareholders	9
Back to Contents
Proxy Statement Summary
Proxy Summary: Standing for Good Highlights
At General Mills, we work to create holistic value throughout our supply chain, from agriculture and operations to our consumers and communities. Our sustainability and corporate social responsibility achievements, a summary of which is provided below as of the end of fiscal 2025, help us strengthen our business, brands and the communities we serve.

FOOD 100%	PLANET 800,000+	PEOPLE 86%

of our company-owned production facilities are Global Food Safety Initiative (GFSI) certified.	acres enrolled in programs designed to advance regenerative agriculture.	of our salaried employees say that General Mills is a great place to work.***

27 million	100%	46 Communities

Meals were enabled by donations of General Mills food worldwide (calendar year 2025).	Zero waste-to-landfill commitment achieved (calendar year 2025).	Invested in 46 General Mills hometown (operating) communities around the globe.

#1	95%	$83.2 million

General Mills is the largest provider of natural and organic packaged food in the U.S.*	of General Mills packaging is designed to be recyclable or reusable (by weight).**	in charitable giving contributed by General Mills worldwide, including food donations and philanthropic funding.

Human Rights
As one of the world’s leading food companies, we have the responsibility to respect human rights throughout our business and value chain. To stand for good, we are accelerating action to respect human rights and positively impact the people we depend on – and who depend on us. We follow a strategic framework to assess, address, and prevent potential human rights impacts across our value chain. We also regularly assess our human rights risks and strategy to ensure alignment with the United Nations Guiding
Principles on Business and Human Rights.

*Includes food for both humans and pets. Sources: SPINS Mulo+Natural Channel (Natural Products Industry), 52 weeks ended 5/25/2025 and NIQ Pet+
Channel, 52 weeks ended 5/24/2025.
**Progress reflects approximately 96% of total General Mills packaging spend; excludes some international markets and new acquisitions.
***Global survey of salaried employees, October 2025.

10	General Mills, Inc.
Back to Contents
Proxy Statement Summary
Proxy Summary: Corporate Governance Highlights

Board Independence and Composition	Majority independent and highly-experienced board of directors
Strong Independent Lead Director who reviews and approves board meeting agendas
Comprehensive director nomination and board refreshment process
Executive sessions for independent directors at each board meeting

Active and Engaged Board	Thoughtful management development and succession plans for the CEO and his direct reports
Strong oversight of culture, human capital management, and leadership development programs and strategies
Active shareholder engagement program with regular updates to the board
Substantive annual board and committee evaluations
Board and committee agendas developed annually to address core responsibilities
Enterprise risk management processes at board and committee levels
Extensive oversight of sustainability and public policy issues impacting our business

Shareholder Rights	Annual director elections based on a majority vote
Right of shareholders to request a special meeting
Proxy access by-law
Board service policies limiting the number of public company boards on which our directors may serve

Notice of 2026 Annual Meeting of Shareholders	11
Back to Contents
Proxy Voting Roadmap

PROPOSAL NUMBER 1:

Election of Directors	The board of directors recommends the election of each of the director nominees presented in this proxy statement to our majority independent and highly-experienced board.

	INDEPENDENCE	10 independent

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE.

	AGE	4 60 and below	8 61+

	TENURE (AVERAGE TENURE: 6.5 YEARS)	4 <4 years	4 4-9 years	4 9+ years

Our Directors’ Skills and Experiences Support Our Long-term Strategy Additional information about each director and his or her qualifications may be found beginning on page 19.

12	General Mills, Inc.
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Proxy Voting Roadmap

PROPOSAL NUMBER 2:

Advisory Approval of Executive Compensation
The compensation program for our executive team recognizes and rewards the achievement of annual and sustained performance. Each element of compensation is tied to performance. Incentive measures are closely linked to our strategy, long-term growth model, financial objectives, and ultimately total shareholder returns (“TSR”).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.	Percentage Of CEO Target Compensation	Total Direct Compensation Element	Pay Element	Performance Measure
		BASE SALARY	Cash	•Individual performance and contributions based on scope and complexity of role

		ANNUAL INCENTIVE	Cash-based award	Company Performance (80%) •Organic net sales growth* •Adjusted operating profit growth* Individual Performance (20%)

LONG-TERM INCENTIVE
Performance Share Units (“PSUs”)
Three-year cliff vesting (with one-
year additional holding period
required) and Three-year
measurement period
•Organic net sales growth
(Compound Annual Growth Rate
(“CAGR”))*
•Cumulative operating cash flow*
•+/- 25% Relative TSR Modifier

			Stock Options	Four-year graded vesting

			Restricted Stock Units (“RSUs”)	Four-year graded vesting

Additional information about executive compensation may be found beginning on page 48.

PROPOSAL NUMBER 3:

Ratify Appointment of the Independent Registered Public Accounting Firm
Our audit committee is responsible for the selection and engagement of our independent auditor. The audit committee annually reviews qualifications, performance, independence, and fees of KPMG, our current registered public accounting firm. The focus of the process is to select and retain the most qualified firm to perform the annual audit. Based on its annual review, the audit committee believes that the retention of KPMG as our independent auditor is in the best interests of the company and its shareholders. The board of directors recommends shareholders ratify the appointment of KPMG for fiscal 2027. Additional information about the independent registered public accounting firm may be found beginning on page 77.
*      Non-GAAP measure. For more information on the use of non-GAAP measures in the Proxy
Statement, and a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, see Appendix A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

Notice of 2026 Annual Meeting of Shareholders	13
Back to Contents
Proxy Voting Roadmap

PROPOSAL NUMBER 4:

Approval of Amendment to our Certificate of Incorporation to Provide for Exculpation of Certain Officers
The Delaware General Corporation Law was amended in 2022 to allow corporations to limit the personal liability of certain officers in limited circumstances. This is similar to the limitation of personal liability that has been authorized for directors under Delaware law for many years.
The board of directors recommends that shareholders approve an amendment to our
Amended and Restated Certificate of Incorporation to exculpate certain officers from monetary liability for certain claims alleging breach of fiduciary duty.
We believe this proposed amendment will allow our officers to best exercise their business judgment in the interest of shareholders without the potential for distraction posed by the risk of personal liability and help us attract and retain highly qualified officers.
Detailed information about this proposal and officer exculpation may be found beginning on page 80.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL NUMBER 5:

Approval of Amendment to our Certificate of Incorporation to Adopt a Federal Forum Provision
The board of directors recommends that shareholders approve an amendment to our Amended and Restated Certificate of Incorporation to add a federal forum selection provision.
We believe the company and its shareholders would benefit from this proposed amendment requiring any litigation claims arising under the Securities Act of 1933, as amended, to be resolved exclusively in the federal courts, which have experience and expertise in adjudicating these claims.
Detailed information about this proposal and federal forum provisions may be found beginning on page 82.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSALS 6, 7, and 8:

Shareholder Proposals
We received three shareholder proposals to be voted on at this year’s annual meeting, if properly presented. The board of directors recommends shareholders vote against each of the shareholder proposals.
Information on the shareholder proposals and our statements in opposition of the proposals may be found beginning on page 84.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THESE PROPOSALS.

14	General Mills, Inc.
Back to Contents
PROPOSAL NUMBER 1:
Election of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.
Upon the recommendation of the corporate governance committee, the board has nominated all of the current directors to stand for reelection, except for Steve Odland, who has decided not to stand for reelection at the end of his term. All of the nominees are independent under
New York Stock Exchange (“NYSE”) corporate governance rules, except our Chairman and
Chief Executive Officer, Jeffrey L. Harmening, and our Chief Operating Officer, Dana M.
McNabb. See Board Independence and Related Person Transactions on page 44.
Our directors are elected annually by a majority of votes cast to enhance their accountability to shareholders. If an incumbent director is not reelected, the director must promptly offer his or her resignation to the board. The corporate governance committee will recommend to the board whether to accept or reject the resignation, and the board will disclose its decision and the rationale behind it within 90 days from the certification of the election results. If there are more director nominees than the number of directors to be elected as of the tenth day prior to the date the company first mails notice of the Annual Meeting, the directors will be elected by a plurality of the votes cast.
Each of the director nominees currently serves on the board and was elected by our shareholders at the 2025 Annual Meeting, except for Joan L. Bottarini who was identified by a third-party search firm as a new director candidate and elected as a director by the board in
January 2026 and Dana M. McNabb, our Chief Operating Officer, who was elected as a director by the board in May 2026, effective June 1, 2026.
If elected, each director will hold office until the 2027 Annual Meeting and until his or her successor is elected and qualified. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the board, or the board may reduce the number of directors.
Included in each director nominee’s biography is a description of the top five key qualifications and experiences of such nominee based on the skills and qualifications described on page 17.
The board and the corporate governance committee believe that the combination of the various qualifications and experiences of the director nominees will contribute to an effective and well-functioning board and that the director nominees possess the necessary qualifications and capacity to provide effective oversight of the business and counsel to the company’s management to advance our long-term strategy and oversee the interests of our shareholders.

Notice of 2026 Annual Meeting of Shareholders	15
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Proposal Number 1: Election of Directors

2026 Director Nominees At-A-Glance	INDEPENDENCE 10 Independent

	AGE		TENURE (Average Tenure: 6.5 years)
	4 60 and below	8 61+	4 <4 years	4 4-9 years	4 9+ years

Jorge A. Uribe, 69
Former Global Productivity and
Organization Transformation Officer
at The Procter & Gamble Company
Maria A. Sastre, 71
Former President and Chief
Operating Officer of Signature
Flight Support Corporation
Maria G. Henry, 59
Former Chief Financial Officer
of Kimberly-Clark Corporation
Eric D. Sprunk, 62
Former Chief Operating
Officer of NIKE, Inc.
Benno O. Dorer, 62
Former Chairman and
Chief Executive Officer
of The Clorox Company
Dana M. McNabb, 50
Chief Operating Officer
of General Mills
General Mills
Board of Directors
Joan L. Bottarini, 55
Executive Vice President
and Chief Financial Officer
of Hyatt Hotels Corporation
Jo Ann Jenkins, 68
Former Chief Executive
Officer of AARP, Inc.
Elizabeth C. Lempres, 65
Former Senior Partner at
McKinsey & Company
Diane L. Neal, 70
Former Chief Executive
Officer of Sur La Table, Inc.
John G. Morikis, 62
Former Executive Chairman
and Chief Executive Officer
of Sherwin-Williams
Jeffrey L. Harmening, 59
Chairman and Chief Executive
Officer of General Mills
Seven of our twelve director nominees are female and three are ethnically diverse.

16	General Mills, Inc.
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Proposal Number 1: Election of Directors
Director Nomination Process
Our board follows an annual director nomination process that promotes thoughtful and in-depth review of overall board composition and director nominees throughout the year. At the beginning of the process, the corporate governance committee reviews current board composition and considers search priorities for any new director candidates. The skills and experiences of our directors are reviewed annually to confirm that our board possesses the traits, attributes, and qualifications to successfully guide and oversee the company’s long-term strategy and priorities and continue to promote effective board performance. The corporate governance committee reviews incumbent director candidates, evaluates any changes in circumstances that may impact their candidacy, and considers information from the board evaluation process to ensure the board continues to operate effectively. Upon a recommendation from the corporate governance committee, the board of directors approves the nomination of director candidates for election at the Annual Meeting.
The corporate governance committee identifies potential new director candidates using a search firm that is paid a fee for its services, together with referrals and suggestions from board members and shareholders. The corporate governance committee interviews potential director candidates to confirm their qualifications, interest, and availability for board service.
REVIEW OF BOARD COMPOSITION
AND SEARCH PRIORITIES
BOARD EVALUATION
AND DIRECTOR SURVEY
INITIAL REVIEW
OF BOARD NOMINEES
ONGOING Board Skills Assessment, Board Succession Planning, Investor Recommendations
COMMITTEE RECOMMENDATIONS AND
DIRECTOR NOMINATIONS
ELECTION AT ANNUAL SHAREHOLDERS' MEETING
Board Refreshment and Director Succession Planning
We plan thoughtfully for director succession and board refreshment. By developing and following a long-term succession plan, the board has an ongoing opportunity to:
•Evaluate the depth and diversity of experience of our board;
•Expand and replace key skills and experience that support our strategies; and
•Maintain a balanced mix of tenures.
In selecting directors, the board evaluates characteristics such as independence, integrity, experience, and sound judgment in areas relevant to our businesses, a proven record of accomplishment, willingness to speak one’s mind and commit sufficient time to the board, appreciation for the long-term interests of shareholders, and the ability to challenge and stimulate management and to work well with fellow directors.
Each newly appointed director follows a well-developed and comprehensive onboarding program, which, among other things, includes meetings with board members and senior company leaders. This helps ensure directors become well-acclimated to the board in a timely manner.
The corporate governance committee also plans for the orderly succession of the Independent Lead Director and the chairs for the board’s five committees, providing for their identification, development, and transition of responsibilities.
Other Board Service
Board members are expected to devote sufficient time and attention to carrying out their director duties and responsibilities and ensure that their other responsibilities, including service on other boards, do not materially interfere with their responsibilities as directors of the company. The board will take into account the nature and extent of a director’s other commitments when determining whether it is appropriate to nominate that individual for re-election.
In no event shall a director serve on more than four total public company boards (including the company’s board). A director who is an active public company CEO or executive officer shall not serve on more than two total public company boards (including their own board and the company’s board). Subject to a determination by the board that additional service will not impair the ability of a director to serve effectively on the company’s audit committee, a member of the audit committee may not serve on more than three total audit committees for public companies.
A director must inform the chair of the corporate governance committee in advance of becoming a director and/or member of the audit committee of any other public company.
The board reviewed the nominees for the 2026 Annual Meeting and has determined that all directors have the willingness and capacity to serve effectively on the company’s board.

Notice of 2026 Annual Meeting of Shareholders	17
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Proposal Number 1: Election of Directors
Board Skills, Qualifications, and Experience
The director nominees possess the qualifications, skills, experiences, and diversity of perspectives necessary to successfully guide and oversee the company’s long-term strategy and priorities. All of our directors have senior executive leadership experience leading large, complex organizations. These experiences are particularly important in evaluating key strategic decisions, including portfolio shaping, setting priorities, and critically evaluating performance to drive sustainable, long-term shareholder value. Importantly, many of our directors have backgrounds in consumer packaged goods, retail, and other consumer-facing businesses that enable the board to guide management in a rapidly changing business, marketing, and product innovation environment. The board also possesses significant financial and accounting expertise that ensures the critical evaluation of strategic actions, strong oversight of performance and shareholder value creation, and careful attention to financial disclosures. Additionally, many directors have held international executive positions leading global businesses or segments. These directors provide helpful insights to board discussions as we continue to grow and expand our global operations. Board experience, governance, and public policy skills are also key strengths of several of our directors and are important for the effective operation of the board and oversight of the company. While we consider deep and diverse experience to be a strength of the board, we consider the following skills and experiences to be particularly valuable in supporting the company’s strategies and fulfilling the board’s responsibilities:
SENIOR EXECUTIVE
LEADERSHIP
We believe that directors who
have served as CEOs or
senior executives are in a position to
challenge management and contribute
practical insight into business strategy,
operations, and human capital
management. Our directors provide
sources of market intelligence, analysis,
and relationships that benefit the company.
GLOBAL EXPERIENCE
A significant portion of the
company’s growth depends
on its success in markets
outside the U.S. Directors with a global
perspective help us make key strategic
decisions in international markets.
INNOVATION
Innovation is a core focus for
the company and is critical
in helping us continue to develop and
deploy successful products to meet
the demands and preferences of
our consumers.
INDUSTRY FOCUS
As a company that relies on
the strengths of our branded
products, we seek directors who are
familiar with the consumer packaged
goods and retail industries. These
directors help guide the company in
assessing trends and external forces in
these industries.
GOVERNANCE EXPERTISE
A deep understanding of
the board’s duties and
responsibilities enhances board
effectiveness and ensures independent
oversight that is aligned with
shareholder interests.
HEALTH, WELLNESS,
AND NUTRITION
A thorough understanding of
the health and wellness trends among
our consumers provides management
and the board with insights into potential
product enhancements and offerings.
ACCOUNTING AND
FINANCIAL EXPERTISE
A strong understanding of
accounting and finance is important for
ensuring the integrity of our financial
reporting and critically evaluating our
performance. Our directors have
significant accounting experience,
corporate finance expertise, and
financial reporting backgrounds.
MARKETING/E-COMMERCE
EXPERIENCE
Organic sales growth is one
of our key financial metrics,
and directors with marketing expertise
provide important perspectives on
developing new markets and growing
current markets. Sales and marketing
expertise in E-commerce and mobile
platforms is also vital to our growth and
success in these channels.
GOVERNMENT/PUBLIC
POLICY EXPERTISE
Directors with governmental
and policymaking experience
play an increasingly important role on
our board as our business becomes
more heavily regulated and as our
engagement with stakeholders
continues to expand.
DIGITAL AND TECHNOLOGY
Experience operating
businesses or functions focused on data
and technology to drive results, including
artificial intelligence, is critical as the
company continues to expand its
digital capabilities.

18	General Mills, Inc.
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Proposal Number 1: Election of Directors
The chart below identifies the balance of skills and qualifications each director nominee brings to the board. The fact that a particular skill or qualification is not designated does not mean the director nominee does not possess that particular attribute. Rather, the skills and qualifications noted below are those reviewed by the corporate governance committee as part of the board succession planning process. We believe the combination of skills and qualifications shown below demonstrates how our board is well positioned to provide strategic advice and effective oversight to our management.

	Senior Executive Leadership	Industry Focus	Accounting and Financial Expertise	Global Experience	Governance Expertise	Marketing/ E-commerce Experience	Innovation	Health, Wellness, and Nutrition	Government/ Public Policy Expertise	Digital and Technology
Joan L. Bottarini	●	●	●	●	●	●		●	●	●
Benno O. Dorer	●	●	●	●	●	●	●	●	●	●
Jeffrey L. Harmening	●	●	●	●	●	●	●	●		●
Maria G. Henry	●	●	●	●	●	●			●	●
Jo Ann Jenkins	●		●		●	●	●	●	●	●
Elizabeth C. Lempres	●	●	●	●	●	●		●	●	●
Dana M. McNabb	●	●	●	●		●	●	●	●	●
John G. Morikis	●	●	●	●	●	●		●	●	●
Diane L. Neal	●	●	●	●	●	●	●	●		●
Maria A. Sastre	●	●	●	●	●	●		●	●
Eric D. Sprunk	●	●	●	●	●	●	●	●	●	●
Jorge A. Uribe	●	●	●	●		●	●
Total

Notice of 2026 Annual Meeting of Shareholders	19
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Proposal Number 1: Election of Directors
2026 Director Nominees

Joan L. Bottarini Age 55 Independent Director Since 2026 Committees AUDIT, COMPENSATION AND TALENT

Joan L. Bottarini has served as Executive Vice President and Chief Financial Officer of Hyatt Hotels Corporation, a global hospitality company with a portfolio of more than 1,500 hotels across 80+ countries, since November 2018. In this role, Ms. Bottarini is responsible for the full scope of Hyatt's global finance function, including financial reporting, planning, treasury, tax, investor relations, internal audit, and shared services. During her 25-year Hyatt tenure, she has also served as the company’s Senior Vice
President, Finance, Americas; Vice President, Hotel Finance, Asia Pacific (Hong Kong); and Vice President, Strategic Financial
Planning and Analysis. Before joining Hyatt, Ms. Bottarini served as Controller of Development Finance and External Reporting at
Essex Property Trust and as an Assurance Manager at KPMG LLP.

Contributions to the Board
•Capital Markets and Investor Insight. As the current Executive Vice President and Chief Financial Officer of Hyatt Hotels
Corporation, Ms. Bottarini brings to the board a deep and current understanding of financial strategy, capital allocation, and investor relations at a large, publicly traded company. During her tenure, Ms. Bottarini has overseen significant capital structuring decisions and investor communications through a complex and evolving consumer and operating environment, experience that is highly relevant to General Mills as it continues to manage a dynamic environment. Ms. Bottarini’s experience managing Hyatt’s capital structure and investor communications through a period of balance sheet and operating model transformation provides particularly relevant perspective as General Mills manages financial implications of its recent portfolio shaping actions.
•Global Experience and Consumer Insight. Ms. Bottarini's experience in multiple leadership roles across the Americas and Asia
Pacific provides the board with valuable perspective on managing a complex, global consumer-facing business operating in diverse regulatory and market environments. She also provides the board with a deep understanding of the diversity and complexity of serving a global customer base with different product and marketing strategies.
•Accounting and Financial Expertise. As a Certified Public Accountant with over two decades of progressive financial leadership at Hyatt, Ms. Bottarini brings deep technical accounting expertise and financial discipline to the board. Her hands-on experience managing financial reporting, internal audit, and risk oversight at a global public company makes her particularly well-suited to serve on the audit committee and to provide strong oversight of General Mills' financial controls, reporting integrity, and enterprise risk management practices.

Top Five Key Skills

Senior Executive Leadership	Accounting and Financial Expertise
Governance Expertise	Global Experience
Marketing/E-commerce Experience

20	General Mills, Inc.
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Proposal Number 1: Election of Directors

Benno O. Dorer Age 62 Independent Director Since 2024 Committees AUDIT, CORPORATE GOVERNANCE	Other Public Directorships •VF CORPORATION (2017-2024) •ORIGIN MATERIALS, INC. (2021-2023) •THE CLOROX COMPANY (2014-2021)

Benno O. Dorer served as Chairman and Chief Executive Officer of The Clorox Company from 2014 to September 2020,
Chairman from 2016 to September 2020 and Executive Chairman from September 2020 to February 2021. Prior to his role as Chief
Executive Officer, he served as Chief Operating Officer from 2013 to 2014. Before joining Clorox, Dorer worked for The Procter &
Gamble Company in various marketing and sales roles in the U.S. and Europe. Following his retirement from Clorox, Dorer served as Executive Advisor at KKR & Co. Inc. from 2021 to July 2022 and on the board of Origin Materials from 2021 to May 2023. Dorer served on the board of VF Corporation, where he also served as Interim President and Chief Executive Officer from December 2022 to July 2023 and Lead Independent Director from 2021 to 2022. Mr. Dorer has also served on the boards of the William and Flora
Hewlett Foundation since 2024 and Russell Reynolds Associates since 2026.

Contributions to the Board
•Strategy, Execution, and Portfolio Shaping Experience. As the former Chief Executive Officer and Chairman of The Clorox
Company, Mr. Dorer brings business leadership and strategic planning skills, governance expertise, and a strong operating and portfolio shaping background to the board. Mr. Dorer led Clorox through significant organizational and portfolio transformation initiatives, including strategic health and wellness acquisitions that drove meaningful growth and shareholder returns. This experience transforming a complex consumer company is directly relevant to General Mills as it continues to reshape its portfolio and operate in a challenging industry environment. Mr. Dorer’s experience at KKR and service as Interim President and CEO of
VF Corporation further strengthen the board’s operational oversight and portfolio shaping capabilities.
•Global Business Perspective. Mr. Dorer’s international leadership experience at Clorox and The Procter & Gamble Company provides the board with valuable global business perspectives. For example, Mr. Dorer oversaw Clorox’s international portfolio spanning more than 100 countries, navigating supply chain complexity and local regulatory environments, which are all relevant to the global operating landscape facing General Mills.
•Consumer Brands and Marketing Expertise. With a strong background in consumer packaged goods and retail, Mr. Dorer brings to the board extensive experience in launching new products, brand building, marketing, and partnering with customers across sales channels. For example, at Clorox he led the successful repositioning of flagship brands through strong product innovation and targeted investments in digital marketing and e-commerce and cultivated strategic retail partnerships that strengthened shelf placement and category leadership, which are valuable to General Mills’ efforts to shape and strengthen its brands.

Top Five Key Skills

Senior Executive Leadership	Global Experience
Industry Focus	Marketing/E-commerce Experience
Health, Wellness, and Nutrition

Notice of 2026 Annual Meeting of Shareholders	21
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Proposal Number 1: Election of Directors

Jeffrey L. Harmening Age 59 Director Since 2017	Other Public Directorships •THE TORO COMPANY

Jeffrey L. Harmening is Chairman and Chief Executive Officer of General Mills, Inc. Mr. Harmening joined General Mills in
1994 and served in a variety of positions before becoming Vice President of Marketing for Cereal Partners Worldwide (“CPW”),
the company’s joint venture with Nestlé based in Switzerland, in 2003. Mr. Harmening served as Vice President and Senior Vice
President of the Big G cereal division from 2007 to 2012, and Senior Vice President, Chief Executive Officer of CPW from 2012 to
2014. From 2014 to June 2016, he served as Executive Vice President, Chief Operating Officer, U.S. Retail. Mr. Harmening was
appointed President and Chief Operating Officer of General Mills in July of 2016, Chief Executive Officer in June of 2017, and
Chairman in January of 2018.

Contributions to the Board
•Deep Company and Industry Knowledge. With more than 25 years of service at General Mills in a variety of senior leadership roles across several business categories, Mr. Harmening’s deep knowledge of the company’s business and the markets in which we operate position him well to serve as our Chairman and Chief Executive Officer. Under his leadership, General Mills launched its Accelerate Strategy, completed the transformative acquisition of Blue Buffalo, and reshaped the company’s portfolio through targeted acquisitions and divestitures, including the divestiture of the North American Yogurt businesses, designed to enhance focus and shareholder returns. Mr. Harmening also introduced the Remarkable Experience Framework that is guiding the company’s efforts to restore volume-driven organic net sales growth.
•Understanding Our Core Business. Prior to his appointment as Chief Executive Officer, Mr. Harmening served in a number of key management and operational roles in the company’s North America Retail division, including leading the Big G cereal division during a period of significant category disruption and shifting consumer preferences – giving him direct experience driving brand renovation and operational efficiencies. Since 2019, Mr. Harmening has doubled the company’s digital, data, and technology investments, which have generated significant logistics and manufacturing savings, including more recent AI-driven initiatives.
•International Operations. Mr. Harmening also spent six years abroad focusing on our international operations, including two years as Chief Executive Officer of CPW, the company’s joint venture with Nestlé operating in more than 130 markets. This first-hand experience managing a global joint venture supports the board’s oversight of General Mills’ international strategy and partnerships.

Top Five Key Skills

Senior Executive Leadership	Industry Focus
Global Experience	Marketing/E-commerce Experience
Health, Wellness, and Nutrition

22	General Mills, Inc.
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Proposal Number 1: Election of Directors

Maria G. Henry Independent Lead Director Age 59 Independent Director Since 2016 Committees CORPORATE GOVERNANCE, PUBLIC RESPONSIBILITY	Other Public Directorships •NIKE, INC. •NEXTERA ENERGY, INC.

Maria G. Henry served as Chief Financial Officer of Kimberly-Clark Corporation from 2015 to 2022. She also served as
Executive Vice President and Senior Advisor of Kimberly-Clark Corporation from April 2022 until her retirement in September 2022.
Prior to Kimberly-Clark, she was Executive Vice President and Chief Financial Officer of Hillshire Brands, formerly known as Sara
Lee Corporation, from 2012 to 2014. Ms. Henry was the Chief Financial Officer of Sara Lee’s North American Retail and Foodservice
business from 2011 to 2012. Prior to Sara Lee, she held various senior leadership positions in finance and strategy in three portfolio companies of Clayton, Dubilier, and Rice, most recently as Executive Vice President and Chief Financial Officer of Culligan
International. Ms. Henry also held senior finance roles in several technology companies, and she began her career at
General Electric.

Contributions to the Board
•Independent Board Leadership. As our Independent Lead Director, Ms. Henry draws on her business leadership, corporate strategy, and board experience to provide strong, independent board leadership and to ensure board effectiveness by fostering active discussion and collaboration among the independent directors and serving as an effective liaison with management.
•Financial and Capital Markets Expertise. With more than 20 years of Chief Financial Officer experience, across public, private, and private equity company structures, including most recently at Kimberly-Clark, a global consumer packaged goods company, where Ms. Henry helped lead the company through complex restructuring programs, Ms. Henry’s strong financial background informs her ability to challenge and support General Mills’ management on strategic priorities and capital allocation matters, as well as provide insights on public company financial, governance, and leadership matters.
•Consumer Products Strategy. Ms. Henry’s deep consumer products background – spanning CFO roles at Kimberly-Clark,
Hillshire Brands, and Culligan International – makes her well-positioned to critically and thoughtfully review and guide
General Mills’ consumer strategy and portfolio shaping decisions.

Top Five Key Skills

Senior Executive Leadership	Industry Focus
Accounting and Financial Expertise	Global Experience
Governance Expertise

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Proposal Number 1: Election of Directors

Jo Ann Jenkins Age 68 Independent Director Since 2020 Committees CORPORATE GOVERNANCE, PUBLIC RESPONSIBILITY	Other Public Directorships •AVNET, INC. •AON PLC

Jo Ann Jenkins served as Chief Executive Officer of AARP, Inc., the nation’s largest nonprofit organization serving Americans aged 50 and older, from 2014 to 2024. From 2013 to 2014, Ms. Jenkins served as Executive Vice President and Chief Operating
Officer of AARP, and from 2010 to 2013 as President of the AARP Foundation. Prior to joining AARP, Ms. Jenkins served at the
Library of Congress as Chief Operating Officer and Chief of Staff. She has also held a variety of senior roles at the U.S. Department of Agriculture, the U.S. Department of Transportation, and the U.S. Department of Housing and Urban Development.

Contributions to the Board
•Health and Wellness and Innovation. As the former Chief Executive Officer of AARP, Ms. Jenkins brings to the board a deep understanding of health and wellness and innovative marketing from her experiences leading and transforming one of the nation’s largest nonprofit organizations serving older adults as they navigate complex systems relating to healthcare, finances, and personal fulfillment. Under her leadership, AARP significantly expanded its health and wellness and insurance partnerships and launched a digital transformation and expansion of its product and services portfolio across new demographics. This experience is directly relevant to General Mills’ health and wellness and product innovation strategies and the board’s understanding of consumer demographic trends, including trends relating to health and wellness for consumers over the age of 50.
•Public Policy and Government Affairs. Ms. Jenkins contributes valuable insights to the board on public policy, government affairs, and community relations matters based on her experience serving in senior leadership positions at AARP, the Library of
Congress, U.S. Department of Agriculture, U.S. Department of Transportation, and U.S. Department of Housing and Urban
Development. AARP is positioned as an indispensable, highly credible research engine that maintains a public policy stature that is institutional, authoritative, and deeply integrated into the U.S. legislative process. Ms. Jenkins’ insights into board discussions relating to the regulatory environment surrounding food and nutrition have been critical to the board’s understanding of these complex topics.
•Governance Expertise. Her public and private board service and advisory experiences, combined with her prior federal government experience across multiple cabinet-level agencies, provide the board with a distinctive lens on enterprise risk, regulatory developments, and stakeholder expectations relevant to a global consumer company.

Top Five Key Skills

Senior Executive Leadership	Health, Wellness, and Nutrition
Innovation	Governance Expertise
Government/Public Policy Expertise

24	General Mills, Inc.
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Proposal Number 1: Election of Directors

Elizabeth C. Lempres Age 65 Independent Director Since 2019 Committees AUDIT, COMPENSATION AND TALENT (CHAIR)	Other Public Directorships •NIQ GLOBAL INTELLIGENCE PLC •TRAEGER, INC. •AXALTA COATING SYSTEM LTD. (2017–2022)

Elizabeth C. Lempres served as Senior Partner at McKinsey & Company, a management consulting firm, until her retirement in
August 2017. Ms. Lempres joined McKinsey & Company in 1989 and held a variety of positions of increasing responsibility during her career including Senior Partner and Global Leader, Private Equity and Principal Investors from 2016 to 2017; and Senior Partner and Global Leader, Consumer Sector from 2010 to 2014. Prior to McKinsey & Company, she held positions in engineering-related fields at IBM and General Electric.

Contributions to the Board
•Senior Business Strategy Experience. Ms. Lempres’ extensive senior leadership experience advising international consumer goods companies on complex management and strategy matters provides unique perspective and expertise to the board’s strategic planning processes and discussions. Her experience leading McKinsey’s Global Private Equity and Principal Investors
practice also provides the board with valuable perspective on strategic acquisitions, divestitures, and shareholder value creation.
Ms. Lempres’ consulting experience advising companies on digital transformation and operating model design is particularly relevant to board discussions as General Mills deploys its scaled digital infrastructure to drive competitive advantage across brand building, supply chain, and innovation.
•Global Consumer Expertise. As the former Senior Partner and Global Leader of McKinsey’s Consumer Sector, Ms. Lempres
brings substantial expertise in brand strategy and retail channel dynamics in the consumer products and retail sectors to the board. Her experience leading teams across North America, Latin America, Europe, Asia, and Africa also provides important insights into the company’s international markets and operations.
•Governance and Financial Expertise. Ms. Lempres’ public company board experience, knowledge of capital markets and financial expertise, and risk management skills are valuable assets to the board, the audit committee, and the compensation and talent committee.

Top Five Key Skills

Senior Executive Leadership	Industry Focus
Accounting and Financial Expertise	Global Experience
Digital and Technology

Notice of 2026 Annual Meeting of Shareholders	25
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Proposal Number 1: Election of Directors

Dana M. McNabb Age 50 Director Since 2026

Dana M. McNabb is a director and Chief Operating Officer of General Mills, Inc. Ms. McNabb was appointed as Chief Operating
Officer in June 2026, and in this role she oversees all the company’s operating segments — North America Retail, North America
Pet, North America Foodservice, and International — and key operating functions. Ms. McNabb joined General Mills in 1999 and has built deep expertise over her tenure across the company’s major businesses, including Cereals, Snacks, Meals, International and
Pet. Prior to her current role, she served as Group President, North America Retail beginning in 2024, with added oversight of the
North America Pet segment in 2025. She also previously served as Chief Strategy & Growth Officer, responsible for the company’s enterprise growth capabilities and portfolio shaping; Group President, Europe & Australia; and President, U.S. Cereal Operating Unit.
Earlier in her career, Ms. McNabb served as Vice President of Global Marketing for CPW, the company’s cereal joint venture with
Nestlé headquartered in Switzerland, and she currently serves on the CPW board of directors.

Contributions to the Board
•Deep Operating Leadership and Company Knowledge. As Chief Operating Officer and Group President of General Mills’
North America Retail and North America Pet segments, Ms. McNabb brings to the board direct operational leadership and deep knowledge of the company’s businesses and markets in which we operate. Her oversight across all of General Mills’ operating segments and key functions, including Supply Chain, Digital & Technology, Innovation, Technology & Quality, and Strategy and
Growth, provides the board with an informed perspective on operational execution, enterprise risk, artificial intelligence, and the company’s path to restoring profitable growth.
•Consumer Brands and Marketing Expertise. Ms. McNabb’s nearly three decades at General Mills have spanned the company’s core consumer businesses, as well as the Pet segment, giving her a broad understanding of brand building, consumer insight, and omni-channel marketing strategies. As Group President of North America Retail, she advanced plans to improve business performance while modernizing the company’s approach to consumer landscape research that drove improved market share with key consumer segments—experience that directly informs the board’s oversight of General Mills’ brand reinvigoration.
•Global Business Perspective. Ms. McNabb’s substantial international experience, including leading the Europe & Australia segment, serving as Vice President of Global Marketing for CPW in Switzerland, and now overseeing General Mills’ International and North America Foodservice segments as Chief Operating Officer, provides the board with on-the-ground and multi-faceted global perspectives on consumer dynamics, market development, and effective strategy and governance across the diverse regulatory and competitive environments in which General Mills operates.

Top Five Key Skills

Senior Executive Leadership	Industry Focus
Global Experience	Marketing/E-commerce Experience
Health, Wellness, and Nutrition

26	General Mills, Inc.
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Proposal Number 1: Election of Directors

John G. Morikis Age 62 Independent Director Since 2024 Committees AUDIT, FINANCE	Other Public Directorships •WHIRLPOOL CORPORATION •UNITED PARCEL SERVICE, INC. •JOHNSON & JOHNSON •THE SHERWIN-WILLIAMS COMPANY (2015-2025) •FORTUNE BRANDS INNOVATIONS (2012-2024)

John G. Morikis served as Executive Chairman of Sherwin-Williams from January 2024 to December 2024 and previously served as Chairman from 2017 to December 2023 and Chief Executive Officer from 2016 to December 2023. He joined
Sherwin-Williams in 1984 as a management trainee and held roles of increasing responsibility throughout his career.

Contributions to the Board
•Strategic, Operational, and M&A Experience. From his tenure as Chairman and Chief Executive Officer of Sherwin-Williams,
Mr. Morikis is attuned to the challenges of operating and growing an S&P 500 consumer-facing company, which provides an informed perspective on a variety of matters relevant to the company’s business strategy and operations. Under his leadership,
Sherwin-Williams completed one of the largest transactions in the coatings industry history and successfully integrated the combined business. His experiences and perspectives from overseeing large-scale public company M&A are extremely valuable to the board’s portfolio shaping discussions. Mr. Morikis’ extensive experience overseeing technology-enabled operational efficiencies at Sherwin-Williams also supports the board’s oversight of General Mills’ investments in digital capabilities, including
AI-powered supply chain optimization.
•Consumer Experiences and Health and Wellness. Mr. Morikis’ broad exposure to professional, industrial, commercial, and retail customers at Sherwin-Williams provides him with a distinctive, end-to-end view of how consumers choose, buy, and use products that sharpens the board’s understanding of consumer behaviors and trends. His experiences serving on the boards of
Whirlpool, UPS, Johnson & Johnson, and University Hospitals also provide the board with strong insights into consumer trends in retail and health and wellness. His perspectives on evolving consumer expectations are particularly valuable as General Mills expands into new pet feeding formats, including the fresh pet category, designed to appeal to younger pet parents who are redefining how they feed and treat their pets.
•Finance and Governance Expertise. Mr. Morikis’ public company board experience provides him with significant insights into governance trends, financial and portfolio shaping expertise, and risk management skills that are extremely valuable assets to the board, the finance committee, and the audit committee.

Top Five Key Skills

Senior Executive Leadership	Health, Wellness, and Nutrition
Accounting and Financial Expertise	Digital and Technology
Global Experience

Notice of 2026 Annual Meeting of Shareholders	27
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Proposal Number 1: Election of Directors

Diane L. Neal Age 70 Independent Director Since 2018 Committees FINANCE (CHAIR), PUBLIC RESPONSIBILITY	Other Public Directorships •FOSSIL GROUP, INC. (2012-2022)

Diane L. Neal served as Chief Executive Officer of Sur La Table, Inc., a consumer-facing retail company, from 2014 until her retirement in January 2017. From 2012 to 2014, Ms. Neal served as an advisor to select retail companies including L Brands, Inc., the parent company of Bath & Body Works where she served as Chief Executive Officer from 2007 to 2011. Ms. Neal joined Bath &
Body Works in 2006 as President and Chief Operating Officer. Ms. Neal worked at Gap Inc. from 2004 to 2006, where she held the positions of President, Outlet Division, and Senior Vice President, Merchandising, Outlet Division. Previously, she served at Target
Corporation for more than 20 years in various executive and leadership roles, including President of Mervyn’s from 2001 to 2004.

Contributions to the Board
•Consumer and Retail Leadership. Ms. Neal’s significant senior executive experience in consumer and retail-facing businesses provides the board with valuable consumer and retail insights. As CEO of Bath & Body Works, Ms. Neal led the brand’s strategic growth initiatives, including the significant expansion of the home fragrance category, the introduction of the Dr. Patricia Wexler,
M.D. clinical skin care line, and the launch of the Bath & Body Works website and online store. As CEO of Sur La Table, Ms. Neal led strategic partnerships and exclusive launches, including a tabletop collection with Jacque Pepin.
•Brand Innovation Expertise. As a senior executive for innovative and marketing-focused retail companies, Ms. Neal provides valuable perspectives on new and unique initiatives to meet evolving consumer needs and behaviors. As CEO of Bath & Body
Works, she oversaw the successful restaging of the brand’s core “Signature Collection” and antibacterial product lines leading the brands in these categories to become market share leaders and contributed the majority of parent company L Brands’ sales and profits by the end of her tenure. As CEO of Sur La Table, Ms. Neal led a major expansion of prepared foods, spices, and confections which drove significant top-line growth.
•Multi-Channel Sales and Marketing Acumen. Ms. Neal’s multi-channel sales acumen – built through leadership roles at Target,
Gap, Bath & Body Works, and Sur La Table – provides the board and finance committee with grounded perspective on retail channel dynamics, promotional investment, and consumer spending patterns increasingly important to General Mills’ go-to-market and pricing strategy. This expertise is especially pertinent as General Mills invests strategically to grow market share and execute against its Remarkable Experience Framework. Ms. Neal’s experience driving direct-to-consumer e-commerce at Bath & Body
Works and Sur La Table also helps support the board’s strategic discussions relating to digital commerce capabilities,
e-commerce sales, and the deployment of AI-powered tools to optimize search performance, assortment, and consumer reviews across digital retail platforms.

Top Five Key Skills

Senior Executive Leadership	Industry Focus
Innovation	Digital and Technology
Marketing/E-commerce Experience

28	General Mills, Inc.
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Proposal Number 1: Election of Directors

Maria A. Sastre Age 71 Independent Director Since 2018 Committees COMPENSATION AND TALENT, CORPORATE GOVERNANCE (CHAIR)	Other Public Directorships •O’REILLY AUTOMOTIVE, INC. •KALERA PLC (2021–2023)

Maria A. Sastre served as President and Chief Operating Officer of Signature Flight Support Corporation, the world’s largest network of fixed-base operations and support services for private and business aviation, from 2013 until her retirement in 2018.
Ms. Sastre joined Signature Flight in 2010 as its Chief Operating Officer. From 2009 to 2010, she was President and Chief Executive
Officer of Take Stock in Children, Inc., a Florida based non-profit that helps low-income youth escape the cycle of poverty through education. Ms. Sastre served with Royal Caribbean Cruises LTD from 2000 to 2008, where she held the positions of Vice President,
International, Asia, Latin America & Caribbean and Vice President of Hotel Operations. Previously, she had held various executive and leadership roles at United Airlines, Inc., Continental Airlines, Inc., and Eastern Airlines, Inc.

Contributions to the Board
•Consumer Industry Leadership. Ms. Sastre brings significant senior executive and operational experience in consumer-facing businesses. This experience together with over 25 years of public company board service at large retail grocery at Publix Super
Markets, transportation at Laidlaw International, restaurants at Darden Restaurants, and healthcare at Florida Blue, provides the board with valuable consumer, food service, and health and wellness insights.
•Global Marketing & M&A Expertise. Her global management expertise overseeing operations and marketing initiatives in
Asia and Latin America, as well as her international merger and acquisition work, deepens the board’s global perspective and marketing expertise relevant to General Mills’ global operations and portfolio shaping activities. Ms. Sastre’s international M&A perspective has been directly relevant as General Mills integrates Edgard & Cooper and launches it in the U.S. market, an initiative that leverages the brand’s digital-first, social-led marketing approach that drove rapid growth in Europe.
•Governance & Board Leadership. Ms. Sastre has significant corporate governance and public company board experience, including service on audit, corporate governance, and talent and compensation committees and chairing audit, finance, and talent and compensation committees.

Top Five Key Skills

Senior Executive Leadership	Industry Focus
Global Experience	Governance Expertise
Health, Wellness, and Nutrition

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Proposal Number 1: Election of Directors

Eric D. Sprunk Age 62 Independent Director Since 2015 Committees AUDIT (CHAIR), CORPORATE GOVERNANCE	Other Public Directorships •UNIVERSAL MUSIC GROUP N.V. •BOMBARDIER INC. (2021-2024) •NORDSTROM, INC. (2023-2025)

Eric D. Sprunk served as Chief Operating Officer of NIKE, Inc., an athletic footwear and apparel business, from 2013 until his retirement in April 2020. Mr. Sprunk joined NIKE in 1993, and held a variety of positions, including Regional General Manager of
NIKE Europe Footwear from 1998 to 2000, Vice President & General Manager of the Americas from 2000 to 2001, Vice President of Global Footwear from 2001 to 2009, and Vice President of Merchandising and Product from 2009 to 2013. Prior to joining NIKE,
Mr. Sprunk was a certified public accountant with the accounting firm Price Waterhouse from 1987 to 1993.

Contributions to the Board
•Operating & Innovation Leadership. As the former Chief Operating Officer at a global, brand-based consumer products company, Mr. Sprunk brings relevant marketing experience to the board, as well as operating expertise in key functions including manufacturing, technology, sourcing, sales, and procurement. His experience as NIKE’s Vice President of Merchandising and
Product, which included scaling new product platforms across multiple consumer segments and global markets, also provides the board with valuable perspectives on product innovation and development. Mr. Sprunk’s experience at NIKE scaling direct-to-
consumer digital platforms and investing in data-driven supply chain capabilities provides the board with informed perspectives on General Mills’ significant investments in digital infrastructure. His oversight of NIKE’s global manufacturing and sourcing operations – spanning hundreds of supplier partners across dozens of countries – also positions him well to assess and enhance
General Mills’ Holistic Margin Management program.
•Global Consumer Market Expertise. Mr. Sprunk’s global and regional international management experiences at NIKE –
including managing multi-billion-dollar regional businesses with distinct consumer preferences, retail partner landscapes, and competitive dynamics – provide the board with a unique perspective on developing and marketing innovative products in consumer markets around the world.
•Financial & Accounting Expertise. Mr. Sprunk is a certified public accountant who has worked in senior financial roles at NIKE and Price Waterhouse, which provides valuable financial and accounting expertise. Mr. Sprunk is one of the audit committee’s financial experts.

Top Five Key Skills

Senior Executive Leadership	Accounting and Financial Expertise
Global Experience	Marketing/E-commerce Experience
Digital and Technology

30	General Mills, Inc.
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Proposal Number 1: Election of Directors

Jorge A. Uribe Age 69 Independent Director Since 2016 Committees COMPENSATION AND TALENT, PUBLIC RESPONSIBILITY (CHAIR)	Other Public Directorships •INGREDION INCORPORATED •GRUPO ARGOS SA

Jorge A. Uribe served as Global Productivity and Organization Transformation Officer at The Procter & Gamble Company,
a consumer products company, from 2012 until his retirement in 2015. Prior to 2012, Mr. Uribe served as Group President of Latin
America at Procter & Gamble from 2004 to 2012, as Vice President, Marketing and Customer Business Development, Latin America
from 2001 to 2004, and as Vice President, Venezuela and Andean Region from 1999 to 2001.

Contributions to the Board
•International Markets Expertise. Mr. Uribe’s international management background, including multi-regional and multi-country responsibility for operations throughout Latin America, together with his personal experience living and working outside the U.S., provides valuable perspective on the company’s international markets and operations. As Group President of Procter & Gamble
Latin America, Mr. Uribe oversaw a business spanning more than 20 countries, driving market share gains across core categories through localized brand strategies and distributor and retailer partnerships. This international experience is especially pertinent as
General Mills prioritizes its core markets and global platforms for profitable growth.
•Organizational Transformation & Efficiency. As the former Global Productivity and Organization Transformation Officer of
Procter & Gamble, Mr. Uribe brings first-hand experience in leading major organizational design, structural, and cultural changes coupled with major efficiency improvement and cost management. Mr. Uribe led Procter & Gamble’s largest global productivity program focused on organizational structural redesign, selling and administrative cost efficiencies, including major overhead reductions, and process optimization for Procter & Gamble to become a leaner more agile organization giving him valuable perspectives on General Mills’ Holistic Margin Management strategy and its global transformation initiative. His experience leading Procter & Gamble’s global productivity program directly informs the board’s oversight of these critical initiatives.
•Consumer Sales & Marketing Insights. The experiences developed throughout Mr. Uribe’s career at Procter & Gamble deepen the board’s overall consumer products, innovation, and marketing expertise across a multi-national and multi-regional customer base.

Top Five Key Skills

Senior Executive Leadership	Industry Focus
Global Experience	Marketing/E-commerce Experience
Innovation

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Corporate Governance
Corporate Governance Policies and Practices

Board Independence and Composition	Majority independent and highly-experienced board of directors
Strong Independent Lead Director who reviews and approves board meeting agendas
Comprehensive director nomination and board refreshment process
Executive sessions for independent directors at each board meeting

Active and Engaged Board	Thoughtful management development and succession plans for the CEO and his direct reports
Strong oversight of culture, human capital management and leadership development programs and strategies
Active shareholder engagement program with regular updates to the board
Substantive annual board and committee evaluations
Board and committee agendas developed annually to address core responsibilities
Enterprise risk management processes at board and committee levels
Extensive oversight of sustainability and public policy issues impacting our business

Shareholder Rights	Annual director elections based on a majority vote
Right of shareholders to request a special meeting
Proxy access by-law
Board service policies limiting the number of public company boards on which our directors may serve

Our Board’s Key Responsibilities
Our board is elected by our shareholders to oversee their interests in the long-term health and overall success of the company’s business. In exercising its fiduciary duties, the board represents and acts on behalf of our shareholders and is committed to strong corporate governance, as reflected in our corporate governance principles (available on our website at www.generalmills.com in the
Investors section).
The board’s key responsibilities and priorities include:
Sustainability
and Global
Impact
Leadership
Development,
Culture, and
Human Capital
Management
Business Strategy
Representing
Shareholders
Risk Management

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Corporate Governance

Overseeing Business Strategy
The board’s significant industry and management expertise is critical in shaping the company’s business strategy. In an evolving and dynamic business environment, our directors are an important resource for thoughtful, candid, and ongoing insights into strategic issues facing the company, including product portfolio development and innovation, strategic investments, acquisitions and divestitures, margin improvement, and organizational design.

Board Responsibilities
•Guiding and overseeing corporate strategy is the board’s primary focus, and the board’s oversight of strategy development and its assessment of management’s execution and progress against key priorities is deeply embedded in our annual board meeting calendar and agendas.
•The board dedicates time at each board meeting to review and discuss long-term strategic planning, including consideration of external business dynamics, emerging trends and risks, and potential strategic alternatives. These discussions provide an opportunity for the board to constructively engage with management and outside advisors to review and advance corporate strategy.
•The board plays a significant role in overseeing the company’s portfolio shaping. At each board meeting, the board receives an update on the company’s portfolio shaping activities. The board provides independent strategic insights on the direction of the portfolio shaping processes and engages in robust discussions with management in connection with acquisitions and divestitures.
•The board critically reviews significant capital investments and cash returns to shareholders through share repurchase plans and dividend payments. These strategic actions and investments are reviewed and approved by the board following open and engaged discussions of the full board.
•As part of its oversight, the board reviews and discusses with management at each board meeting a set of detailed operating reports, including current financial performance versus plan.
Focused discussions of key business issues, segment and business unit operations, and strategic developments are also held at each board meeting.
•At each board meeting, the independent directors meet in executive session to discuss business and strategic matters. These meetings are led by our Independent Lead Director.

Board’s Actions
ACCELERATE STRATEGY
The board worked closely with management to
develop our Accelerate strategy. This strategy
prioritizes the markets and platforms with the
best prospects for profitable growth, provides a
roadmap for reshaping our portfolio, and guides
investments in key capabilities. The board
receives updates at each meeting to critically
oversee and assess the company’s execution
of the Accelerate strategy to address
challenges in the marketplace and drive
future success.
ANNUAL AND ONGOING BUSINESS REVIEW
At the beginning of each fiscal year, the board
formally reviews our annual and longer-term
business plans, financial targets, and plans for
achieving those targets. The board monitors
performance against the company’s strategic
objectives and financial targets throughout the
year and helps ensure the integrity of our
financial results.

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Corporate Governance

Overseeing Leadership Development, Culture, and
Human Capital Management
Leadership Development and Talent Management
Recruiting, developing, and engaging our workforce is critical to executing our strategy and achieving business success. The board oversees and is regularly updated on the company’s leadership development and talent management strategies designed to recruit, develop, and retain global business leaders who can drive financial and strategic growth objectives and build long-term shareholder value. The board formally reviews and discusses management development and succession plans for the Chief Executive Officer and his direct reports, including individual executive transitions. These reviews include an assessment of senior executives and their potential as successor to the Chief Executive Officer. This year the board was heavily involved in overseeing Dana McNabb’s promotion to Chief Operating Officer. To enhance the board’s understanding of the company’s talent pipeline, the board meets regularly with high-potential executives in formal and informal settings. The board has also adopted procedures to elect a successor in the event of the Chief Executive Officer’s sudden incapacity or departure.
Beyond leadership development, our board is continuously focused on culture and human capital management priorities for promoting a safe, inclusive, and respectful work environment, where employees across our entire workforce feel empowered to speak on issues important to them, inspired to act ethically and with integrity, empowered to raise concerns, and encouraged to implement new and innovative ideas in the best interests of the business.
Culture and Employee Engagement
The board is keenly interested in ensuring that the company maintains and promotes a culture that fosters the values, behaviors, and attributes necessary to advance the company’s business strategy and purpose. The board receives regular updates on matters of employee culture and engagement.
Human Capital Management
The efficient production of high-quality products and successful execution of the
Accelerate strategy require a talented, skilled, and engaged team of employees.
The board receives regular updates on the development and progression of our senior leaders. More broadly, the board and the compensation and talent committee provide oversight on culture and human capital management topics, including recruiting and development of critical talent and work environment and culture. The compensation and talent committee further provides oversight of the company’s talent acquisition strategies and career development practices to ensure they are successfully supporting the company’s strategy and appropriately mitigating the risk of the loss or disengagement of critical talent.
Maintaining a safe and secure workplace for our employees is critical for our success. The board and the public responsibility committee oversee the company’s human safety program. The public responsibility committee receives regular updates from key business leaders on human safety matters at the company and in our supply chain to ensure appropriate oversight of health and safety matters across our entire value chain. The board and our senior leaders believe that respect for human rights is fundamental to our purpose of making food the world loves and to our commitment to ethical business conduct.
Beyond the Boardroom:
Understanding Our Culture
To enhance the board’s understanding of the
company’s work environment and culture,
the board regularly conducts meetings and
schedules visits at the company’s offices, food
production facilities, and innovation centers.
The board also reviews critical feedback
provided through regular employee
engagement surveys and receives updates on
management’s plans for addressing concerns
or potential areas of improvement.

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Corporate Governance

Overseeing Risk Management

Board The board oversees risk management related to the entire corporate enterprise, as informed by management updates and by the work of board committees.

Committees The committees oversee risks within their respective areas of accountability and report back to the board.

Management Management provides regular updates to the board and committees regarding the company’s risk exposures and mitigation effects.

The full board is actively engaged in overseeing the company’s risk management. The board exercises its risk oversight throughout the year, both at the full board level and through its standing committees, which are comprised solely of independent directors. While the board and its committees oversee key risk areas, our management is charged with the day-to-day management of risk.
The company has robust internal processes and an effective internal control environment that facilitate the identification and management of risks and regular communication with the board. These processes include a robust enterprise risk management (“ERM”) program that is designed to identify and assess risks that may have a significant impact on our business, regular internal risk management meetings, a risk committee of senior management with ownership for strategic risks, operating risk owners with accountability for risk management activities, codes of conduct, a strong legal department and ethics and compliance office, and comprehensive internal and external audit processes.
To ensure that the board fulfills its risk oversight role in a comprehensive and coordinated manner, the responsibility for overseeing specific aspects and areas of our risk management program is purposefully assigned to the full board and board committees.
•The audit committee has primary responsibility for reviewing and monitoring the company’s ERM program, which is designed to identify, manage, and mitigate critical risks. Management provides ERM updates to the audit committee throughout the year to assist the committee in ensuring that the company has a robust ERM program that is operating effectively. The audit committee’s oversight of the company’s ERM program includes a review of the process for identifying and vetting possible risks, a review of the list of ERM risks identified by management, and a summary of actions and strategies to mitigate ERM risks. The chair of the audit committee provides the full board with regular reports on the
ERM program. Our ERM program is designed to ensure that key strategic risks are identified and considered by senior management and the board throughout the year.
•Given the importance of information security and privacy to our internal and external stakeholders, the audit committee also receives regular reports covering our program for managing information and cybersecurity risks, including data privacy, data protection, and artificial intelligence risks. We internally follow the National Institute of Standards and Technology cybersecurity framework, and undergo an annual assessment, including penetration testing, to measure the maturity of our cybersecurity program. We maintain cybersecurity insurance coverage. We have not experienced a known material information security breach nor incurred material breach-related expenses over the last three years. Our robust information security program includes:
•Regular phishing drills with employees with company email;
•Due diligence of third-party vendors’ information security programs;
•Continuous enhancements to security capabilities, including layered defenses, based on evolving threats;
•Consulting with external advisors regarding opportunities and enhancements to strengthen our practices and policies;
•Continuous monitoring of our technology environments to quickly identify, contain, and eradicate threats;
•Mandatory onboarding training for all employees; and
•Exercises with senior leaders covering ransomware and third-party threats.
•The audit, compensation and talent, corporate governance, finance, and public responsibility committees are each responsible for overseeing risks consistent with the responsibilities of these committees. The board has mapped the list of ERM risks to the roles and objectives of the full board and board committees to ensure that all ERM risks are overseen by the board or the relevant committee. As new ERM risks are identified, the corporate governance committee makes a recommendation to the board on risk oversight responsibility for the new risks. The committee charters and agendas are updated and revised as necessary to clarify responsibility for overseeing specific risks. Each board committee reports to the full board on their particular risk oversight activities. The key responsibilities of each board committee are highlighted under Board Committees and Their
Functions beginning on page 40.

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Corporate Governance
•In addition to reviewing the ERM process and discussing key risks and mitigating activities, the full board discusses risks related to the company’s annual financial plan at the beginning of each fiscal year, and risks related to business strategy during its strategic planning meetings. Throughout the year, the board continues to address these risks in follow-up discussions. The full board also encourages management to promote a corporate culture that integrates risk management into the company’s corporate strategy and day-to-day business operations in a way that is consistent with the company’s targeted risk profile.
We also conduct an annual risk assessment of the company’s employee compensation policies and practices, including those that apply to our executive officers, to ensure that the policies and practices do not encourage excessive risk-taking in order to maximize compensation. The compensation and talent committee oversees the process, and Frederic W. Cook & Co., Inc. (“FW Cook”), the independent compensation consultant, participates in identifying and assessing risk. As a result of this review, we did not identify any material risks in our compensation programs for fiscal 2026.
The company believes that the board’s leadership structure, discussed in more detail beginning on page 38, supports the risk oversight function of the board by both providing for open communication between management and the board and including all directors in the risk oversight process. In addition, strong independent directors chair each of the board’s five committees, which provide in-depth focus on certain allocated categories of risk.

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Corporate Governance

Overseeing Sustainability and Global Impact
The board is focused on ensuring we take appropriate steps to address areas of risk and opportunity where we have the greatest environmental and social impact. The board has made it a priority to ensure sustainability, environmental, and regeneration considerations and goals are reflected at all levels of the company. We have worked to create a robust sustainability culture and have built the oversight structure set forth below to ensure it remains a priority. We continue to refine and enhance our sustainability program and governance to ensure appropriate oversight and accountability. Our sustainability program is organized under a unified global sourcing and sustainability team positioning us to govern, execute, and communicate our Standing for Good strategy and impact. To enhance the board’s understanding of the company’s commitment to regenerative agriculture, the board has heard from leaders in the space and visited a regenerative agriculture farm in Austin, MN to see the benefits of and better understand the regenerative practices and results firsthand.
SEE PAGES 8 AND 9 FOR SUSTAINABILITY AND STANDING FOR GOOD HIGHLIGHTS
Public Responsibility Committee
In 1971, General Mills was one of the first large public companies to form a public responsibility committee of the board. Today, the public responsibility committee is responsible for overseeing, among other things, the company’s sustainability, environmental, climate, and corporate social responsibility strategies, plans, and objectives. The public responsibility committee receives regular updates from our Chief Procurement and Global Sustainability Officer and his direct reports on the company’s environmental, climate, and regenerative agriculture initiatives and monitors the company’s progress against its global impact commitments.
Global Impact Governance Committee
The General Mills global impact governance committee, led by our Chairman and Chief Executive Officer, is responsible for overseeing our global responsibility programs. The purpose of the global impact governance committee is to establish, direct and oversee General Mills’ position on matters of significance to us and our stakeholders concerning corporate social responsibility, environmental, climate and sustainability issues, and philanthropy. The Chairman and Chief Executive Officer convenes the global impact governance committee at least three times per year. All members of the senior leadership team serve as voting members of the committee. Our Chief Procurement and Global Sustainability Officer is secretary of the global impact governance committee and attends and helps orchestrate all meetings.
Global Sourcing and Sustainability Team
The company’s global sourcing and sustainability team is led by our Chief Procurement and Global Sustainability Officer who
stewards the company’s responsible sourcing, sustainability, environmental, climate, and regeneration work. The Chief Procurement and Global Sustainability Officer reports to the Chief Supply Chain Officer and works closely with other key business leaders to develop, coordinate, and execute programs to achieve company-wide sustainability targets.

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Corporate Governance

Representing Shareholders
One of the board’s primary roles is to represent our shareholders. To fulfill this role, the board believes we must maintain a strong year-round engagement program with our shareholders. To that end, the board has worked with management to develop a robust annual shareholder engagement program that includes management members from our investor relations, corporate governance, sustainability, and executive compensation teams. As appropriate, our directors are also available to meet directly with shareholders.
In most circumstances, our Independent Lead Director will serve as the board’s representative for any board-level engagement with investors. Feedback from our engagements with investors is shared directly with the board and its committees and serves as an important input in the board's discussions and decision-making process.
Shareholder Engagement Program
ONGOING Investor relations and management team meetings with investors with feedback provided to the board
SUMMER
FALL
WINTER/SPRING

•Publish annual report and proxy statement •Active outreach with top investors to discuss important items to be considered at Annual Meeting •Annual Meeting
•Review results from the
Annual Meeting
•Share investor feedback with
board of directors and
board committees
•Evaluate proxy season trends,
corporate governance best
practices, regulatory
developments, and our
current practices

•Active outreach with our largest
investors to discuss corporate
governance, executive
compensation, environmental,
and social matters, and other
areas of interest
•Share investor feedback with
board of directors and
board committees
•Board of directors considers
investor feedback received
throughout the year

Fiscal 2026 Shareholder Engagement and Responsiveness to Shareholders
This year, members of management engaged with many of our largest shareholders on a variety of strategy, business performance and environmental, social and governance topics, including our long-term outlook, board leadership structure, sustainability initiatives, regenerative agriculture program, and human capital management.
We also engaged with shareholders on the shareholder proposals that were voted on at our 2025 Annual Meeting to understand their views and perspectives on these topics. As reflected in the voting results, shareholders were supportive of the company’s board leadership structure and work on its regenerative agriculture program and related disclosures.
MEETINGS Members of management and the board met with holders representing approximately 62% of our outstanding shares and
70% of our institutional ownership.

MEETINGS	62% OUTSTANDING SHARES	70% INSTITUTIONAL OWNERSHIP

OUTREACH Our management team sought input from holders representing approximately 69% of our outstanding shares and 79%
of our institutional ownership.

OUTREACH	69% OUTSTANDING SHARES	79% INSTITUTIONAL OWNERSHIP

FEEDBACK Based on our engagements with shareholders, we have continued to enhance our disclosures on our regenerative agriculture program, including the launch of a new regenerative agriculture website in fiscal 2026.

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Corporate Governance
CURRENT LEADERSHIP STRUCTURE
Board Leadership Structure
Strong independent board leadership is essential to the effective operation of the board and to enable the board to fulfill its responsibilities. Our independent directors choose the board leadership structure that in their judgment best serves our interests and the interests of our shareholders. Having the ongoing flexibility and discretion to determine whether the same individual should serve as both Chief Executive Officer and Chairman, or whether the roles should be separated, is critical for allowing the independent directors to determine the leadership structure that is best for the
Jeffrey L.
Harmening
Chairman and Chief
Executive Officer
Maria G. Henry
Independent Lead Director
company and our shareholders at any given point in time. The corporate governance committee and full board review our board leadership structure on an annual basis in connection with the appointment of the Independent Lead Director. This review includes a discussion on the effectiveness of the current board leadership structure, the qualifications and experiences of the Chairman and
Independent Lead Director, and board and shareholder feedback on the structure. The independent directors believe that our current
Independent
Committee Chairs
board leadership structure is optimal for the company at this time and continues to deliver strong performance and robust
independent board oversight.
Mr. Harmening serves as the company’s Chairman and Chief
Executive Officer, providing the organization with clear, consistent leadership, strategic vision, and management accountability.
Mr. Harmening has more than 25 years of leadership experience
Eric D. Sprunk
Chair, Audit
Committee
with General Mills and possesses a deep understanding of our businesses and markets. As Chairman and Chief Executive Officer,
Mr. Harmening is in the best position to apply his experience and expertise in assessing industry dynamics and guiding the board’s discussions of strategy and business performance.
Ms. Henry was appointed by the independent directors to serve as the board’s Independent Lead Director in September 2023, with her appointment ratified again in September 2025. She provides strong leadership for the independent directors and ensures independent oversight of management and the affairs of the company. The
Elizabeth C.
Lempres
Chair, Compensation and
Talent Committee
Maria A.
Sastre
Chair, Corporate
Governance Committee
board’s current leadership structure was unanimously adopted and approved by the board’s independent directors.
The board believes that the critical oversight provided by an independent board and strong Independent Lead Director,
combined with the organizational leadership of the Chairman and
Chief Executive Officer, best serves the interests of the company and our shareholders. This arrangement creates an environment in which the board works collaboratively with management, while ensuring that the independent directors can effectively oversee performance and hold senior leaders accountable. In recognition of the large, complex, and global nature of our business, the board recognizes that a combined Chairman and Chief Executive Officer
Jorge A. Uribe
Chair, Public
Responsibility
Committee
Diane Neal
Chair, Finance
Committee
provides clear leadership and accountability throughout the
organization and best ensures alignment between the board and management on issues of strategy, priorities, and accountability.

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Corporate Governance
Independent Lead Director
The board recognizes the importance of appointing an Independent Lead Director to maintain a strong independent board leadership structure that functions collaboratively with management, while maintaining independent oversight. Therefore, the position of
Independent Lead Director comes with a clear mandate and significant authority and responsibilities. At any time when the board determines that the same individual should hold the positions of Chairman and Chief Executive Officer, and at any time when the
Chairman is not independent, the independent directors elect an Independent Lead Director.

Considerations in Selecting the Independent Lead Director
Ms. Henry has served as the Independent Lead Director since September 2023. Ms. Henry was appointed by the independent directors of the board based on a comprehensive succession process led by our former Independent Lead Director. Ms. Henry’s service as the board’s Independent Lead Director has provided leadership for the independent directors and ensured independent oversight of management and the affairs of the company.
Ms. Henry draws on her business leadership, corporate strategic planning, and governance expertise to provide strong, independent board leadership and to ensure board effectiveness by fostering active discussion and collaboration among the independent directors on the board and serving as an effective liaison with management.
Our Independent Lead Director is elected by the independent directors to serve for a three-year term, with the appointment ratified annually. The Independent Lead Director’s term may be extended by one-year under certain circumstances.

Primary Responsibilities of the Independent Lead Director
•Reviews and approves board meeting schedules and agendas;
•Presides at all board meetings at which the Chairman is not present, including executive sessions of the independent directors
(held at each board meeting), and informs the Chairman of issues considered and decisions reached during those sessions;
•Facilitates effective and candid board discussions and communications to optimize board performance;
•Meets regularly with the Chairman, serves as a liaison between the Chairman and the independent directors, and facilitates communications between the board and senior management;
•Leads the board in setting forth and enforcing its expectations of ethical standards at the board and senior leadership levels;
•Oversees board evaluations and leads the board’s process for selecting his or her successor;
•Advises the Chairman of the board’s informational needs and approves the types of information sent to the board;
•Calls meetings of the independent directors, as needed, and sets agendas for executive sessions;
•Monitors and coordinates with the Chairman and chair of the corporate governance committee on governance issues; and
•Serves as a board representative for consultation and direct communication with major shareholders when appropriate.

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Corporate Governance
Board Committees and Their Functions
The board has five standing committees that are each composed entirely of independent directors. A copy of each committee’s charter may be found on our website at www.generalmills.com in the Investors section under “Governance”. Assignments are rotated periodically to ensure that each committee has an appropriate mix of tenure and experience.

Audit Committee

Members:	Number of meetings in fiscal 2026: Seven
Eric D. Sprunk (Chair)
Joan L. Bottarini
Benno O. Dorer
Elizabeth C. Lempres
John G. Morikis

Functions:
•Oversees integrity, adequacy, and effectiveness of internal control, audit, and financial reporting processes;
•Assesses and ensures the independence, qualifications, and performance of our independent registered public accounting firm, selects the independent registered public accounting firm for the annual audit and pre-approves the independent registered public accounting firm’s services and fees;
•Meets with the independent registered public accounting firm, without management present, to consult with and review the results of the firm’s audit;
•Oversees the company’s ethics and compliance program to ensure compliance with applicable laws, corporate policies, and the company’s Employee Code of Conduct;
•Reviews and discusses with management the company’s annual risk assessment and the enterprise risk management program for identifying, assessing, and managing key strategic and operational risks, and ensures that those risks have been assigned to the appropriate board committee or full board for oversight;
•Reviews and approves our annual audited financial statements before issuance, subject to the board of directors’ approval;
•Reviews and discusses with management the Audit Committee Report and approves its inclusion in the proxy statement; and
•Reviews the performance of the internal audit function.
Financial Experts:
The board of directors has unanimously determined that (i) all audit committee members are financially literate under the NYSE listing standards and (ii) Ms. Bottarini, Mr. Dorer, Mr. Morikis, and Mr. Sprunk qualify as “audit committee financial experts” within the meaning of SEC regulations and have accounting or related financial management expertise as required by the NYSE listing standards. Each member also met the independence standards for audit committee membership under the rules of the SEC during fiscal 2026.

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Corporate Governance

Compensation and Talent Committee

Members:	Number of meetings in fiscal 2026: Five
Elizabeth C. Lempres (Chair)
Joan L. Bottarini
Maria A. Sastre
Jorge A. Uribe

Functions:
•Reviews compensation policies for executive officers and employees to ensure they align with our compensation philosophy and provide appropriate motivation for company performance and increased shareholder value;
•Reviews our culture, talent management, and championing belonging policies and practices to ensure that they are appropriately designed to engage and inspire our teams;
•Reviews and approves goals and objectives for the Chief Executive Officer and conducts performance reviews against those goals and objectives;
•Recommends to the board compensation and equity awards for the Chief Executive Officer and approves them for other executive officers;
•Recommends to the board the compensation and equity awards for the independent directors;
•Reviews and discusses with management an annual risk assessment of the compensation policies for executive officers and employees; and
•Reviews and discusses with management the Compensation and Talent Committee Report and approves its inclusion in the proxy statement.
Each member met the independence standards for compensation and talent committee membership under the listing standards of the
NYSE during fiscal 2026.

Corporate Governance Committee

Members:	Number of meetings in fiscal 2026: Five
Maria A. Sastre (Chair)
Benno O. Dorer
Maria G. Henry
Jo Ann Jenkins
Eric D. Sprunk

Functions:
•Monitors and recommends changes in the organization, procedures, and policies of the board, including committee appointments and corporate governance policies and practices;
•Develops policy on composition, participation, and size of the board as well as tenure and retirement of directors;
•Recommends candidates for election to the board and evaluates continuing service of incumbent directors;
•Oversees the annual board self-evaluation process; and
•Reviews and approves transactions between General Mills and related persons.

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Corporate Governance

Finance Committee

Members:	Number of meetings in fiscal 2026: Two
Diane L. Neal (Chair)
John G. Morikis
Steve Odland

Functions:
•Reviews financial policies and objectives, including capital allocation and dividend policy;
•Reviews changes in our capital structure, including debt issuances, common stock sales, share repurchases, and stock splits;
•Reviews significant capital investments, acquisitions, and divestitures;
•Reviews the annual business plan and related financing implications; and
•Reviews financial risk management strategies, including the use of derivatives.

Public Responsibility Committee

Members:	Number of meetings in fiscal 2026: Three
Jorge A. Uribe (Chair)
Maria G. Henry
Jo Ann Jenkins
Diane L. Neal
Steve Odland

Functions:
•Reviews policies and procedures related to food and human safety;
•Oversees public policy issues affecting General Mills, including nutrition, marketing, and advertising;
•Monitors our corporate social responsibility, sustainability, environmental and climate strategies, plans, and objectives;
•Evaluates our relationships with external constituencies and stakeholders, and oversees the reputation and standing of our corporate brand;
•Reviews our policies governing political contributions and our record of contributions; and
•Monitors our charitable giving and volunteer work.
Director Attendance
Directors are expected to attend all board and committee meetings, as well as the annual meetings of shareholders, absent exigent circumstances. All of our then serving directors attended the 2025 Annual Meeting of Shareholders. During fiscal 2026, the board of directors met 6 times and various committees of the board met a total of 22 times. All directors attended at least 75% of the aggregate total meetings of the board and board committees on which they served during fiscal 2026.

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Corporate Governance
Annual Board and Committee Evaluation Process
The board recognizes that a robust and constructive evaluation process is an essential part of good corporate governance and board effectiveness. The evaluation processes utilized by the board are designed to assess board and committee effectiveness as well as individual director performance and contribution levels. The corporate governance committee considers the results of the annual evaluations in connection with its review of director nominees to ensure the board continues to operate effectively. The evaluation results are also used to provide feedback to individual directors. In keeping with our robust evaluation process, in fiscal 2026, in addition to written board and committee evaluations, our Independent Lead Director conducted individual director interviews. These interviews yielded valuable information for the Chairman and corporate governance committee to consider during the board evaluation process and on a go-forward basis to enhance board effectiveness.

Board Evaluations	Performed By	Frequency	Process	Results
	All Directors	Annual
Board Questionnaire: Board
members complete written board
self-evaluations which: (a) provide
for quantitative ratings of key board
priorities and the operation of the
board and (b) seek subjective
feedback on areas for improvement.

•The Chairman, Independent
Lead Director and corporate
governance committee chair
review and discuss the results.
•The Chairman, Independent
Lead Director and corporate
governance committee chair
review a summary of the results
with the full board, and
enhancements are implemented
as appropriate.
•For third-party reviews, the
Chairman, Independent
Lead Director and corporate
governance committee chair
review and discuss the results
with the independent consultant
to identify feedback to the
board on how it can enhance
its effectiveness.
•The corporate governance
committee reviews any concerns
or issues regarding individual
director performance and takes
appropriate action as necessary.

	Senior Management	Annual	Management Survey: Senior management members who regularly interact with the board and/or its committees complete a written survey to provide input and perspective on the operation of the board.
	All Directors	Annual (except if independent consultant is used)
Board Interviews: The Independent
Lead Director interviews each board
member to elicit additional in-depth
feedback on board and individual
director performance that is not
always available through the
written evaluations.

	All Directors	Every 3-4 years
Consultant interviews: A third-party
governance expert conducts in-depth
interviews with each director. The
use of a third-party facilitator
provides an outside perspective on
board culture and individual
director performance.

Committee Evaluations	Performed By	Frequency	Process	Results
	All Members of Each Committee	Annual	Committee members complete committee self-evaluations which: (a) provide for quantitative ratings of each board committee and (b) seek subjective feedback on areas for committee improvement.
•The Chairman, Independent
Lead Director and corporate
governance committee chair
review and discuss the results
and take appropriate action
as necessary.
•Each committee discusses the
results and enhancements are
implemented as appropriate.
•The committee chairs present the
results to the full board for its
consideration and discussion.

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Corporate Governance
Board Independence and Related Person Transactions
Director Independence Determination
The cornerstone of our corporate governance program is an independent and qualified board of directors. The board has established guidelines consistent with the current listing standards of the NYSE for determining director independence. You can find these guidelines in our corporate governance principles, which are posted on our website at www.generalmills.com in the Investors section under “Governance”.
Director affiliations are regularly reviewed to ensure there are no relationships that might impair a director’s independence. Based on this review, the board has affirmatively determined that all non-employee directors are independent under our guidelines and as defined by NYSE listing standards.
Related Person Transaction Policy and Process
Our board of directors has adopted a written policy for reviewing and approving transactions between the company and related persons, including directors, director nominees, executive officers, 5% shareholders, and their immediate family members or affiliates.
The policy applies to all financial transactions, arrangements, or relationships in which:
•The company, or one of its affiliates, is a participant; and
•A related person could have a direct or indirect material interest.
The policy does not apply to certain compensation payments that have been approved by the compensation and talent committee or are disclosed in the Proxy Statement, transactions that are available to all other shareholders or employees on the same terms, or transactions with an entity where the related person’s interest is only as a director or a less than 10% owner.
The board has delegated to our corporate governance committee the authority to review related person transactions. The corporate governance committee will only approve those transactions that are determined to be consistent with the best interests of the company and our shareholders, and that comply with applicable policies, codes of conduct, and legal restrictions. This year, there were no related person transactions requiring corporate governance committee approval.
Codes of Conduct for Directors and Employees
We have adopted a code of conduct applicable to all employees, including our principal executive officer, principal financial officer, and principal accounting officer, and a code of conduct applicable to our directors. The codes of conduct promote a company culture based on ethical behavior, integrity, and responsibility. They are available on our website at www.generalmills.com in the Standing
For Good section under “Ethics and Integrity” and the Investors section under “Governance”.
The audit committee of the board of directors has established procedures for employees, shareholders, vendors, and others to communicate concerns about our ethical conduct or business practices, including accounting, internal controls, or financial reporting issues, to the audit committee, which has responsibility for these matters.
Shareholder Director Nominations
The corporate governance committee is responsible for recommending candidates for election to our board of directors. For more information on overall board-composition guidelines and selection criteria for individual directors, see Proposal Number 1 – Election of
Directors beginning on page 14.
Shareholder Recommendations
The corporate governance committee will consider and evaluate shareholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates. If the corporate governance committee decides the candidate is suitable for board membership, the corporate governance committee will make a recommendation to the board of directors for its approval to include the candidate in the slate of directors nominated for election by shareholders in the Proxy Statement. During fiscal 2026, we received no director recommendations from our shareholders.

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Corporate Governance
Shareholders who wish to suggest a candidate for our board of directors may submit a written recommendation to the Board of
Directors, c/o Corporate Secretary, General Mills, Inc., P.O. Box 1113, Minneapolis, Minnesota 55440, along with the shareholder’s name, address, and the number of General Mills shares beneficially owned; the name of the candidate being recommended and the number of General Mills shares beneficially owned by the candidate; the candidate’s biographical information describing experience and qualifications; a description of all agreements, arrangements, or understandings between the shareholder and candidate being recommended; and the candidate’s consent to serve as a director, if elected. The corporate governance committee may request that the shareholder provide certain additional information. For the board to consider a candidate for nomination at the 2027 Annual
Meeting, shareholders must submit the required information to the Corporate Secretary by the close of business on April 15, 2027.
Shareholder Nominations – Advance Notice
Under our By-Laws, shareholders may also nominate a candidate for election at an annual meeting of shareholders. Shareholders who intend to present a nomination at our 2027 Annual Meeting are required to deliver timely written notice to the Corporate Secretary and provide the specific information (including the information required by Rule 14a-19 under the Securities Exchange Act of 1934
(the “Exchange Act”)) and satisfy the timing, disclosure, procedural and other requirements specified in our By-Laws. To be timely, the nomination notice must be delivered no earlier than the close of business on June 1, 2027, and no later than the close of business on
July 1, 2027. However, if we hold our 2027 Annual Meeting more than 30 days before or more than 60 days after the anniversary date of our 2026 Annual Meeting, then the written notice must be delivered no earlier than the 120th day prior to our 2027 Annual Meeting and not later than (i) the 90th day prior to the 2027 Annual Meeting date or, (ii) if we first publicly announce our 2027 Annual Meeting date less than 100 days prior to the 2027 Annual Meeting, the 10th day following public announcement of the 2027 Annual Meeting date. Director nominees validly submitted through this process will be eligible for election at the 2027 Annual Meeting but will not be included in proxy materials sent to shareholders prior to the meeting. Our By-Laws may be found on our website located at
www.generalmills.com in the Investors section under “Governance”.
Shareholder Nominations – Proxy Access
Under our By-Laws, a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of our outstanding common stock, generally may nominate and include in our proxy materials up to the greater of two directors or 20%
of the number of directors in office as of the deadline for proxy access nominations. For eligible shareholders to include in our proxy materials nominees for the 2027 Annual Meeting, they must deliver a timely written notice to the Corporate Secretary and provide the specific information and satisfy the timing, disclosure, procedural and other requirements specified in our By-Laws. To be timely, proxy access nomination notices must be received by the Corporate Secretary no earlier than the close of business on March 16, 2027, and no later than the close of business on April 15, 2027. However, if we hold our 2027 Annual Meeting more than 30 days before or after the anniversary date of our 2026 Annual Meeting, then the written notice must be delivered no earlier than the 150th day prior to our
2027 Annual Meeting and not later than (i) the 120th day prior to the 2027 Annual Meeting date or (ii) the 10th day following public announcement of the 2027 Annual Meeting date.
Communications with the Board
The board of directors welcomes comments and questions. Interested parties may directly contact any of our directors, any committee of the board, the board’s independent directors as a group, the Independent Lead Director or the board generally, by writing to them at
General Mills, Inc., P.O. Box 1113, Minneapolis, Minnesota 55440 or via e-mail at boardofdirectors@genmills.com. The board of directors has instructed the Corporate Secretary to distribute communications to the director or directors, after ascertaining whether the communications are appropriate to duties and responsibilities of the board. The board has requested that the Corporate Secretary not forward the following types of communications: general surveys and mailings to solicit business or advertise products; job applications or resumes; product inquiries or complaints; new product suggestions; or any material that is threatening, illegal, or that does not relate to the responsibilities of the board.

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Director Compensation
We structure non-employee director compensation to attract and retain qualified independent directors and to further align the interests of directors with the interests of shareholders. The compensation and talent committee annually reviews surveys of independent director compensation trends and a competitive analysis of peer company practices prepared by the independent compensation consultant, using the same peer group that is used for executive compensation purposes. The compensation and talent committee makes recommendations to the board of directors on compensation for our independent directors, including their retainers and annual equity awards. Each component of director compensation is described in this section.
Elements of Compensation
In fiscal 2026, each independent director received an annual retainer of $100,000. The Independent Lead Director received an additional $35,000. The chair of the audit committee and the chair of the compensation and talent committee received an additional
$25,000, chairs of the other committees received an additional $20,000, and other audit committee members received an additional
$5,000. We pay annual retainers in quarterly installments. Directors can elect to have their retainers paid in cash or common stock.
Each independent director receives approximately $180,000 in RSUs upon attending his or her first board meeting and upon each reelection. The number of RSUs is determined based on the closing price of our common stock on the NYSE on the date of the grant.
The RSUs generally vest at the next annual meeting of shareholders. Directors who leave the board prior to vesting forfeit their RSUs.
In the event an active director dies, his or her RSUs fully vest. RSUs earn amounts equivalent to the regular dividend payments on our common stock. Dividend equivalents will be paid only to the extent that the underlying RSUs vest.

F26 NON-EMPLOYEE DIRECTOR COMPENSATION	F26 ADDITIONAL ANNUAL CASH RETAINERS

	Independent Lead Director		$35,000

	Committees	Chair	Member
	Audit	$25,000	$5,000
	Compensation and Talent	$25,000
	Corporate Governance	$20,000
	Finance	$20,000
	Public Responsibility	$20,000
36%
$100,000
Annual
Retainer
64%
$180,000
Restricted
Stock Units
Deferred Compensation
•Independent directors may defer their annual retainers and RSUs.
•Deferred cash accounts earn a monthly rate of return that tracks the investment return achieved under their selected investment funds, most of which are offered to participants in our 401(k) Plan. One of these funds tracks the return on our common stock, which, if selected, further aligns directors’ interests with those of our shareholders. The value of deferred retainers paid in shares of our common stock and deferred RSUs also track our common stock performance.
•Earnings credited are not above-market or preferential.

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Director Compensation
Director Compensation for Fiscal 2026
The fiscal 2026 compensation of our independent directors is shown in the following table.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
Joan L. Bottarini	52,500	180,002	232,502
Benno O. Dorer	105,000	180,050	285,050
C. Kim Goodwin(3)	25,000	—	25,000
Maria G. Henry	135,000	180,050	315,050
Jo Ann Jenkins	100,000	180,050	280,050
Elizabeth C. Lempres	130,000	180,050	310,050
John G. Morikis	105,000	180,050	285,050
Diane L. Neal	120,000	180,050	300,050
Steve Odland	100,000	180,050	280,050
Maria A. Sastre	120,000	180,050	300,050
Eric D. Sprunk	125,000	180,050	305,050
Jorge Uribe	120,000	180,050	300,050
(1)Includes the annual retainer for each director and additional fees for directors who serve as the Independent Lead Director, chair a committee or who serve on the audit committee. Retainers were paid in cash, except Ms. Henry, Mr. Morikis, and Mr. Uribe who each received their entire retainer in common stock
(3,133, 2,437, and 2,785 shares respectively). Shares issued in lieu of a cash retainer were valued at the closing sales price of our common stock on the
NYSE on the quarterly retainer payment dates.
(2)Includes the grant date fair value for 3,571 RSUs granted to each director reelected at the 2025 Annual Meeting of Shareholders, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). The grant date fair value is based on
$50.42 per share, the closing price of our common stock on the NYSE on the grant date, September 30, 2025.
For Ms. Bottarini, includes the grant date fair value for 4,026 RSUs granted upon attendance at her first board meeting on January 27, 2026. The grant date fair value is based on $44.71 per share, the closing price of our common stock on the NYSE on that date.
At fiscal year-end, each independent director had 3,571 unvested RSUs, except Ms. Bottarini, who had 4,026 unvested RSUs.
(3)Ms. Goodwin served on the board until September 30, 2025, but did not stand for re-election at the company's 2025 Annual Meeting of Shareholders.

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PROPOSAL NUMBER 2:
Approval of Advisory Vote on
Executive Compensation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RESOLUTION APPROVING, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
We provide our shareholders with an annual advisory vote on the compensation of our named executive officers, as required pursuant to Section 14A of the Exchange Act. At the 2025
Annual Meeting, approximately 94% of the votes cast supported our executive compensation program.
Our compensation and talent committee reviewed the results of the advisory vote and also considered feedback from several of our largest shareholders on our executive compensation program. The compensation and talent committee recognizes that effective practices evolve and will continue to consider changes as needed to keep our executive compensation program competitive and tightly linked to performance.
Consistent with our shareholders’ preference and prevailing demand, we expect to hold an advisory vote on executive compensation every year. This year, we are asking shareholders to approve the following resolution:
RESOLVED, that the shareholders approve the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the
Compensation Discussion and Analysis section, and the compensation tables and related narrative in the Executive Compensation section, of the Proxy Statement for the 2026 Annual
Meeting of Shareholders.
The advisory vote will not be binding on the compensation and talent committee or the board.
However, they will carefully consider the outcome of the vote and take into consideration any specific concerns raised by investors when determining future compensation arrangements.

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Executive Compensation
Compensation Discussion and Analysis
This section provides an overview of our compensation philosophy, the key elements of our executive compensation program and the compensation actions for our named executive officers (“NEOs”) in the context of our company strategy and our fiscal
2026 performance.
Executive Compensation At-A-Glance
Fiscal 2026 Named Executive Officers

Jeffrey L. Harmening	Dana M. McNabb	Kofi A. Bruce	Jaime Montemayor	Karen Wilson Thissen
Chairman of the Board and Chief Executive Officer	Chief Operating Officer	Chief Financial Officer	Chief Digital, Technology & Transformation Officer	General Counsel and Secretary
Dana M. McNabb was promoted from Group President, North America Retail and North America Pet to Chief Operating Officer
effective June 1, 2026. The board also elected Ms. McNabb to the company's Board of Directors effective June 1, 2026.
Fiscal 2026 Performance Overview
Our fundamental financial goal is to generate top-tier returns for our shareholders over the long term. We believe achieving that goal requires us to generate a consistent balance of net sales growth, margin expansion, cash conversion, and cash return to shareholders over time. Our executive compensation program and the compensation decisions of the compensation and talent committee are closely aligned with the company’s business strategies, priorities, and long-term growth objectives. In particular, the annual incentive targets we set at the beginning of the year are based on financial objectives and priorities approved by the board and communicated to investors.
In fiscal 2026, we navigated a challenging operating and consumer environment that remained pressured by elevated costs and macroeconomic uncertainties while making meaningful progress on our strategic transformation. We invested in improved competitiveness through our Remarkability playbook, completed the U.S. Yogurt divestiture and announced plans to sell our Brazil business and our Häagen-Dazs shops in mainland China, and we returned $1.8 billion to shareholders through dividends and share repurchases. Our fiscal 2026 adjusted results were in line with our latest expectations with base volume improving from a 10 percent decline in fiscal 2025 to 1 percent growth in the fourth quarter of fiscal 2026. We grew or held pound share in 65 percent of our top 10
U.S. categories, demonstrating that our investments in brand building and consumer value are working. Our fiscal 2026 performance and resulting incentive payouts reflect results that are in line with the challenging environment we navigated throughout the year and the strategic investments we made to improve our volume growth.

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Executive Compensation
Fiscal Year Financial Highlights that Align with Our Pay for
Performance Principles
F26 Key Priorities
In fiscal 2026, our primary goal was to restore organic sales growth by investing in greater value, innovation, and product news for consumers. While our fiscal 2026 results were mixed, we made meaningful progress on competitiveness, with improved volume trends and market share performance, and continued
generating industry-leading levels of holistic margin management cost savings.

We drove improved competitiveness through our Remarkability
playbook. Our investments in value, innovation, and brand building helped drive base volume improvement from a 10 percent decline in fiscal 2025 to 1 percent growth in the fourth quarter of fiscal 2026. We grew or held pound share in 65 percent of our top 10 U.S. categories, and household penetration increased in both North America Retail and North America Pet.

We continued to reshape our portfolio. We completed the
divestiture of our U.S. Yogurt business, announced plans to sell our
Brazil business and Häagen-Dazs shops in mainland China, and integrated the Whitebridge Pet Brands acquisition to strengthen our
North America Pet segment.

We maintained our capital allocation discipline. We generated free cash flow conversion of 85 percent of adjusted after-tax earnings in fiscal 2026*. Net cash provided by operating activities totaled
$2.2 billion and capital investments totaled $540 million. We returned
$1.8 billion to shareholders through dividends of $1.3 billion and share repurchases of $500 million.

F26 Financial Results Net sales totaled $18.4 billion and organic net sales decreased 2% compared to year-ago levels*.

Adjusted operating profit totaled $2.8 billion representing a decrease of 16% on a constant-currency basis*.

Adjusted diluted EPS totaled $3.55 representing a decrease of 16% on a constant-currency basis*.

Net cash provided by operations totaled $2.2 billion This cash generation supported capital investments totaling $540 million and our resulting free cash flow was approximately $1.6 billion*.

____________________
*Organic net sales, adjusted operating profit (on a constant-currency basis), adjusted diluted EPS (on a constant-currency basis) and free cash flow and conversion rate are non-GAAP measures. For more information on the use of non-GAAP measures in the Proxy Statement, and a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, see Appendix A.

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Executive Compensation

Compensation Policies and Practices

Robust Compensation Program Governance
•Clawback policies
•Tally sheets reviewed in connection with compensation decision making
•Annual risk assessment of pay programs
•Double-trigger change in control vesting provisions
•Fully independent compensation consultant
•Executive session at each compensation and talent committee meeting
•No employment contracts for NEOs
•No excise tax gross ups

Alignment between Pay and Performance
•PSUs granted to all NEOs and other company officers
•Significant percentage of executive compensation is variable based on company performance
•Challenging quantitative company performance measures aligned with strategic priorities

Stock Ownership Best Practices	•Rigorous stock ownership requirements •No officer or director hedging or pledging of company stock •No payment of dividend equivalents on unvested equity awards •No repricing or back dating of options

Shareholder Accountability	•Annual say-on-pay vote •Direct engagement with shareholders

Market Trends and Shareholder Feedback
Management and the compensation and talent committee’s independent consultant discuss market trends, investor expectations and shareholder feedback on executive compensation matters with the compensation and talent committee on a regular basis. With these regular discussions, the company is positioned to refine our compensation programs as needed to ensure they continue to meet the ongoing needs of the business and deliver shareholder expectations.
Compensation Philosophy
Our compensation program is designed to attract, motivate, reward, and retain superior leaders who consistently pursue initiatives and execute strategies that contribute to strong company performance and total return to shareholders. The compensation and talent committee bases its compensation decisions on the following core principles:
•Compensation design supports our business strategy: Our compensation program is closely aligned with our long-term growth model and strategic priorities. Incentive performance measures closely track our externally communicated financial objectives, and long-term incentives create significant alignment between the interests of our executives and those of our shareholders.
•Pay is performance-based: A significant percentage of our NEOs’ compensation is at risk and variable based on the annual and long-term performance of the company.
•Compensation opportunities are competitive: Given that the competition for talent in the consumer packaged goods industry is intense, the compensation opportunities for each NEO have been designed to ensure that they are competitive with our industry peer group.

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Executive Compensation
Executive Compensation Program Design
Elements of Total Direct Compensation and Alignment with Performance Measures
Our executive compensation program is designed to incent our NEOs to pursue strategies and execute priorities that promote growth and deliver strong returns to shareholders. The core elements of our NEOs’ total direct compensation consist of base salary, annual incentive, and long-term incentive. Target total direct compensation for each NEO is benchmarked within a reasonable range of the median of our industry peer group. Each element of annual and long-term incentive compensation is tied to performance and closely linked to our strategy, long-term growth model, financial objectives, and ultimately to TSR and continued value creation for our shareholders.

Percentage Of CEO Target Compensation	Total Direct Compensation Element	Pay Element	Performance Measure	Strategy and Performance Alignment

	BASE SALARY	Cash	•Individual performance and contributions based on scope and complexity of role	•Positioned within a reasonable range of market median based on individual performance and contributions

	ANNUAL INCENTIVE	Cash-based award	Company Performance (80%) •Organic net sales growth* •Adjusted operating profit growth* Individual Performance (20%)	•Rewards and recognizes annual accomplishment of key financial objectives •Corporate performance measures aligned with long-term growth model

LONG-TERM INCENTIVE

PSUs
Three-year cliff vesting (with one-
year additional holding period
required) and Three-year
measurement period
•Organic net sales growth*
(CAGR)
•Cumulative operating cash flow*
•+/- 25% Relative TSR Modifier
•Performance metrics align with key elements for delivering growth and creating value for shareholders

		Stock Options	Four-year graded vesting	•Ultimate value tied to stock price appreciation

		RSUs	Four-year graded vesting	•Ultimate value tied to TSR

*Non-GAAP measures. For more information on the use of non-GAAP measures in the Proxy Statement, and a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, see Appendix A.
Significant Percentage of Executive Pay is At-Risk
Since executive compensation is paid principally in the form of annual and long-term incentive awards, a significant percentage of executive pay is at risk and variable based on the annual and long-term performance of the company. PSUs, which comprise 50%
of the long-term incentive award, will only be paid at the end of the three-year performance period if three-year financial targets are achieved and are further subject to a 25% adjustment up or down based on the company’s TSR relative to the TSR of the companies in our compensation peer group. Stock options and RSUs, which comprise the remaining 50% of the long-term incentive award, derive their value directly from the company’s common stock price appreciation, which in the long term reflects company performance and is directly linked to shareholder returns.
•Performance Share Units: Can be rendered worthless if company performance for any three-year measurement period is below threshold.
•Stock Options: Have no value if the company’s common stock price does not appreciate prior to expiration of the stock options.
•Restricted Stock Units: Value can decline significantly from the grant date if the company performs poorly and its common stock price falls.

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For our NEOs to earn their intended target compensation from these awards, the company must show sustained competitive performance on annual and three-year company performance measures and must achieve strong shareholder returns.

CEO PAY MIX AT TARGET	OTHER NEO PAY MIX AT TARGET (Averaged)

90% PERFORMANCE-BASED COMPENSATION	80% PERFORMANCE-BASED COMPENSATION
The pay mix represented above is based on target total direct compensation opportunities.
Base Salary
Base salaries provide fixed income based on the size, scope, and complexity of each individual’s role and their individual performance and contribution levels. The only fixed element of total direct compensation, base salary, is set within a reasonable range of median levels for similarly situated officers within the industry peer group and is based on current and historical performance. With the guidance of the independent compensation consultant, the board (for the CEO) and the compensation and talent committee (for the other NEOs), annually review potential adjustments to base salary to ensure continuous alignment with the market and to account for changes in responsibilities.
Annual Incentive Award
Our annual incentive plan rewards the achievement of annual company and individual performance objectives. Each NEO’s target opportunity for an annual incentive award is a percentage of their base salary, which is expressed as a target incentive percentage.
Annual incentive awards can vary greatly from year to year based on achievement of the annual company performance measures, business segment results, and individual performance ratings. Annual incentive awards range from 0% to 200% of target, with a 100%
of target award for on-target performance.
How We Establish Target Opportunities
In establishing the target incentive percentage opportunities for the NEOs, our compensation and talent committee and the board consider a number of factors, including the NEO’s level of responsibility, size and complexity of role, a reasonable range of median levels for similarly situated officers within the industry peer group, and other factors related to the scope of the NEO’s responsibilities.
How We Select Performance Measures
Achievement on the annual company performance measures and, as applicable, business segment results account for 80% of each
NEO’s annual incentive award payout. For the annual company performance measures, the assessment of company performance for each year is based on goals set forth in the annual corporate operating plan that is approved by the board before the start of the fiscal year in May. The annual corporate operating plan aligns with our corporate strategy, long-term commitment to shareholders and expected peer and industry performance. This in turn ensures that our annual incentive awards drive results that support the company’s business strategy and remains consistent with the objectives communicated to investors. Annual company performance measures for fiscal 2026 consisted of two measures: organic net sales growth and adjusted operating profit growth. Aligned with our primary fiscal 2026 objective to restore organic net sales growth, we increased the weighting of this measure to 60% from 50%, with adjusted operating profit growth correspondingly reduced to 40% from 50%.
How We Set Goals
For fiscal 2026, the compensation and talent committee approved the performance goals for target payout noted in the table below, as well as for threshold and maximum incentive payout. The goals were set at levels appropriate to incent and reward management for achievement of the results relative to our annual plans and strategic priorities. To ensure that the annual company performance goals are appropriately challenging, the compensation and talent committee tests and evaluates the goals in the context of several factors, including:
•Financial performance goals that are consistent with the achievement of our long-term goals for delivering top-tier shareholder returns;
•The likelihood and probability of achieving various levels of performance based on historical results and expected peer and industry performance. The board and committee devote significant time to discussing, understanding and anticipating the current operating environment, including potential input cost inflation and supply chain disruptions as well as the financial health of our consumers;

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Executive Compensation
•The annual incentive metrics, program design, and financial performance of peer companies; and
•Our expected performance relative to peer companies.
Fiscal 2026 Goals and Performance
For fiscal 2026, the compensation and talent committee once again set annual performance goals in line with our annual corporate operating plan. The fiscal 2026 plan was calibrated considering achievability, shareholder expectations, and competitiveness in an uncertain operating environment.
In particular, the fiscal 2026 operating plan was based on the following key assumptions:
•Strong HMM and transformation cost savings would help fuel increased consumer investment and innovation to drive topline growth;
•Our consumer news and innovation would result in increased market share performance amid a challenged consumer backdrop; and
•Our continued disciplined focus on cash would enable us to generate strong free cash-flow conversion.
The board and compensation and talent committee set challenging fiscal 2026 goals for organic net sales growth and constant-
currency adjusted operating profit that were consistent with the company’s annual corporate operating plan and reflected an uncertain macroeconomic backdrop for consumers. The organic net sales goal was considered robust in light of category growth expectations and the company’s deliberate investments in consumer value, innovation, and brand building to restore competitiveness and volume-
driven growth. The adjusted operating profit goal also required disciplined execution, as management was challenged to focus on profitability while continuing to invest in brand building amid expected headwinds from input cost inflation and portfolio changes.
Our fiscal 2026 performance and resulting incentive payout were consistent with the challenging environment we navigated throughout the year.
FISCAL 2026 PERFORMANCE AGAINST ANNUAL PERFORMANCE GOALS

Annual Performance Measure and Weighting	Target Range	Actual Performance(2)	Award Achievement %
Organic Net Sales Growth (60%)(1)	0.0% to 1.0%	(1.8%)	57%
Adjusted Operating Profit (40%)(1)	(11.25%) to (8.75%)	(17.3%)	42%
Business Achievement Percentage			51%
(1)The annual company performance measures are non-GAAP measures. For more information on the use of non-GAAP measures in the Proxy Statement and a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, see Appendix A.
(2)Incentive performance is measured on a comparable basis and excludes certain items affecting comparability, including the impact of changes in foreign currency exchange rates, acquisitions and divestitures, and other corporate adjustments.
How We Evaluate Individual Performance Achievement
Individual Achievement Percentages for our NEOs account for 20% of each NEO’s annual incentive award payout. The Individual
Achievement Percentages range from 0% to 200% and are based on the achievement of specific annual priorities set at the beginning of the fiscal year, which include quantitative business performance measures for the business segments and qualitative goals such as completion of strategic initiatives, quality of business plans, organizational development progress, and employee development and fulfillment of leadership expectations. The CEO establishes annual priorities for each of the NEOs, and the board approves the annual priorities for the CEO. The board approves the individual performance rating for the CEO and the compensation and talent committee approves the performance ratings for all other NEOs. The evaluation of the CEO’s individual performance is discussed under Fiscal
2026 CEO Compensation Actions on page 57.
How We Calculate the Annual Incentive Award
The annual incentive award is subject to the terms of our Executive Incentive Plan and calculated according to the formula below for all NEOs. For fiscal 2026, our NEOs received annual incentive awards ranging from 56% to 71% of their annual incentive award targets.

Base Salary (Eligible Earnings)	x	Target Incentive %	x	Business Achievement % x Business Weight 80%	+	Individual Achievement % x Individual Weight 20%

The Business Achievement and Individual Achievement percentages can range from 0% to 200%.

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Executive Compensation
Long-Term Incentive Award
The long-term incentive program rewards delivery of long-term shareholder value and is designed to retain key talent. A significant portion of an NEO’s pay opportunity is provided through these awards. To prioritize performance-based vesting, our long-term incentive grants for NEOs are composed of 50% PSUs, 25% RSUs, and 25% stock options.
PSUs granted in fiscal 2026 have a three-year cliff vesting period based on company performance over the three-year vesting period.
RSUs and stock options granted in fiscal 2026 have a four-year graded vesting period. All long-term incentive awards are subject to our clawback policies. PSUs and RSUs earn dividend equivalents equal to regular dividends paid on our common stock, which are distributed only to the extent the underlying units vest. All long-term incentive awards granted in fiscal year 2026 were granted under the company’s 2022 Stock Compensation Plan.

Long-Term Incentive Target Award Value	=	Performance Share Units (50%)	+	Restricted Stock Units (25%)	+	Stock Options* (25%)

*      Five stock options awarded for each full-value share.
Performance Share Units
How We Select Performance Measures
PSUs are designed to focus executives on equally weighted top-line and bottom-line three-year operating metrics that drive shareholder value. For the fiscal 2026 PSU award, performance measures used were organic net sales growth and cumulative operating cash flow (continued equal weighting), and a +/- 25% relative TSR modifier.
How We Set Goals
PSUs are earned based on our future achievement of three-year company performance goals. The compensation and talent committee sets these goals so that they are consistent with our long-range plan for the same period. Goals for the entire three-year performance period are set at the beginning of the period rather than at the start of each fiscal year and are measured cumulatively.
The PSUs awarded in fiscal 2026 will be earned based on the company’s future achievement of three-year performance goals for organic net sales (CAGR) growth and cumulative operating cash flow, further modified (+/-25%) by our TSR performance relative to our peers as illustrated in the table below.

Company TSR Relative to Compensation Peers	Award Modifier

≥ 75th percentile	+25%

25th to 75th percentile	No adjustment

≤ 25th percentile	-25%

Payouts can vary from 0% to 200% of the target number of PSUs, based on results against the performance goals with a 100%
payout representing target performance. The relative TSR modifier cannot result in a PSU payout greater than 200%.
Each PSU earned is settled with a share of the company’s common stock following the completion of the three-year performance period. The CEO and members of his senior leadership team are required to hold PSUs for an additional year following the three-year vesting period.

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How We Measure Performance Against Goals
The table below summarizes our company performance against the performance measures for the fiscal 2024 – fiscal 2026 PSUs. It reflects performance against challenging 3-year targets, which included the targets below for organic net sales growth and cumulative operating cash flow. Performance achievement was impacted by the challenging operating and consumer environment in the second and third years of the performance period.

Fiscal 2024 - Fiscal 2026 PSU Measures and Weightings ($ in millions)	Target	Actual Performance(1)	Award Achievement %
Organic Net Sales Growth (50%)(2)	3.3%	(1.5%)	0%
Cumulative Operating Cash Flow (50%)(3)	$10,270	$9,048	60%
Weighted Average Performance Achievement			30%
Relative TSR Modifier(4)			75%
Fiscal 2024 - 2026 PSU Payout			23%
(1)The PSU performance measures are non-GAAP measures. For more information on the use of non-GAAP measures in the Proxy Statement and a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, see Appendix A.
(2)Organic Net Sales Growth is compound annual growth rate in sales for the company, excluding any impacts from acquisitions and divestitures, 53rd week, and foreign currency exchange.
(3)Cumulative Operating Cash Flow is cash generation performance measured by cash flow from operations. Cumulative Operating Cash Flow has been adjusted for restructuring projects and acquisitions and divestitures.
(4)Total Shareholder Return was below the 25th percentile relative to our peers, which decreased the payout by 25% based on the Total Shareholder Return modifier applicable to the fiscal 2024 - fiscal 2026 performance cycle. The relative TSR modifier cannot result in a PSU payout greater than 200%.
Stock Options and Restricted Stock Units
Stock options and RSUs granted in fiscal 2026 are generally subject to a four-year graded vesting period from the grant date (25%
vesting each year). The exercise price per share for stock options equals the closing price of our common stock on the NYSE on the grant date. Stock options expire 10 years and one month from the grant date.
Other Elements of Compensation
Retirement and Health Benefits
We provide competitive retirement security and health benefits. Our executives participate in the same benefit plans made available to
U.S.-based salaried employees, including medical benefits, disability and life insurance, Pension Plans, and 401(k) Plan. In addition, our executives participate in a Supplemental Retirement Plan (designed to restore benefits that otherwise would be lost because of tax limits in the qualified U.S. Pension Plan) and a nonqualified Supplemental Savings Plan (designed to restore contributions that otherwise would be lost because of tax limits in the qualified 401(k) Plan). See pages 68-72 for further details.
Perquisites
We provide our executives with limited perquisites and other personal benefits that are outlined on page 64.
Severance
We provide a Separation Pay and Benefits Program to attract and retain executives and to promote orderly succession for key roles.
We do not have any employment contracts with our NEOs. See page 72 for further details.

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Executive Compensation
Fiscal 2026 CEO Compensation Actions
Jeffrey L. Harmening
Chairman and Chief Executive Officer

Total direct compensation for our Chief Executive Officer (“CEO”) in fiscal
2026 included base salary, annual incentive (paid after the end of the fiscal year for fiscal 2026 performance), and long-term incentives in the form of equity awards, including PSUs, stock options, and RSUs (granted at the beginning of fiscal 2026). At the beginning of fiscal 2026, the compensation and talent committee completed a review of Mr. Harmening’s target opportunity for total direct compensation, including a comparison to the compensation for CEOs at companies within our industry peer group. Based on its review, to continue to align Mr. Harmening’s target compensation with the median compensation of CEOs in our peer group, the compensation and talent committee recommended keeping Mr. Harmening’s base salary, his intended long-term incentive award, and his annual incentive target flat as compared to fiscal 2025.
FISCAL 2026 COMPENSATION (IN MILLIONS)

$1.35
Base
Salary
$1.40
Annual
Incentive
$9.61
Long-Term
Incentive
Compensation Decisions
•Base Salary: To maintain a competitive base salary, aligned to median CEO pay within our industry peer group, the board set
Mr. Harmening’s base salary at $1,350,000 at the beginning of fiscal 2026, which was flat as compared to fiscal 2025.
•Annual Incentive: The board maintained Mr. Harmening’s annual incentive target at 180% of base salary. Mr. Harmening’s annual incentive payout is based 80% on company performance and 20% on individual performance. The company performance achievement percentage for fiscal 2026 was 51%. The board approved a fiscal 2026 individual performance rating percentage of
85% for Mr. Harmening in recognition of his strong leadership through critical organizational initiatives and the challenging consumer and operating environment in fiscal 2026. For fiscal 2026, Mr. Harmening received an annual incentive award of
58% of target.
•Long-Term Incentive: At the beginning of fiscal 2026, Mr. Harmening’s target long-term incentive award value was set by the board to achieve our long-term pay-for-performance objectives and to align target pay with median CEO pay within our industry peer group. The grant date fair value of the fiscal 2026 long-term incentive was $9,606,378.
•Performance Share Unit Three-Year Performance Achievement: The performance period for Mr. Harmening’s fiscal 2024 –
fiscal 2026 PSUs was completed this year. The award achievement percentage for this tranche of PSUs was 23% of the target number of PSUs.
Fiscal 2027 Named Executive Officer Actions
On May 5, 2026, the board elected Dana M. McNabb Chief Operating Officer of the company effective June 1, 2026. The board also elected Ms. McNabb to the company's board of directors effective June 1, 2026. On May 4, 2026, the compensation and talent committee adjusted the compensation levels for Ms. McNabb to reflect her promotion to Chief Operating Officer of the company effective June 1, 2026. As Chief Operating Officer, Ms. McNabb will receive a base salary of $1,000,000, an annual cash incentive target of 150% of base salary, and a target long-term incentive award of $4,000,000. On May 4, 2026, the compensation and talent committee also approved the following retention awards, granted on June 5, 2026, for senior leaders who are playing critical roles in driving the company's ongoing transformation and growth initiatives and supporting Ms. McNabb in her new role as Chief Operating
Officer. Kofi A. Bruce, the company’s Chief Financial Officer, was granted a one-time $3,500,000 Restricted Stock Unit (“RSU”) award,
Jaime Montemayor, the company’s Chief Digital, Technology, and Transformation Officer, was granted a one-time $2,500,000 RSU award, and Karen Wilson Thissen, the company’s General Counsel and Secretary, was granted a one-time $1,700,000 RSU award each with 3-year cliff vesting and a grant and stock price determination date of June 5, 2026. Mr. Bruce, Mr. Montemayor, and
Ms. Wilson Thissen will forfeit these awards in full if they retire before June 5, 2028, but will receive continued pro-rata vesting of their awards if they retire between June 5, 2028 and June 5, 2029.

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Executive Compensation
The Compensation Process
Determining Executive Compensation
The compensation and talent committee regularly assesses the effectiveness of the executive compensation program in driving performance. It uses shareholder feedback, external trends, peer group compensation program assessments, and input from its independent compensation consultant to inform its decision making. Any changes are typically approved in June for the new fiscal year. For the CEO, the board reviews and approves the compensation and talent committee’s recommendations.
Each June, the board and compensation and talent committee approve compensation for the CEO and the compensation and talent committee approves compensation for the CEO’s direct reports, based on performance from the most recently completed fiscal year, and establishes goals for the upcoming one and three-year performance periods. In approving compensation for the most recently completed fiscal year, the compensation and talent committee and the board primarily examine:
•Company performance as measured by our annual company performance measures;
•Competitive market data prepared by the independent compensation consultant;
•Each director’s written evaluation of the CEO’s performance against his objectives, which were approved by the board at the beginning of the fiscal year;
•The recommendations of the CEO for the other executive officers;
•Feedback from shareholders and the most recent say-on-pay vote; and
•Tally sheets of cumulative earnings and stock awards to provide context for annual actions.
In considering the say-on-pay vote and feedback from shareholders, the compensation and talent committee recognizes that effective practices evolve and will continue to consider changes as needed to keep our executive compensation program competitive and tightly linked to performance.
FW Cook, the compensation and talent committee’s independent compensation consultant, advises the compensation and talent committee on executive and director compensation matters, but performed no other services for General Mills in fiscal 2026. The compensation and talent committee directly engages and actively works with the independent compensation consultant to formulate compensation recommendations for our CEO to be approved by the board. Management makes recommendations to the compensation and talent committee for the other executive officers, and the independent compensation consultant advises the compensation and talent committee on those recommendations.
The compensation and talent committee has sole authority to retain or replace the independent compensation consultant, and the compensation and talent committee annually evaluates the engagement and assesses the consultant’s independence in accordance with the listing standards of the NYSE. Most recently in fiscal 2026, the compensation and talent committee determined that the engagement did not raise any conflict of interest. In reaching this conclusion, the compensation and talent committee considered factors relevant to the consultant’s independence from management, including the factors set forth in the NYSE listing standards.
In order to promote independent decision making on executive compensation matters, the compensation and talent committee meets in executive session without management present at each meeting, often with the participation of the independent compensation consultant.
The Industry Peer Group
The compensation and talent committee, with the assistance of management and the independent compensation consultant, annually evaluates our executive compensation program against similar programs within the consumer packaged goods industry peer group.
The compensation and talent committee also annually conducts a comprehensive industry peer group review, with assistance from the independent compensation consultant.
The compensation and talent committee used the following selection criteria in determining our industry peer group:
•Global, publicly traded consumer packaged goods companies within our and similar sub-industries, as identified by the S&P Global
Industry Classification System;
•Comparable scale and complexity of operations, as measured primarily by sales, market capitalization, total assets, and total employees;
•Direct competitors for business, capital, or industry talent;
•Continuous and transparent disclosure of business results and executive compensation; and
•Continuity from year to year.

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Executive Compensation
OUR INDUSTRY PEER GROUP
The following peer group was used to inform fiscal 2026 decisions:

The Campbell’s Company (CPB)	The Hershey Co. (HSY)	Nestlé SA* (NSRGY)
Clorox Co. (CLX)	The J. M. Smucker Company (SJM)	PepsiCo, Inc. (PEP)
The Coca-Cola Co. (KO)	Kimberly-Clark Corp. (KMB)	The Procter & Gamble Company (PG)
Colgate-Palmolive Co. (CL)	The Kraft Heinz Company (KHC)	Reckitt Benckiser Group plc* (RBGLY)
Conagra Brands, Inc. (CAG)	Keurig Dr Pepper Inc. (KDP)	Unilever PLC* (UL)
Danone S.A.* (DANOY)	Mondelēz International, Inc. (MDLZ)

*     Excluded from compensation and relative TSR comparisons due to non-U.S. pay model.
In connection with the closing of the Kellanova acquisition, in fiscal 2026 we removed Kellanova (K) and added Hormel Foods
Corporation (HRL), McCormick & Company, Inc. (MKC), and Tyson Foods, Inc. (TSN). This group was used to inform fiscal 2027 compensation decisions.
How We Use Our Industry Peer Group
•To assess pay levels and pay mix for executive officers;
•To evaluate total direct compensation for executive officers in comparable positions;
•To gauge relative financial performance and TSR;
•To evaluate annual and long-term incentive design and structure;
•To review governance and terms of incentive awards, including vesting and clawback provisions;
•To compare benefits, perquisites, and severance; and
•To review overall share usage and run rate.
The compensation and talent committee annually compares General Mills’ compensation under various performance scenarios versus industry peer group practices to ensure that our programs are competitive and that pay is commensurate with performance relative to the industry.
Key Policies – Supplemental Information
Stock Ownership Policy
Long-term stock ownership is deeply engrained in our executive culture and is reflective of the strong commitment our executives have to the company’s success. More information on current stock ownership for the NEOs and our stock ownership policy is provided on pages 95-97.
Robust Clawback Policies
In the event the company is required to restate financials due to material noncompliance with financial reporting requirements and the noncompliance resulted in overpayment of incentive compensation within the three completed fiscal years preceding the restatement, the compensation and talent committee will recover from any current and former executive officers (who were executive officers during the recovery period) any amount of erroneously received cash incentives and equity-based long-term incentive compensation, including performance and time-based equity awards.
The compensation and talent committee may also adjust future compensation, cancel outstanding stock or performance-based awards, or seek recoupment of previous awards from company officers due to fraud, intentional misconduct, gross negligence, or where it reasonably believes the company’s Employee Code of Conduct or the terms of a separation agreement have been violated.

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Executive Compensation
Insider Trading Policy
We have adopted insider trading policies for directors and officers of the company and employees of the company that govern the purchase, sale, and/or other dispositions of our common shares and other securities by our directors, executive officers, employees, and any member of his or her immediate family living in his or her household. The employee insider trading policy prohibits employees of the company from trading in company securities when they have material, non-public information about the company. Additionally, the policy prohibits employees from trading in the securities of other public companies about which the employee learns material, non-
public information through his or her employment with the company. It is also company policy to comply with all applicable securities laws when transacting in its own securities.
The insider trading policy relevant to directors and officers of the company, in addition to the above restrictions, requires that our
Section 16 officers pre-clear every transaction involving company securities with the company’s corporate secretary’s office. Pre-
clearance obligations apply to all transactions in company securities, including open-market transactions, exercises of stock options, transactions in the company’s 401(k), Deferred Compensation and Supplemental Savings Plans, and gifts. Additionally, directors and officers are prohibited from trading in company securities during certain blackout periods and are also prohibited from hedging or pledging company stock.
The foregoing summaries of our insider trading policies do not purport to be complete and are qualified in their entirety by reference to the full text of the policies, copies of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended
May 26, 2024.
Practices Related to the Grant of Equity Awards
Under the company’s practices, the approval of long-term equity incentive compensation for the company’s regular annual equity awards (including stock options and RSU and PSU grants to our NEOs) is typically made two business days after the filing of the company’s Annual Report on Form 10-K. Neither the board nor the compensation and talent committee takes into account material non-public information when determining the timing or terms of equity awards, nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation. Stock options are granted with an exercise price at least equal to the closing market price of our common stock on the grant date, as required by the 2022 Stock Compensation Plan.
During fiscal 2026, the company did not grant stock options (or similar awards) to any NEO during any period beginning four business days before and ending one business day after the filing of any company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any company Form 8-K that disclosed any material non-public information.
Compensation-Related Risk Assessment
Our compensation and talent committee has analyzed the potential material risks that may be created by our compensation programs.
Because performance-based incentives play a large role in our executive compensation program, it is important to ensure that these incentives do not result in our employees taking actions that may conflict with the company’s long-term interests. The compensation and talent committee reviewed and concluded that the company’s compensation programs are designed and administered with the appropriate balance of risk and reward in relation to its overall business strategy and do not encourage employees to take unnecessary or excessive risks.
Tax Deductibility of Compensation
In keeping with our compensation philosophy, annual cash incentives and long-term incentive equity awards granted in fiscal 2026 impose performance conditions for the CEO and executive officers. Under Section 162(m) of the Internal Revenue Code, we expect that incentives and awards generally will not be deductible despite their performance orientation to the extent they, together with base salary and other compensation, result in compensation paid to certain covered individuals over $1 million in any one fiscal year. The compensation and talent committee believes that shareholder interests are best served if it retains discretion and flexibility in establishing and overseeing compensation programs, which may include awarding or modifying compensation that is not deductible by the company.

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Executive Compensation
Compensation and Talent Committee Report
The compensation and talent committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on such review and discussion, the compensation and talent committee recommended to the board that the Compensation
Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended
May 31, 2026.
SUBMITTED BY THE COMPENSATION AND TALENT COMMITTEE
Elizabeth C. Lempres, Chair
Joan L. Bottarini
Maria A. Sastre
Jorge A. Uribe
The following tables and accompanying narrative should be read in conjunction with the Compensation Discussion and Analysis. They present compensation for our CEO and CFO and each of the other three most highly-compensated executive officers active at the end of fiscal 2026.

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Executive Compensation
Executive Compensation Tables
Summary Compensation Table

Name	Year	Salary ($)	Stock Award(2) ($)	Option Award(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)
Jeffrey L. Harmening Chairman of the Board & CEO	2026	1,350,000	7,326,405	2,279,973	1,404,540	1,574,513	82,621	14,018,052
	2025	1,350,000	7,278,003	2,608,294	889,380	274,971	92,182	12,492,830
	2024	1,333,333	7,203,495	2,847,138	1,204,800	3,303,184	164,164	16,056,114
Dana M. McNabb(1) Chief Operating Officer	2026	850,000	2,197,891	683,991	569,160	488,171	56,829	4,846,042
	2025	750,000	1,965,171	704,246	356,400	285,823	58,216	4,119,856
	2024	618,750	1,492,557	313,185	326,053	356,666	58,303	3,165,514
Kofi A. Bruce Chief Financial Officer	2026	886,546	2,197,891	683,991	614,908	529,539	50,104	4,962,979
	2025	865,227	2,183,401	782,496	411,156	428,604	57,911	4,728,795
	2024	775,000	1,836,952	726,036	396,800	800,182	82,547	4,617,517
Jaime Montemayor Chief Digital, Technology & Transformation Officer	2026	716,750	1,904,859	592,799	405,967	—	104,853	3,725,228
	2025	706,667	1,601,271	573,830	252,139	—	118,674	3,252,581
	2024	700,000	1,440,699	569,435	365,120	—	182,077	3,257,331
Karen Wilson Thissen General Counsel & Secretary	2026	730,000	1,245,613	387,601	413,472	—	114,593	2,891,279
	2025	730,000	1,237,371	443,414	260,464	—	116,588	2,787,837
	2024	726,333	1,224,782	484,024	349,802	—	167,466	2,952,407
Footnotes to the Summary Compensation Table:
(1)Ms. McNabb was elected Chief Operating Officer of the company effective June 1, 2026. Compensation reported for fiscal 2026 reflects pay for her role as
Group President, North America Retail and North America Pet.
(2)Amounts reported for 2026 stock awards represent the aggregate grant date fair value of RSUs and PSUs awarded to the NEOs in fiscal 2026. RSUs awarded to the NEOs have four-year graded vesting. PSUs awarded to the NEOs have a three-year performance period (fiscal 2026 to 2028) and a three-year cliff vesting period. Grant date fair value is calculated in accordance with FASB ASC Topic 718. For the 2026 stock awards, the grant date fair value equals the closing price of our common stock on the NYSE on the grant date ($51.81) for RSUs and the Monte Carlo valuation as of the grant date ($50.01)
for PSUs. For the 2025 stock awards, the grant date fair value equals the closing price of our common stock on the NYSE on the grant date ($63.26) for
RSUs and the Monte Carlo valuation as of the grant date ($60.45) for PSUs. For the 2024 stock awards, the grant date fair value equals the closing price of our common stock on the NYSE on the grant date ($76.70) for RSUs and the Monte Carlo valuation as of the grant date ($72.15) for PSUs. The values shown have not been adjusted to reflect that these units are subject to forfeiture. The PSU value assumes target performance over the performance period and is consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC
Topic 718, excluding the effect of estimated forfeitures.
The following table reflects the value at grant date of the 2026 PSU awards at threshold, target and maximum performance levels.

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GRANT DATE VALUE OF 2026 PERFORMANCE SHARE UNITS

	At Threshold 0% ($)	At Target 100% ($)	At Maximum 200% ($)
Jeffrey L. Harmening	—	4,826,365	9,652,730
Dana M. McNabb	—	1,447,890	2,895,779
Kofi A. Bruce	—	1,447,890	2,895,779
Jaime Montemayor	—	1,254,851	2,509,702
Karen Wilson Thissen	—	820,564	1,641,128
(3)Amounts reported for 2026 option awards represent the grant date fair value of options awarded to the NEOs in fiscal 2026. Stock options awarded to the
NEOs in fiscal 2026 have a four-year graded vesting period (25% per year). The grant date fair value of options calculated in accordance with FASB ASC
Topic 718 equals $9.45 per share (fiscal 2026), $13.20 per share (fiscal 2025), and $17.47 per share (fiscal 2024), based on our Black-Scholes option pricing model. The following assumptions were used in the fiscal 2026 calculation: expected term of 8.0 years; dividend yield of 4.71% annually; dividend growth rate of 1.54% annually; a risk-free interest rate of 4.216%; and expected price volatility of 22.3%. Fiscal 2025 and 2024 assumptions are listed in our proxy statements for those years. The values shown have not been adjusted to reflect that these options are subject to forfeiture.
(4)As described in the “Annual Incentive Award” section of the Compensation Discussion and Analysis on page 53, the amounts reported reflect annual incentive awards earned for performance under the Executive Incentive Plan for fiscal 2026, 2025, and 2024.
(5)Includes the annual increase in the actuarial present value of accumulated benefits under our Pension Plans and Supplemental Retirement Plan. There have been no enhanced pension benefits delivered to our NEOs via a change in plan design over the last three fiscal years. Reasons for the changes relate to discount rate and mortality changes, additional service, aging, and increases in “Final Average Earnings” as defined in the Pension Benefits section. Earnings credited for defined contribution deferred compensation plans are not above market or preferential.
(6)All Other Compensation for fiscal 2026 includes the following amounts:

	Contributions to Retirement Savings Plans(a) ($)	Perquisites and Other Personal Benefits(b) ($)	Total ($)
Jeffrey L. Harmening	67,181	15,440	82,621
Dana M. McNabb	36,192	20,637	56,829
Kofi A. Bruce	38,931	11,173	50,104
Jaime Montemayor	96,539	8,314	104,853
Karen Wilson Thissen	106,042	8,551	114,593
(a) CONTRIBUTIONS TO RETIREMENT SAVINGS PLANS

	Matching Contributions to 401(k) Plan ($)	Contributions to Supplemental Savings Plan ($)	Total ($)
Jeffrey L. Harmening	10,800	56,381	67,181
Dana M. McNabb	11,750	24,442	36,192
Kofi A. Bruce	10,800	28,131	38,931
Jaime Montemayor	33,275	63,264	96,539
Karen Wilson Thissen	32,750	73,292	106,042
Includes the company’s contributions during fiscal 2026 to the 401(k) Plan and the Supplemental Savings Plan. For more information on the terms of company contributions to the plans, see Other Retirement Savings Plans.

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(b) PERQUISITES AND OTHER PERSONAL BENEFITS
Includes the following perquisites and other personal benefits for fiscal 2026:

	Personal Use of Executive Car(i) ($)	Financial Counseling ($)	Other(ii) ($)	Total ($)
Jeffrey L. Harmening	—	15,000	440	15,440
Dana M. McNabb	12,197	8,000	440	20,637
Kofi A. Bruce	2,733	8,000	440	11,173
Jaime Montemayor	—	8,000	314	8,314
Karen Wilson Thissen	—	8,000	551	8,551
(i)Includes the value based on annual incremental cost of use of the vehicle. Mr. Harmening and Ms. Wilson Thissen exited the car program in fiscal 2023, and Mr. Bruce and Mr. Montemayor exited the car program in 2025 as part of the phase out of the program.
(ii)Includes the value of corporate gifts received by NEOs in fiscal 2026.
Grants of Plan-Based Awards for Fiscal 2026

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jeffrey L. Harmening		Cash(1)	—	2,430,000	4,860,000	—	—	—	—	—	—	—
	6/30/2025	RSU(2)	—	—	—	—	—	—	48,254	—	—	2,500,040
	6/30/2025	PSU(3)	—	—	—	—	96,508	193,016	—	—	—	4,826,365
	6/30/2025	Options(4)	—	—	—	—	—	—	—	241,267	51.81	2,279,973
Dana M. McNabb		Cash(1)	—	1,020,000	2,040,000	—	—	—	—	—	—	—
	6/30/2025	RSU(2)	—	—	—	—	—	—	14,476	—	—	750,002
	6/30/2025	PSU(3)	—	—	—	—	28,952	57,904	—	—	—	1,447,890
	6/30/2025	Options(4)	—	—	—	—	—	—	—	72,380	51.81	683,991
Kofi A. Bruce		Cash(1)	—	1,063,855	2,127,709	—	—	—	—	—	—	—
	6/30/2025	RSU(2)	—	—	—	—	—	—	14,476	—	—	750,002
	6/30/2025	PSU(3)	—	—	—	—	28,952	57,904	—	—	—	1,447,890
	6/30/2025	Options(4)	—	—	—	—	—	—	—	72,380	51.81	683,991
Jaime Montemayor		Cash(1)	—	573,400	1,146,800	—	—	—	—	—	—	—
	6/30/2025	RSU(2)	—	—	—	—	—	—	12,546	—	—	650,008
	6/30/2025	PSU(3)	—	—	—	—	25,092	50,184	—	—	—	1,254,851
	6/30/2025	Options(4)	—	—	—	—	—	—	—	62,730	51.81	592,799
Karen Wilson Thissen		Cash(1)	—	584,000	1,168,000	—	—	—	—	—	—	—
	6/30/2025	RSU(2)	—	—	—	—	—	—	8,204	—	—	425,049
	6/30/2025	PSU(3)	—	—	—	—	16,408	32,816	—	—	—	820,564
	6/30/2025	Options(4)	—	—	—	—	—	—	—	41,016	51.81	387,601
(1)Annual Incentive Awards for Fiscal 2026 Performance: Cash. Includes the potential range of 2026 annual incentive awards granted under the Executive
Incentive Plan as described in the Compensation Discussion and Analysis. The actual amount earned for fiscal 2026 performance is reported under the
“Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.
(2)Long-Term Incentive Awards: Restricted Stock Units. Includes RSUs granted in fiscal 2026 under the 2022 Stock Compensation Plan.
(3)Long-Term Incentive Awards: Performance Share Units. Includes PSUs that will be paid out based on a fiscal 2026-2028 performance period under the
2022 Stock Compensation Plan as described in the Compensation Discussion and Analysis.
(4)Long-Term Incentive Awards: Options. Includes options granted in fiscal 2026 under the 2022 Stock Compensation Plan.
Information on the terms of these awards is described under “Elements of Total Direct Compensation and Alignment with Performance Measures” in the
Compensation Discussion and Analysis. See Potential Payments Upon Termination or Change in Control for a discussion of how equity awards are treated under various termination scenarios.

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Outstanding Equity Awards at 2026 Fiscal Year-End
The following table summarizes the outstanding equity awards as of May 31, 2026 for each of the NEOs.

		Option Awards				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Market Value of Shares or Units That Have Not Vested(2) ($)
Jeffrey L. Harmening	6/28/2022					31,135	$1,052,674
	6/30/2023					14,668	$495,925
	6/30/2023					16,297	$551,002
	6/28/2024							79,040	$2,672,342
	6/28/2024					29,640	$1,002,128
	6/30/2025							96,508	$3,262,935
	6/30/2025					48,254	$1,631,468
	6/21/2016	112,748	—	$66.52	7/21/2026
	6/27/2017	270,173	—	$55.52	7/27/2027
	6/26/2018	325,663	—	$46.06	7/26/2028
	6/25/2019	162,943	—	$53.70	7/25/2029
	6/30/2020	141,931	—	$61.65	7/30/2030
	6/29/2021	150,967	—	$60.03	7/29/2031
	6/28/2022	—	155,672	$70.26	7/28/2032
	6/30/2023	81,487	81,486	$76.70	7/30/2033
	6/28/2024	49,400	148,198	$63.26	7/28/2034
	6/30/2025	—	241,267	$51.81	7/30/2035
Dana M. McNabb	6/28/2022					3,915	$132,366
	6/30/2023					1,614	$54,569
	6/30/2023					1,792	$60,588
	1/8/2024					2,707	$91,524
	1/8/2024					1,401	$47,368
	6/28/2024							21,342	$721,573
	6/28/2024					8,003	$270,581
	6/30/2025							28,952	$978,867
	6/30/2025					14,476	$489,434
	6/21/2016	11,839	—	$66.52	7/21/2026
	6/27/2017	27,017	—	$55.52	7/27/2027
	6/26/2018	35,823	—	$46.06	7/26/2028
	6/25/2019	27,933	—	$53.70	7/25/2029
	6/30/2020	21,087	—	$61.65	7/30/2030
	6/29/2021	19,782	—	$60.03	7/29/2031
	6/28/2022	—	19,571	$70.26	7/28/2032
	6/30/2023	8,964	8,963	$76.70	7/30/2033
	6/28/2024	13,338	40,014	$63.26	7/28/2034
	6/30/2025	—	72,380	$51.81	7/30/2035

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		Option Awards				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Market Value of Shares or Units That Have Not Vested(2) ($)
Kofi A. Bruce	6/28/2022					8,184	$276,701
	6/30/2023					3,740	$126,449
	6/30/2023					4,156	$140,514
	6/28/2024							23,712	$801,703
	6/28/2024					8,892	$300,639
	6/30/2025							28,952	$978,867
	6/30/2025					14,476	$489,434
	6/21/2016	13,530	—	$66.52	7/21/2026
	6/27/2017	11,257	—	$55.52	7/27/2027
	6/26/2018	35,281	—	$46.06	7/26/2028
	6/25/2019	11,639	—	$53.70	7/25/2029
	6/30/2020	33,455	—	$61.65	7/30/2030
	6/29/2021	47,893	—	$60.03	7/29/2031
	6/28/2022	—	40,920	$70.26	7/28/2032
	6/30/2023	20,780	20,779	$76.70	7/30/2033
	6/28/2024	14,820	44,460	$63.26	7/28/2034
	6/30/2025	—	72,380	$51.81	7/30/2035
Jaime Montemayor	6/28/2022					6,227	$210,535
	6/30/2023					2,934	$99,199
	6/30/2023					3,259	$110,187
	6/28/2024							17,390	$587,956
	6/28/2024					6,521	$220,475
	6/30/2025							25,092	$848,361
	6/30/2025					12,546	$424,180
	6/30/2020	28,387	—	$61.65	7/30/2030
	6/29/2021	29,153	—	$60.03	7/29/2031
	6/28/2022	—	31,135	$70.26	7/28/2032
	6/30/2023	16,298	16,297	$76.70	7/30/2033
	6/28/2024	10,868	32,604	$63.26	7/28/2034
	6/30/2025	—	62,730	$51.81	7/30/2035

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		Option Awards				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Market Value of Shares or Units That Have Not Vested(2) ($)
Karen Wilson Thissen	6/28/2022					800	$27,048
	6/28/2022					4,982	$168,441
	6/30/2023					2,494	$84,322
	6/30/2023					2,770	$93,654
	6/28/2024							13,438	$454,339
	6/28/2024					5,039	$170,369
	6/30/2025							16,408	$554,754
	6/30/2025					8,204	$277,377
	6/28/2022	—	24,908	$70.26	7/28/2032
	6/30/2023	13,854	13,852	$76.70	7/30/2033
	6/28/2024	8,398	25,194	$63.26	7/28/2034
	6/30/2025	—	41,016	$51.81	7/30/2035
(1)Options and RSUs granted prior to 6/30/2023 vest 100% four years after the grant date. Options and RSUs granted on or after 6/30/2023 vest 25% per year for four years after the grant date. PSUs vest three years after the grant date, to the extent they are earned based on a three-year performance period.
(2)Market value of unvested RSUs and PSUs equals the closing price of our common stock on the NYSE at fiscal year-end ($33.81) multiplied by the number of units. Includes PSUs that are eligible to vest in June 2026 based on performance for the fiscal 2024-2026 performance period.
(3)Includes PSUs for fiscal 2025-2027 and fiscal 2026-2028 performance periods for all NEOs. PSUs are valued at the target award level.
Option Exercises and Stock Vested for Fiscal 2026
The following table summarizes the option awards exercised, and PSUs and RSUs vested during fiscal 2026 for each of the NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting(1) ($)
Jeffrey L. Harmening	—	—	103,643	5,246,557
Dana M. McNabb	—	—	15,845	792,710
Kofi A. Bruce	—	—	29,188	1,477,258
Jaime Montemayor	—	—	20,719	1,048,827
Karen Wilson Thissen	—	—	12,735	645,160
(1)Value realized equals the closing price of our common stock on the NYSE on the vesting date multiplied by the number of shares vested.

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Pension Benefits
The company maintains three defined benefit pension plans that include NEOs:
•The General Mills Pension Plan I (“U.S. Pension Plan”) is a tax-qualified plan available to certain employees in the United
States hired prior to June 1, 2013, and provides benefits based on a formula that yields an annual amount payable over the participant’s life.
•The Supplemental Retirement Plan of General Mills, Inc. (“Supplemental Retirement Plan”) provides additional benefits for employees eligible for the U.S. Pension Plan which are based on the U.S. Pension Plan formula in excess of the Internal Revenue
Code limits placed on annual benefit amounts and annual compensation under the U.S. Pension Plan. The Supplemental
Retirement Plan also provides benefits taking into account amounts of deferred compensation which are excluded from the U.S.
Pension Plan formula.
•The Retirement Plan for Employees of General Mills Canada Corporation (“Canada Pension Plan” and together with the U.S.
Pension Plan, the “Pension Plans”) is a defined benefit pension plan available to certain employees in Canada hired prior to
January 1, 2013, and provides benefits based on a formula that yields an annual amount payable over the participant’s life.
The following table shows present value of accumulated benefits that NEOs are entitled to under the Pension Plans and
Supplemental Retirement Plan.

Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year(3) ($)
Jeffrey L. Harmening(4)	Pension Plan	31.8710	3,315,734	—
	Supplemental Retirement Plan	31.8710	21,111,075	—
Dana M. McNabb(5)	Pension Plan	14.7500	1,398,239	—
	Supplemental Retirement Plan	14.7500	1,760,067	—
	Canada Plan	11.0000	148,397	—
Kofi A. Bruce(4)	Pension Plan	17.0753	1,633,803	—
	Supplemental Retirement Plan	17.0753	2,580,621	—
Jaime Montemayor(6)	Pension Plan	—	—	—
	Supplemental Retirement Plan	—	—	—
Karen Wilson Thissen(6)	Pension Plan	—	—	—
	Supplemental Retirement Plan	—	—	—
(1)Number of years of credited service equals number of years of service for use in pension calculation. The U.S. pension formula is calculated using a maximum of 30 years.
(2)Actuarial present value is based on assumptions and methods used to calculate the benefit obligation under standards established by the Financial
Accounting Standards Board, including:
•Discount rate equal to a weighted average of 5.75% as of the end of fiscal 2026;
•Mortality rates based on the Pri-2012 Mortality Table with White Collar adjustment and MP-2021 Endemic COVID Adjustment;
•Single life annuity payments;
•Age 62 (unreduced benefit retirement age), discounted to current age; and
•No pre-retirement decrements or future increases in pay, service or legislated limits.
(3)In accordance with Section 409A of the Internal Revenue Code, “specified employees,” including the NEOs, must wait six months from their termination date to begin payment of any Supplemental Retirement Plan benefit accrued after December 31, 2004, and to receive a distribution of their Supplemental Savings
Plan account.
(4)NEO is eligible for early retirement under both the U.S. Pension Plan and the Supplemental Retirement Plan.
(5)NEO is not eligible for early retirement but currently qualifies for enhanced early retirement reductions under the “Rule of 70,” as described in this section, under both the U.S. Pension Plan and the Supplemental Retirement Plan.
(6)NEO is not eligible for the U.S. Pension Plan or Supplemental Retirement Plan based on hire date with the company. NEO is eligible for enhanced benefits under the 401(k) Plan and Supplemental Savings Plan, as described under Other Retirement Savings Plans.

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The U.S. Pension Plan and Supplemental Retirement Plan formulas together provide an annual benefit amount equal to 50% of
Final Average Earnings less 50% of the Social Security benefit, prorated for benefit service of less than 30 years, as discussed in this section. Final Average Earnings are the greater of (a) the average of the highest five full calendar years of compensation recognized under the Plans, and (b) the final 60 months of compensation. Final Average Earnings generally approximate the salary and non-equity incentive plan compensation reported in the Summary Compensation Table.
Early retirement benefits are available after attaining age 55 and five years of eligibility service. The Final Average Earnings portion of the benefit calculation is reduced by 2% per year for the first three years and by 4% per year for each year thereafter by which commencement precedes age 62. The Social Security offset portion of the benefit calculation is reduced by 5/9 of a percent for each of the first 36 months by which commencement precedes age 65.
Employees hired prior to January 1, 2005, who terminate prior to early retirement eligibility and whose age plus years of eligibility service is greater than or equal to 70 at termination (“Rule of 70”), can commence retirement benefits as early as age 55 with early commencement reductions that are somewhat less favorable than those eligible for early retirement. Other terminations that occur prior to early retirement or Rule of 70 eligibility are eligible to commence benefits as early as age 55 with reductions that are closer to actuarial equivalence.
All distributions under the U.S. Pension Plan and Supplemental Retirement Plan are payable in cash. There are no provisions in either plan that allow for additional years of service above the service actually earned by a participant.
The normal form of payment under the U.S. Pension Plan for unmarried participants is a “Single Life Pension,” which provides for monthly payments for the participant’s lifetime, and for married participants, a “Joint and 50% to Survivor Pension,” which provides for monthly payments for the participant’s lifetime and, after the participant’s death, to the participant’s designated joint pensioner for his or her lifetime in 50% of the amount. Additional forms of payment are a “Joint and 75% to Survivor Pension” and a “Joint and 100%
to Survivor Pension,” which provide for monthly payments for the participant’s lifetime and, after the participant’s death, to the participant’s designated joint pensioner for his or her lifetime in 75% or 100% of the same amount, respectively, and a “Life Annuity with Ten Year Certain,” which provides for a pension payable for the participant’s lifetime, provided that if the participant dies before
120 monthly pension payments have been made, monthly payments will continue to the participant’s beneficiary until a total of
120 payments have been made.
The normal form of payment under the Supplemental Retirement Plan for unmarried participants is a “Single Life Pension,” and for married participants, a “Joint and 100% to Survivor Pension.” A “Joint and 50% to Survivor Pension” is also available.
The Canada Pension Plan provides a benefit equal to 1% of Final Average Earnings multiplied by credited service. Final Average
Earnings generally approximate the salary and non-equity incentive plan compensation for the Canadian service period. Early retirement benefits are available after attaining age 55 and are reduced for commencement that precedes age 62. There are several forms of payment available for election subject to applicable provincial requirements.
Other Retirement Savings Plans
The company also offers the General Mills 401(k) Plan (“401(k) Plan”), a qualified plan available generally to employees in the U.S., and the Supplemental Savings Plan of General Mills, Inc. (“Supplemental Savings Plan”), a non-qualified plan. The 401(k) Plan provides for participant contributions, together with a company match and additional discretionary company matching contributions.
Eligible participants may receive company contributions in the Supplemental Savings Plan which they would have received under the
401(k) Plan but for the 401(k) Plan’s exclusion of compensation which has been deferred or due to Internal Revenue Code limitations on contributions to qualified plans.
For the NEOs and other U.S. salaried employees hired before June 1, 2013, participant contributions to the 401(k) Plan can be matched up to 6% of earnable compensation subject to Internal Revenue Code limits. The company match has fixed and variable components. The fixed match is 50% on the first 6% of pay. In addition, the company at its discretion may add up to another 50% on the first 6% of pay after the close of each fiscal year, as an annual variable match.
In addition, U.S. salaried employees hired on or after June 1, 2013, and U.S. non-union production employees hired on or after
January 1, 2018, receive enhanced retirement benefits through the 401(k) Plan and the Supplemental Savings Plan, instead of participating in the U.S. Pension Plan and Supplemental Retirement Plan. These enhanced benefits will also be provided to all non-union employees effective January 1, 2028, after the pension freeze has become effective. This program is made up of two parts
– a company match and an annual company contribution. The company match is 100% on the first 4% of pay and 50% on the next
4% of pay. This program does not have a discretionary variable match. In addition to the company match, there is an annual company contribution up to 5% of pay based on age plus service points.
The fiscal 2026 annual company contributions to the 401(k) Plan and Supplemental Savings Plan for all NEOs are reported in the Summary Compensation Table. Distributions from the 401(k) Plan are permitted upon the earlier of termination or age 59.5.
Distributions from the Supplemental Savings Plan are paid in a lump sum for amounts contributed prior to 2013. Amounts contributed in 2013 and later are paid in a lump sum if below $100,000 and in ten installments if above $100,000 upon or beginning, as applicable, in the calendar year following termination.

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Executive Compensation
Nonqualified Deferred Compensation
Our Deferred Compensation Plan is a non-qualified plan that provides most of our executives, including the NEOs, with the opportunity to defer up to 50% of base salary, 90% of annual incentive awards, and 100% of RSUs. The CEO can defer up to
100% of his base salary, less tax withholding.
Participants’ deferred cash accounts earn a daily rate of return that tracks the investment return achieved under participant-selected investment funds, all of which are offered to participants in our 401(k) Plan. The investment funds available for the full fiscal year 2026 and their rates of return were: Stable Value Fund (3.3%); Core Bond Fund (5.1%); Diversified U.S. Equity Fund (29.1%); Diversified
U.S. Equity Index Fund (29.1%); Diversified International Equity Fund (30.5%); Diversified International Equity Index Fund (33.0%);
Multi-Asset Class Fund (15.3%).
Participants are able to change their investment mix on a daily basis. RSUs in participants’ deferred stock accounts earn dividend equivalents equal to regular dividends paid on our common stock. These dividend equivalents are credited to the accounts or paid to the participants. Dividend equivalents credited to each account are used to “purchase” additional stock units for the account at a price equal to the closing price of our common stock on the NYSE on the dividend payment date.
At the time of the deferral election, participants must also select a distribution date and form of distribution. Participants must start receiving distributions from deferred accounts no later than age 70. Furthermore, in the case of deferred cash, participants may not receive distributions for at least one year following the date on which the cash otherwise would have been paid out. In the case of deferred equity awards, participants may not receive shares of common stock in place of stock units for at least one year following the vesting date of the award. Participants may elect to receive distributions in a single payment or up to ten annual installments.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE(3) ($)
Jeffrey L. Harmening	1,525,401	—	(3,114,597)	941,049	17,547,694
Dana M. McNabb	181,261	—	(68,875)	—	201,620
Kofi A. Bruce	591,592	—	(212,774)	—	494,072
Jaime Montemayor	—	—	—	—	—
Karen Wilson Thissen	286,914	—	211,282	—	1,600,588
(1)For Mr. Harmening, reflects value as of the vesting date of RSUs that were awarded June 29, 2021 and vested and deferred on June 29, 2025 pursuant to the terms of the 2017 Stock Compensation Plan and its relevant award agreements.
For Ms. McNabb and Ms. Wilson Thissen, reflects value as of the vesting date of RSUs that were awarded on June 30, 2023 and vested and deferred on
June 30, 2025 as well as RSUs that were awarded on June 28, 2024 and vested and deferred on June 28, 2025 pursuant to the terms of the 2022 Stock
Compensation Plan and their relevant award agreements.
For Mr. Bruce, reflects value as of the vesting date of RSUs that were awarded on June 29, 2021 and vested and deferred on June 29, 2025 as well as RSUs that were awarded on June 30, 2023 and vested and deferred on June 30, 2025 pursuant to the terms of the 2017 Stock Compensation Plan and 2022 Stock
Compensation Plan, respectively, and their relevant award agreements.
These awards were reported as compensation in the fiscal 2022, fiscal 2024, and fiscal 2025 proxy statements.
(2)Reflects the adjustments made to each NEO’s account during fiscal 2026 to reflect the performance of the investment options chosen by the executive and are not required to be reported as compensation in the Summary Compensation Table.
(3)To the extent that an executive was an NEO for a reported year, these amounts, other than the portion attributable to accrued earnings, were reported in previous proxy statements as compensation in the year of the executive’s deferral or contribution, as applicable.
Potential Payments Upon Termination or Change in Control
Payments and benefits received by the NEOs upon termination are governed by the arrangements described below and quantified at the end of this section. We have estimated the amounts involved assuming that the termination became effective as of the last day of fiscal 2026. The actual amounts to be paid out can only be determined at the time of the NEO’s departure from the company.
Pension Plans and Supplemental Retirement Plan
Generally, any NEOs who are terminated for any reason receive their vested benefits under the Pension Plans and Supplemental
Retirement Plan as outlined in the Pension Benefits section.

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Executive Compensation
Supplemental Savings Plan and Deferred Compensation Plan
Generally, any NEOs who are terminated for any reason receive contributions and accumulated earnings as outlined for the
Supplemental Savings Plan and in the Nonqualified Deferred Compensation section. Nonqualified Deferred Compensation amounts are paid in accordance with the distribution date and form of distribution elected by the NEO at the time of deferral.
Stock Compensation Plans
Unvested equity awards granted to the NEOs are generally treated as follows:

Nature of Termination	RSUs	PSUs(1)	Stock Options
Voluntary	Forfeit	Forfeit	Forfeit
Involuntary for Cause	Forfeit	Forfeit	Forfeit
Involuntary without Cause	Pro rata vest	Pro rata vest with payout subject to actual performance at the end of the performance period	Pro rata vest, exercisable for shorter of remainder of option term or one year
Involuntary without Cause where Age + Years of Service ≥ 70 years (only applies to awards granted prior to June 2025)	Within year of grant: pro rata vest; after year of grant: fully vest; payouts on original vesting dates	Within fiscal year of grant: pro rata vest; after fiscal year of grant: fully vest; payout subject to actual performance at the end of the performance period	Within year of grant: pro rata vest; after year of grant: fully vest; exercisable on original vesting dates for remainder of option term
Retirement – Normal and Early	Within year of grant: pro rata vest; after year of grant: fully vest; payouts on original vesting dates	Within fiscal year of grant: pro rata vest; after fiscal year of grant: fully vest; payout subject to actual performance at the end of the performance period	Within year of grant: pro rata vest; after year of grant: fully vest; exercisable on original vesting dates for remainder of option term
Death	Fully vest	Fully vest	Fully vest, exercisable for remainder of option term
Change in Control(2)	Double-trigger vesting	Double-trigger vesting	Subject to double-trigger vesting and then exercisable for shorter of remainder of option term or one year
Equity awards granted to the CEO, beginning with the June 2018 award, have the same termination provisions set forth in the table above, except for the following more restrictive vesting provisions(3):

Nature of Termination(3)	RSUs	PSUs(1)	Stock Options
Involuntary without Cause	Pro rata vest	Pro rata vest with payout subject to actual performance at the end of the performance period	Pro rata vest, exercisable for shorter of remainder of option term or one year
Early Retirement (age 55 + 5 years of service)	Pro rata vest	Pro rata vest with payout subject to actual performance at the end of the performance period	Pro rata vest, exercisable for remainder of option term
Normal Retirement (age 62 + 5 years of service)	Within year of grant: pro rata vest; after year of grant: fully vest; payouts on original vesting dates	Within fiscal year of grant: pro rata vest; after fiscal year of grant: fully vest; payout subject to actual performance at the end of the performance period	Within year of grant: pro rata vest; after year of grant: fully vest; exercisable on original vesting dates for remainder of option term
(1)Beginning with the fiscal 2022 grant, all NEOs are required to hold PSUs for an additional one-year period after vesting.
(2)For double trigger vesting: (1) the change in control (as defined in the 2022 Stock Compensation Plan) must be consummated, and (2) either the participant must be involuntarily terminated other than for cause (or must terminate with “good reason”) within two years of the change in control, or awards are neither assumed nor replaced with awards that fairly preserve their value.
(3)To align with market trends and best practices, beginning with the fiscal 2027 grant made in July 2026, the more restrictive vesting provisions for the CEO have been removed and now reflect the same normal and early retirement treatment as the other NEOs.

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Executive Compensation
Health Benefits
NEOs who were hired prior to January 1, 2016, qualify for the same retiree medical benefits available to the rest of our salaried employees in the U.S. who were hired prior to January 1, 2016. If an NEO is involuntarily terminated or terminated in connection with a change in control, he or she can receive medical coverage for 18 to 24 months under the Severance Plan described below. This coverage is the same as all other salaried employees would receive if involuntarily terminated.
Executive Separation Pay and Benefits Program
The General Mills Separation Pay and Benefits Program for Officers (the “Severance Plan”) establishes the severance payments and benefits for all corporate executives, including the NEOs. The Severance Plan is intended to attract and retain NEOs and to promote orderly succession for key roles, particularly during the critical period surrounding a change in control when they are needed to minimize disruption to the business and to reassure shareholders and other stakeholders. This Severance Plan is in lieu of employment contracts, which we do not have with any NEO.
For the NEOs, the Severance Plan provides 18 to 24 months continuation of base salary, target bonus, health benefits, life insurance, and outplacement assistance following an involuntary termination other than for cause, death, or disability. The Severance Plan also provides for a pro-rated bonus in the year of termination based on actual results for the year. Base salary and bonus continuation payments are paid monthly, and medical and dental benefits are maintained by the company as outlined in the Severance Plan.
In the event of a change in control and either (i) an involuntary termination other than for cause, death or disability or (ii) voluntary termination for good reason, each within two years after a change in control, select senior executives, including the NEOs, will receive a lump sum payment equal to 18 to 24 months of base salary and target bonus payable within 30 days of termination, in addition to the other benefits described above.
Executives who are eligible for change in control payments will not receive excise tax gross-ups on those payments to the extent they are subject to excise taxes under the Internal Revenue Code. Instead, to the extent that they are subject to excise taxes, change in control payments will be subject to a “net best” provision, whereby the NEOs will receive either the original amount of the payment or a reduced amount, depending on which will provide them a greater after-tax benefit.
As a condition of receiving benefits under the Severance Plan, the NEOs are required to sign a separation agreement containing a general release and confidentiality, cooperation with litigation, non-disparagement, and non-solicitation provisions.
For the purposes of the Severance Plan, “change in control” includes:
•Certain acquisitions of 20% or more of the voting power of securities entitled to vote in the election of directors;
•Changes in a majority of the incumbent directors (incumbent directors include directors approved by a majority of the incumbents);
•Certain reorganizations, mergers, asset sales or other transactions that result in existing shareholders owning less than 60% of the company’s outstanding voting securities; or
•A complete liquidation of the company.
“Cause” includes:
•Conviction of, or plea of guilty or no contest with respect to, a felony;
•Improper disclosure of proprietary information or trade secrets of the company and its affiliates;
•Willful failure to perform, or negligent performance of, employment duties;
•Falsification of any records or documents of the company and its affiliates;
•Willful misconduct, misappropriation, breach of fiduciary duty, fraud, or embezzlement with regard to the company and its affiliates;
•Violation of any employment rules, policies or procedures of the company and its affiliates; or
•Intentional or gross misconduct that injures the business or reputation of the company and its affiliates.
“Good reason” includes:
•Material diminishment of the executive’s position, authority, duties, or responsibilities;
•Decrease in base salary, annual bonus, or long-term incentive opportunity;
•Certain required relocations; or
•Failure to bind successors to the Severance Plan.

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Executive Compensation
Payments and Benefits as of the Last Day of Fiscal 2026
The payments and benefits for the NEOs under each termination scenario are outlined below. Perquisites and other personal benefits are valued on the basis of their aggregate incremental cost to the company.
TERMINATION AND CHANGE IN CONTROL PAYMENTS AND BENEFITS

Benefit or Payment	Retirement	Involuntary Not For Cause Termination	Death	Change in Control
Prorated Bonus	Yes	Yes	Yes	Yes
Deferred Compensation Plan Contributions and Earnings	Yes	Yes	Yes	Yes
Vested Benefits in the Pension Plans and Supplemental Retirement Plan(1)	Yes	Yes	Yes	Yes
Vesting of Unvested RSUs(2)
Vesting of Unvested PSUs(3)	Treatment upon termination outlined on page 71.
Vesting of Unvested Stock Options(4)
Medical and Life Insurance Benefits(5)	General Plan	Continued 18-24 months	No	Continued 18-24 months
Spouse/Dependent Medical Benefits(5)	General Plan	Continued 18-24 months	6 months	Continued 18-24 months
Pay Continuance	No	18-24 months’ Salary and Target Bonus	No	18-24 months’ Salary and Target Bonus
Outplacement Assistance	No	Yes	No	Yes
Financial Counseling(6)	Yes	No	Yes	Yes
(1)Mr. Harmening was eligible for early retirement as of the last day of fiscal 2026.
(2)For vesting of unvested RSUs, the values included in the table at the end of this section are based on the number of RSUs that would have vested if termination occurred on the last day of fiscal 2026, multiplied by the closing price of our common stock on the NYSE as of that date ($33.81). RSUs granted to the CEO, beginning with the fiscal 2018 award, and all other NEOs beginning with the fiscal 2019 award, have continued vesting in the case of “retirement”
and “involuntary not for cause termination”.
(3)For vesting of unvested PSUs, the values included in the table at the end of this section are based on the number of PSUs that would have vested if termination occurred on the last day of fiscal 2026, assuming target performance, multiplied by the closing price of our common stock on the NYSE as of that date ($33.81).
(4)For vesting of unvested stock options, the values included in the table at the end of this section are based on the number of options that would have vested if termination occurred on the last day of fiscal 2026, multiplied by the difference between the exercise price and the closing price of our common stock on the
NYSE as of that date ($33.81).
(5)The NEOs hired prior to January 1, 2016, qualify for retiree medical benefits available to the rest of our salaried employees in the U.S. hired prior to
January 1, 2016. Executives receive 18 to 24 months continued pay and medical and life insurance benefits if they are involuntarily terminated or terminated in connection with a change in control.
(6)One year of financial counseling is available if the NEO is retirement eligible. One year of financial counseling is also available to an NEO’s spouse upon the officer’s death, whether or not the officer was retirement eligible.
The following table outlines the value of payments and benefits that the NEOs would receive under various termination scenarios as of the last day of fiscal 2026, excluding vested benefits in the Pension Plans, Supplemental Retirement Plan, 401(k) Plan, and
Supplemental Savings Plan:

Name	Retirement on 5/31/2026	Involuntary Not for Cause Termination on 5/31/2026	Death on 5/31/2026	Change in Control Under Severance Pay Plan on 5/31/2026
Jeffrey L. Harmening	15,000	7,674,096	12,077,075	19,736,171
Dana M. McNabb	—	2,889,037	3,188,758	6,069,796
Kofi A. Bruce	8,000	3,017,735	3,519,531	6,529,266
Jaime Montemayor	8,000	2,116,741	2,819,329	4,928,070
Karen Wilson Thissen	—	2,018,068	2,079,806	4,002,615
Prorated bonuses are excluded because the termination would occur on the last day of the fiscal year.

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Executive Compensation
CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K, the company is required to disclose the ratio of the annual total compensation of our CEO to the annual total compensation of the median employee of the company (the “Pay Ratio Disclosure”). For fiscal 2026:
•The total compensation of our median employee, calculated in accordance with the rules applicable to the Summary Compensation
Table, was $63,212;
•The total compensation of our CEO, as reported in the Summary Compensation Table, was $14,018,052; and
•The ratio of our CEO’s total compensation to the median employee’s total compensation was 222 to 1.
To identify our median employee, we compared fiscal 2026 base salaries, target annual incentives, and allowances for all individuals who were employed by us on March 1, 2026, excluding our CEO, annualized for any permanent employees who joined the company during fiscal 2026. We did not make any cost-of-living adjustments. We excluded all employees based in the following countries as permitted by SEC rules under a de minimis exemption: Greece (163), Mexico (961) and Taiwan (370). The total number of excluded employees (1,494) represents less than 5% of our total employee population of approximately 30,000 employees worldwide at the time.
The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates, and assumptions, the Pay Ratio
Disclosure may not be comparable to the pay ratio disclosures reported by other companies.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures of the company. For further information concerning our pay for performance philosophy and how we align executive compensation with the company’s performance, please review the Compensation Discussion and Analysis beginning on page 49.
The following tables and related disclosures provide information about (i) the total compensation of our principal executive officer
(“PEO”) and our non-PEO NEOs (collectively, the “Other NEOs”) as presented in the Summary Compensation Table (“SCT”) on page 62, (ii) the “compensation actually paid” (“CAP”) to our PEO and our Other NEOs, as calculated pursuant to Item 402(v)
of Regulation S-K, (iii) certain financial performance measures, and (iv) the relationship of the CAP to those financial performance measures.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Total Shareholder Return	Peer Group Total Shareholder Return(3)	GAAP Net Income (in millions)	Organic Net Sales Growth(4)
2026	$14,018,052	$764,454	$4,106,382	$1,157,410	$64.81	$88.36	($85)	(1.8%)
2025	$12,492,830	($751,091)	$4,013,163	$743,947	$96.83	$95.40	$2,319	(1.8%)
2024	$16,056,114	($2,738,708)	$3,836,800	$402,979	$119.25	$104.28	$2,519	(1.1%)
2023	$16,385,646	$33,137,997	$4,607,312	$7,806,270	$141.93	$115.69	$2,610	10.8%
2022	$12,266,195	$27,692,522	$3,574,805	$6,900,889	$114.75	$104.74	$2,735	5.1%
(1)The PEO was Jeffrey L. Harmening for all years in the table. The Other NEOs were Dana McNabb (2024-2026), Kofi Bruce (all years), Jaime Montemayor
(all years), Karen Wilson Thissen (2023, 2024, and 2026), Jon Nudi (2022-2025), John Church (2022), and Richard Allendorf (2022).

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Executive Compensation
(2)The following tables describe the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP amounts from the SCT amounts. The SCT amounts and the CAP amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years, but rather are amounts determined in accordance with Item 402(v) of Regulation S-K under the Exchange Act. Pursuant to the applicable rules, the amounts in the
“Stock Awards” and “Option Awards” columns from the SCT and the amount of the change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial pension plans are subtracted from the SCT amounts and the values reflected in the table below are added or subtracted as applicable:
RECONCILIATION OF SUMMARY COMPENSATION TABLE TOTAL TO COMPENSATION ACTUALLY PAID(a)

Year	2026
	PEO	Other NEOs
Summary Compensation Table Total	$14,018,052	$4,106,382
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	($9,606,378)	($2,473,659)
(Minus): Change in Pension Value	($1,574,513)	($254,428)
Plus: Pension Service Cost and Associated Prior Service Cost	$6,421	$99,755
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	$2,955,496	$761,046
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	($5,443,104)	($1,198,389)
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	$—	$—
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	($484,716)	($95,001)
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	$—	$—
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	$893,196	$211,704
Compensation Actually Paid	$764,454	$1,157,410
(a)The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards. For our financial PSUs, we assumed payouts ranging between 20% and 39% for the fiscal 2026
CAP calculations.
(3)Reflects total shareholder return for the S&P 500 Packaged Foods & Meats Index, which is an industry line peer group reported in the company’s 2026 Annual
Report. Total shareholder return is calculated based on a fixed investment of $100 measured from the market close on the last trading day of fiscal 2021 through and including the end of the fiscal year for each fiscal year reported in the table.
(4)Values shown reflect the Organic Net Sales Growth, which is the measure we believe represents the most important financial performance measure not otherwise presented in the table above that we use to link CAP to our NEOs for fiscal 2026 to the company’s performance.
Financial Performance Measures
The following table lists the four performance measures that, in our assessment, represent the most important performance measures we used to link compensation actually paid in fiscal 2026 to company performance.

Organic Net Sales Growth*
Adjusted Operating Profit*
Cumulative Operating Cash Flow*
Relative Total Shareholder Return
*Non-GAAP measure. For more information on the use of non-GAAP measures in the Proxy Statement, and a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, see Appendix A.

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Executive Compensation
Relationship Between Compensation Actually Paid and Performance
The following charts show graphically the relationships over the past five years of the CAP amounts for our PEO and Other NEOs as compared to our cumulative TSR, Peer Group TSR, GAAP Net Income, and Organic Net Sales Growth*, as well as the relationship between TSR and Peer Group TSR.
TSR

CAP (Millions)
$35
$30
$25
$20
$15
$10
$5
$—
($5)
$160
$140
$120
$100
$80
$60
2022
2023
2024
2025
2026
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

GAAP NET INCOME

CAP (Millions)
$35
$30
$25
$20
$15
$10
$5
$—
($5)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$—
(Millions)
2022
2023
2024
2025
2026
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

ORGANIC NET SALES GROWTH

$35
$30
$25
$20
$15
$10
$5
$—
($5)
CAP (Millions)
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
—%
(2.0%)
(4.0%)
2022
2023
2024
2025
2026
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Organic Net Sales Growth

As described in more detail in the Compensation Discussion & Analysis, a significant portion of our NEO’s total compensation is tied to company performance in the form of annual and long-term incentives. Overall, our executive compensation is closely aligned with shareholder returns. We do not use net income as a financial performance measure that determines compensation levels or incentive plan payouts for our NEOs; therefore, CAP and net income do not have a direct relationship. We have chosen Organic Net Sales
Growth as our company-selected metric because it is measured in both our annual and long-term incentive plans, and therefore has the largest impact on our CAP for fiscal 2026.
It is important to note that the CAP amounts paid to our NEOs do not necessarily reflect the actual value that an NEO will receive in the stated fiscal year as such value will depend on a variety of factors. For example, the value of PSUs that an NEO will receive will ultimately depend on the company’s stock price at the time of vesting along with the financial performance metrics achieved during the applicable three-year performance cycle, and therefore, remains at risk of forfeiture or reduction until the time of vesting.
The information contained in this Pay Versus Performance section will not be incorporated into any filings under the Securities Act of
1933 or the Exchange Act, except to the extent that the company specifically incorporates such information by reference.
*Non-GAAP measure. For more information on the use of non-GAAP measures in the Proxy Statement, and a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, see Appendix A.

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PROPOSAL NUMBER 3:
Ratify Appointment of the Independent
Registered Public Accounting Firm

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITOR FOR FISCAL 2027.
The audit committee is responsible for the selection, retention, oversight, evaluation, and compensation of the independent auditor. The audit committee has appointed KPMG LLP
(“KPMG”) to serve as our independent auditor for fiscal 2027. KPMG has served as the company’s independent auditor since 1928.
The audit committee annually reviews KPMG’s qualifications, performance, independence, and fees in making its decision whether to engage KPMG. The focus of the process is to select and retain the most qualified firm to perform the annual audit. During the review and selection process, the audit committee considers a number of factors, including:
•Recent and historical audit performance, including the results of a management survey concerning KPMG’s service;
•The relevant experience, expertise, and capabilities of KPMG and the audit engagement team in relation to the nature and complexity of our business;
•A review of the firm’s independence and internal quality controls;
•Any legal or regulatory proceedings that raise concerns about KPMG’s qualifications or ability to continue to serve as our independent auditor, including reports, findings, and recommendations of the Public Company Accounting Oversight Board (“PCAOB”);
•The appropriateness of KPMG’s fees for audit and non-audit services; and
•The length of time that KPMG has served as our independent auditor, the benefits of maintaining a long-term relationship and controls and policies for ensuring that KPMG remains independent.
In accordance with SEC rules and company policies, our lead engagement partner is limited to a maximum of five years of service in that capacity. In order to select the lead engagement partner, management meets with each candidate for the role and then reviews and discusses the candidates with the chair of the audit committee, who meets with selected candidates.
Based on recommendations from management and the chair, the full committee reviews and approves the lead engagement partner.
Based on its annual review, the audit committee believes that the retention of KPMG as our independent auditor is in the best interests of the company and its shareholders. We are asking shareholders to ratify the appointment of KPMG for fiscal 2027. If shareholders do not ratify the appointment of KPMG, the audit committee will reconsider its selection, but it retains sole responsibility for appointing and terminating our independent auditor.
Representatives from KPMG will attend the 2026 Annual Meeting.

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Proposal Number 3: Ratify Appointment of the Independent Registered Public Accounting Firm
Independent Registered Public Accounting Firm Fees
The following table shows aggregate fees paid to KPMG during the fiscal years ended May 31, 2026 and May 25, 2025.

	Fiscal Year
(In thousands)	2026	2025
Audit Fees	$9,398	$9,142
Audit-Related Fees(1)	2,824	2,264
Tax Fees(2)	1,642	1,533
All Other Fees	—	—
TOTAL FEES	$13,864	$12,939
(1)Includes primarily audit related due diligence matters and audit services for benefit plans.
(2)Includes primarily tax structure services, transfer pricing studies and planning and compliance filings.
The audit committee has determined that performance of the services described in the table is compatible with maintaining the independence of KPMG.
Auditor Services Pre-approval Policy
The audit committee has a formal policy concerning approval of all services to be provided by KPMG, including audit, audit-related, tax, and other services. The policy requires that all services KPMG may provide to us be pre-approved by the audit committee. The chair of the audit committee has the authority to pre-approve permitted services that require action between regular audit committee meetings, provided the chair reports to the full audit committee at the next regular meeting. The audit committee approved all services provided by KPMG during fiscal years 2025 and 2026.
Audit Committee Report
The Audit Committee. The audit committee of the board of directors consists of the five directors named below this report. Each member of the audit committee is an independent director under our guidelines and as defined by NYSE listing standards and SEC regulations for audit committee membership.
In addition, the board of directors has unanimously determined that Ms. Bottarini, Mr. Dorer, Mr. Morikis, and Mr. Sprunk qualify as
“audit committee financial experts” within the meaning of SEC regulations and have accounting or related financial management expertise within the meaning of NYSE listing standards. The board of directors has also unanimously determined that all audit committee members are financially literate within the meaning of the NYSE listing standards.
The audit committee, which operates according to its charter, is primarily responsible for oversight of our financial statements and internal controls; assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm; approving the independent registered public accounting firm’s services and fees; reviewing our risk assessment process and ethical, legal and regulatory compliance programs; and reviewing and approving our annual audited financial statements before issuance, subject to the board’s approval. The audit committee’s charter may be found on our website located at
www.generalmills.com in the “Investors” section under “Governance.”
Audit Committee Report. The following is the report of the audit committee with respect to our audited financial statements for the fiscal year ended May 31, 2026.
The audit committee has reviewed and discussed the company’s audited financial statements for the fiscal year ended May 31, 2026, with management and KPMG, with and without management present. In connection with that review, the audit committee considered and discussed the quality of the company’s financial reporting and disclosures, management’s assessment of the company’s internal control over financial reporting, and KPMG’s evaluation of the company’s internal control over financial reporting.
The audit committee has reviewed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. This review included a discussion with management and the independent auditor of the quality, and not just the acceptability, of the company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the company’s consolidated financial statements, including the disclosures relating to critical accounting policies.

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Proposal Number 3: Ratify Appointment of the Independent Registered Public Accounting Firm
In addition, the audit committee has discussed with KPMG its independence from management and the company, as well as the matters in the written disclosures and the letter received from KPMG required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence. The audit committee has reviewed all fees paid to KPMG during the fiscal year and has considered the compatibility of KPMG’s performance of non-audit services, including the tax planning services described above, with the maintenance of KPMG’s independence as the company’s independent auditor.
Based on the audit committee’s review and discussions referred to above, the audit committee recommended to the company’s board of directors that the company’s audited financial statements be included in the company’s annual report on Form 10-K for the fiscal year ended May 31, 2026, for filing with the SEC.
SUBMITTED BY THE AUDIT COMMITTEE:
Eric D. Sprunk, Chair
Joan L. Bottarini
Benno O. Dorer
Elizabeth C. Lempres
John G. Morikis

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PROPOSAL NUMBER 4:
Approve Amendment to our Certificate of
Incorporation to Provide for Exculpation of
Certain Officers

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCULPATION OF CERTAIN OFFICERS
We are asking our shareholders to vote to approve this proposal to amend our Amended and
Restated Certificate of Incorporation (as further amended and restated, the “Certificate of
Incorporation”) to provide for exculpation of certain officers of the company as permitted by recent amendments to Delaware law (the “Officer Exculpation Amendment”).
As part of our board’s review of our corporate governance standards and practices, our board concluded that adopting the Officer Exculpation Amendment to provide for exculpation of certain officers of the company would help improve the company’s flexibility in response to time-sensitive opportunities and challenges, as well as talent retention among top officers, and on June 30, 2026, our board unanimously adopted a resolution declaring it advisable to approve the Officer Exculpation Amendment. If approved by the shareholders at the 2026
Annual Meeting, the company would file the Amended and Restated Certificate of
Incorporation containing the Officer Exculpation Amendment, a copy of which is attached as
Appendix B to this Proxy Statement, with the Delaware Secretary of State.
Effective August 1, 2022, Section 102(b)(7) of the General Corporation Law of the State of
Delaware (“DGCL”) was amended to authorize Delaware corporations to adopt a provision in their certificate of incorporation to eliminate or limit monetary liability of certain corporate officers for breach of the fiduciary duty of care. Previously, the DGCL allowed only exculpation of directors for breach of the fiduciary duty of care. As amended, Section 102(b)(7) of the
DGCL authorizes corporations to provide for exculpation of the following officers: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer, (ii) “named executive officers”
identified in the corporation’s SEC filings, and (iii) other individuals who have agreed to be identified as officers of the corporation.
Section 102(b)(7) of the DGCL only permits, and the Officer Exculpation Amendment would only permit, the exculpation of certain officers in connection with direct claims brought by shareholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the company itself or for derivative claims brought by shareholders in the name of the company. In addition, as is currently the case with directors under the Certificate of Incorporation, the Officer Exculpation Amendment would not limit the liability of officers for breach of the duty of loyalty to the company or its shareholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law and any transaction from which the officer derived an improper personal benefit.
Article VI of the Certificate of Incorporation currently provides for the exculpation of directors but does not include a provision that allows for the exculpation of officers.
Our board believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current officers from accepting or continuing service with corporations. As with directors, officers frequently must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight. This is especially the case in the current litigious environment where shareholder plaintiffs have employed a tactic of bringing certain claims against officers that would otherwise be exculpated if brought against directors to avoid dismissal of such claims. The Officer
Exculpation Amendment would generally align the protections for our officers with those protections currently afforded to our directors.

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Proposal Number 4: Approve Amendment to our Certificate of Incorporation to Provide for Exculpation of Certain Officers

In addition, our board believes the Officer Exculpation Amendment would better position the company to attract top candidates for officer roles. In the absence of this exculpatory protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. Some of our peers have already adopted, and we expect that other peers of ours will adopt, exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the Officer Exculpation Amendment could impact our ability to recruit and retain exceptional officer candidates who could conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the company.
Our board also took into account the narrow class and type of claims from which such officers would be exculpated from liability pursuant to Section 102(b)(7) of the DGCL, the limited number of our officers that would be impacted, and the benefits our board believes would accrue to the company by providing exculpation in accordance with Section 102(b)(7) of the
DGCL, including the ability to further enable our officers to best exercise their business judgment in furtherance of shareholders’ interests. Given these considerations, our board has determined that it is in the best interests of the company to adopt the proposed Officer
Exculpation Amendment.
The proposed Officer Exculpation Amendment, if it is approved by our shareholders and becomes effective, would be in addition to a provision in Article VI of our Certificate of
Incorporation, which, as discussed above, currently provides for the exculpation of directors, and would extend the exculpation provision to certain of our officers as permitted by
Section 102(b)(7) of the DGCL, as amended.
Proposed Amendment
The proposed Officer Exculpation Amendment will amend and restate the Certificate of
Incorporation to replace Article V, which is currently reserved, to read in its entirety as follows:
No officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer.
Notwithstanding the foregoing, an officer shall be liable to the extent provided by applicable law (i) for breach of the officer’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for any transaction from which the officer derived an improper personal benefit; or (iv) in any action by or in the right of the Corporation. No amendment to or repeal of these provisions shall apply to or have any effect on the liability or alleged liability of any officer of the Corporation for or with respect to any acts or omissions of such officer occurring prior to such amendment. For purposes of this Article V, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL, as the same exists or may hereafter be amended.
The affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote thereon is required to approve and adopt the proposed Officer Exculpation Amendment.
If this proposal to amend the Certificate of Incorporation is approved and adopted by our shareholders, we will file the Amended and Restated Certificate of Incorporation with the
Secretary of State of Delaware shortly after the 2026 Annual Meeting that includes the above-described proposed amendment. Our board may, at any time prior to effectiveness, abandon the proposed Officer Exculpation Amendment without further action by the shareholders or our board (even if the requisite shareholder vote is obtained). If the Officer
Exculpation Amendment is not approved by shareholders, it will not be implemented and will not be included in the filing (if any) of the Amended and Restated Certificate of Incorporation.
If neither the Officer Exculpation Amendment nor the Federal Forum Amendment (as defined below) are approved by shareholders, the company will not file the Amended and Restated
Certificate of Incorporation and no changes to the Certificate of Incorporation will be implemented or become effective.

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PROPOSAL NUMBER 5:
Approve Amendment to our Certificate
of Incorporation to Adopt a Federal
Forum Provision

THE BOARD OF
DIRECTORS
UNANIMOUSLY
RECOMMENDS A
VOTE FOR THE
PROPOSAL TO
AMEND OUR
CERTIFICATE OF
INCORPORATION TO
REQUIRE THAT
CLAIMS UNDER THE
SECURITIES ACT BE
BROUGHT ONLY IN
THE FEDERAL
DISTRICT COURTS

We are asking our shareholders to vote to approve a proposal to amend our Certificate of
Incorporation to include a federal forum selection provision for claims brought under the
Securities Act of 1933, as amended (the “Securities Act”), which governs offers and sales of securities (such amendment, the “Federal Forum Amendment”). Under the Federal Forum
Amendment, unless the company consents in writing to the selection of an alternate forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
As part of our board’s review of our corporate governance standards and practices, our board concluded that adopting a federal forum selection provision would help improve the fairness and uniform adjudication of actions arising under the Securities Act and, on June 30, 2026, our board unanimously adopted a resolution declaring it advisable to approve the Federal Forum
Amendment. If approved by the shareholders at the 2026 Annual Meeting, the company would file the Amended and Restated Certificate of Incorporation containing the Federal Forum
Amendment, a copy of which is attached as Appendix B to this Proxy Statement, with the
Delaware Secretary of State.
Our board believes that the company and its shareholders would benefit from having certain causes of action arising from the Securities Act resolved in federal courts. Approval of the proposed Federal Forum Amendment would allow for (i) the consolidation of multi-jurisdiction litigation, (ii) the avoidance of state court forum shopping by plaintiffs, (iii) the avoidance of duplicative litigation and the possibility of inconsistent judgments, (iv) efficiencies in managing the procedural aspects of securities litigation and (v) the company to focus on the underlying substantive rights or remedies, instead of addressing where a claim may be brought, all of which should also reduce the cost to the company of resolving such matters. In addition, our board believes that the federal district courts have considerable expertise in matters arising under the Securities Act, which provides greater predictability regarding the outcome of these disputes. Finally, our board also considered the increasing trend towards adoption of forum selection provisions in response to multi-forum litigation and that the company would retain the ability to consent to an alternative forum if it wished to do so. Given these considerations, our board has determined that it is in the best interests of the company to adopt the proposed
Federal Forum Amendment.
The proposed Federal Forum Amendment would regulate only the forum in which our shareholders may assert claims arising under the Securities Act. It would not impair the ability of our shareholders to bring such claims, and it would not affect the remedies available if such claims were ultimately successful. Moreover, the proposed Federal Forum Amendment does not specify any particular U.S. federal district courts as the exclusive forum for claims under the Securities Act, so a plaintiff could select, on the basis of convenience or for other reasons, the U.S. federal district courts in any state as the forum for any such claim.

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Proposal Number 5: Approve Amendment to our Certificate of Incorporation to Adopt a Federal Forum Provision

Although we are seeking approval of the proposed Federal Forum Amendment for the reasons cited above, if this proposed amendment is approved and implemented, it could, among other things, discourage claims or limit an investor’s ability to bring a claim in a judicial forum that they find favorable. The proposed Federal Forum Amendment could also require shareholders to incur additional litigation costs in pursuing claims in federal court in accordance with the terms of the proposed Federal Forum Amendment. Nevertheless, our board believes that the benefits to us and our shareholders outweigh these concerns. Our board is not proposing the
Federal Forum Amendment in anticipation of any specific litigation confronting the company and the amendment is being proposed on a prospective basis to help mitigate potential future harm to the company and its shareholders.
In 2020, a decision by the Delaware Supreme Court upheld the facial validity of federal forum provisions under Delaware corporate law, resulting in such provisions becoming more common for companies going public, as well as the addition of such provisions by numerous public companies to their certificate of incorporation or bylaws. However, not all courts have opined on the validity and enforceability of exclusive federal forum provisions. The company cannot be certain that all state courts will enforce the terms of the Federal Forum Amendment and transfer any covered proceeding to the appropriate federal district court, and, if that happens, the company may incur additional costs associated with resolving such matters.
The proposed Federal Forum Amendment, if it is approved by our shareholders and becomes effective, would be in addition to a provision in Article VI, Section 7 of our Amended and
Restated By-Laws (the “By-Laws”), which provides that the Court of Chancery of the State of
Delaware (or, if the Court of Chancery does not have jurisdiction, any state or federal court located within the State of Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the company to the company or the company’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the By-Laws
or (iv) any other action asserting a claim governed by the internal affairs doctrine.
Proposed Amendment
The proposed Federal Forum Amendment will amend and restate the Certificate of
Incorporation to add a new Article VIII as follows:
Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities
Act of 1933, as amended.
If adopted by shareholders, this proposal would also enact a correction to a small typographical error in Article IV(2)(g) of the Certificate of Incorporation by deleting the extraneous words "if all amounts payable in respect of all such obligations." We believe this change is immaterial and non-substantive. The affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote thereon is required to approve and adopt the proposed Federal Forum Amendment. If this proposal to amend the Certificate of Incorporation is approved and adopted by our shareholders, we will file the Amended and Restated
Certificate of Incorporation with the Secretary of State of Delaware shortly after the 2026
Annual Meeting that includes the above-described proposed amendment. Our board may, at any time prior to effectiveness, abandon the proposed Federal Forum Amendment without further action by the shareholders or our board (even if the requisite shareholder vote is obtained). If the Federal Forum Amendment is not approved by shareholders, it will not be implemented and will not be included in the filing (if any) of the Amended and Restated
Certificate of Incorporation. If neither the Federal Forum Amendment nor the Officer
Exculpation Amendment are approved by shareholders, the company will not file the
Amended and Restated Certificate of Incorporation and no changes to the Certificate of
Incorporation will be implemented or become effective.

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PROPOSAL NUMBER 6:
Shareholder Proposal –
Restriction On “Blank-check”
Preferred Stock

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE PROPOSAL.

The following shareholder proposal has been submitted by The Accountability Board, Inc.,
401 Edgewater Place, Suite 600, Wakefield, MA 01880, the owner of at least $2,000 in
General Mills, Inc. stock for at least three years. The proposal and supporting statement submitted by the proponent are set forth below and will be voted on at the 2026 Annual
Meeting upon proper presentation.

RESOLVED: Shareholders ask the Board to take all steps necessary to adopt a policy requiring shareholder approval before distributing “blank-check” preferred stock, except for the ordinary business purposes of raising capital or making acquisitions and without an intent to effect a change in voting power.
SUPPORTING STATEMENT:
As the Council of Institutional Investors’ Policies on Corporate Governance say: “Authorized,
unissued preferred shares that have voting rights to be set by the board should not be issued without shareowner approval.”
Yet the company’s governing documents include “blank-check” preferred stock provisions
(referred to as “Preference Stock”)—meaning a class of stock that a board of directors may issue, having voting and certain other material rights determined solely by the Board
(i.e., without shareholder approval).
Weighing in on this topic, Glass Lewis says, “granting such broad discretion should be of concern to common shareholders,” since blank-check preferred stock can be used in ways
“that adversely affects the voting power or financial interests of common shareholders.”
Indeed, blank-check preferred stock carries significant governance risks.
Because blank-check preferred stock can be issued with disproportionate voting rights, conversion features, or other terms, it can be used as an anti-takeover defense or to dilute the voting power of common shareholders—without their consent. For instance, in proposing to remove its blank-check authority, Apple’s Board acknowledged that it can enable a board “to frustrate a merger or acquisition transaction that could be viewed favorably by shareholders”
and can be “misused.” Shareholders overwhelmingly agreed, and that proposal passed with over 99% of the vote.
Further, even the very existence of blank-check provisions to impede takeover opportunities can entrench a board and management, thereby weakening accountability to shareholders.
Consider, for example, that BlackRock says it frequently opposes company proposals requesting authorization of a class of blank-check preferred stock “because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device.”
And Vanguard Group says that its funds generally vote for proposals to create, amend, or issue common or preferred stock, unless the rights “include a blank-check provision” without anti-takeover restrictions.

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Proposal Number 6: Shareholder Proposal – Restriction On “Blank-check” Preferred Stock

To be clear, this proposal’s adoption wouldn’t prevent the Board from raising capital or other ordinary business uses of preferred stock, but would simply require shareholder approval before it can be used for matters involving corporate control, which could weaken Board accountability and shareholder rights.
This proposal requests a modest, common-sense safeguard that: (1) promotes transparency, because shareholders would have full information before a potentially dilutive or control-shifting issuance; (2) enhances accountability, because the Board would remain answerable to the owners of the company on fundamental capital structure changes; and
(3) bolsters shareholder rights by strengthening investors’ ability to protect their economic and voting interests.
PLEASE VOTE “FOR” THIS PROPOSAL.

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Proposal Number 6: Shareholder Proposal – Restriction On “Blank-check” Preferred Stock
RESOLVED, that the board of directors unanimously recommends a vote
AGAINST the proposal for the following reasons:
The board has carefully considered this proposal and believes that its adoption is not in the best interests of General Mills or its shareholders. The proposal asks shareholders to remove in advance a widely used, legally constrained board tool that
General Mills has never used for anti-takeover purposes and does not currently have outstanding. It would not solve an identified problem at General Mills. Instead, it would reduce the board’s ability to protect all shareholders in the face of coercive tactics, create ambiguity around ordinary-course financings and strategic transactions, and place General Mills outside the mainstream of large public companies that retain similar flexibility. The board therefore unanimously recommends a vote AGAINST this proposal.
The proposal is a solution in search of a problem.
General Mills’ Amended and Restated Certificate of Incorporation authorizes the issuance of five million shares of Cumulative
Preference Stock, without par value, issuable in one or more series, with the board authorized to determine the terms of each series.
No shares of Cumulative Preference Stock are currently outstanding, and General Mills has never used this authority for anti-takeover purposes. The proponent identifies no contrary fact, no General Mills-specific misuse, and no actual harm to shareholders arising from this authority.
Nor is there evidence that the mere existence of blank-check preferred stock prevents market discipline. Hostile and unsolicited acquisition proposals, activist campaigns, and other change-in-control pressures continue to occur across the public-company landscape even though blank-check preferred authority is widespread. The relevant question is therefore not whether the board should be stripped of flexibility before any threat arises, but whether shareholders already have meaningful protections if the board were ever to act inappropriately. They do.
Shareholders can hold directors accountable annually if they believe the board has acted inconsistently with shareholder interests, including through withhold votes in director elections, and shareholders have the right to call special meetings between annual meeting cycles. These accountability mechanisms are more tailored and more appropriate than categorically eliminating a tool that may be necessary to protect the company’s bargaining position and the ability of all shareholders to receive full and fair value in the face of an opportunistic or coercive proposal.
Substantial safeguards already exist to protect shareholder interests, making the proposed restriction unnecessary.
General Mills already maintains a governance structure that provides substantial accountability and independent oversight. All directors are elected annually by majority vote; shareholders have the right to request a special meeting; the company maintains a proxy access by-law; the board has an Independent Lead Director with a clear mandate and significant authority; each of the board’s five standing committees—Audit, Compensation and Talent, Corporate Governance, Finance, and Public Responsibility—is
composed entirely of independent directors under New York Stock Exchange listing standards; and the board maintains substantive annual board and committee evaluations, a robust board refreshment process, and an active shareholder engagement program with regular updates to the board. These governance practices provide shareholders with direct and meaningful tools to hold the board accountable without weakening the board’s ability to act when speed and leverage matter.
The rules of the New York Stock Exchange, on which the company’s Common Stock is listed, generally limit the number of shares of preferred stock convertible into common stock that may be issued without shareholder approval to 20% of the then-outstanding common stock or voting power. On a post-transaction basis, this limitation means that only a modest proportion of voting power could be affected without first seeking shareholder approval. These exchange-imposed restrictions provide an important, independent limitation on the board’s authority.
Delaware courts also provide a meaningful check on the board’s authority in this regard: in general, actions taken by the board to defend against a threatened change in corporate control, including any issuance of Cumulative Preference Stock in connection with such a threat, are subject to enhanced judicial scrutiny under Delaware law.
These safeguards—fiduciary duties enforced through judicial review, independent board oversight, annual director elections, shareholder rights embedded in the company’s governance documents, stock exchange rules, and ongoing shareholder engagement—collectively address the accountability concerns asserted by the proponent. The proposal would add a blunt pre-commitment that is not tailored to any demonstrated risk at General Mills and could impair the board’s ability to fulfill its fiduciary duties to all shareholders in future circumstances that cannot be predicted today.

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Proposal Number 6: Shareholder Proposal – Restriction On “Blank-check” Preferred Stock
The authority to issue preferred stock with board-determined terms is widespread market practice.
Blank-check preferred authority is a mainstream feature of U.S. public-company capital structures, not an unusual entrenchment device. According to Deal Point Data as of January 2026, approximately 93% of the S&P 500, 95% of the S&P 1500, and 94% of the
Russell 3000 authorize preferred stock with board-determined terms without requiring shareholder approval. Restricting General Mills’
authority in the manner requested would therefore place the company at a meaningful competitive disadvantage relative to virtually every comparable large public company, including companies that investors and proxy advisors routinely regard as well governed.
That market reality matters. As nearly all large-cap companies retain this authority, the existence of blank-check preferred authority cannot plausibly be treated, standing alone, as a material impediment to M&A, activism, or board accountability. The proponent’s requested restriction would single out General Mills for a limitation that the market has not required of the overwhelming majority of public companies and that the board does not believe is necessary to protect General Mills shareholders.
The proposal creates ambiguity and could have unintended negative consequences for the company’s capital flexibility.
The proposal would introduce significant uncertainty into the company’s ability to manage its capital structure and pursue strategic opportunities. First, it permits issuances without shareholder approval only for “ordinary business purposes,” a term the proposal does not define. For a global consumer foods company, preferred stock could be relevant to financings, acquisitions, joint ventures or other strategic transactions. The proposal would create uncertainty over whether a particular transaction qualifies, whether shareholder approval is required, and whether execution could be delayed or challenged after the fact.
Second, the proposal permits issuances only if made “without an intent to effect a change in voting power.” Any voting security can affect voting power in some respect. That standard would invite hindsight challenges over intent even where the board’s primary purpose is ordinary-course financing or a value-enhancing transaction. The result could be delay, litigation risk and loss of negotiating leverage in precisely the circumstances where the board must be able to act promptly and decisively.
This is not a theoretical concern. Capital markets and strategic transaction processes can move quickly, and counterparties may not wait while a company seeks shareholder approval or resolves whether approval is required. For a company of General Mills’ scale and global operating footprint, the loss of that agility could reduce value for all shareholders without providing a corresponding protection against any identified misuse.
Should the company adopt the proposal, any issuance of Cumulative Preference Stock, even if primarily undertaken for a permitted purpose such as raising capital, could be challenged as having an anti-takeover effect by diluting outstanding shares or by including terms that concentrate voting power. This risk could expose the company to litigation and could jeopardize the board’s ability to issue any preferred stock whatsoever, even in circumstances entirely unrelated to corporate control.
The current framework—not the proponent’s categorical restriction—strikes the right balance between board authority and shareholder protections.
The board believes the appropriate balance already exists among the board’s fiduciary duties, applicable Delaware law, stock exchange limitations, independent oversight and shareholder accountability through annual director elections and engagement.
That framework allows the board to preserve value, respond to opportunities and protect shareholders from coercive tactics while remaining answerable to shareholders for its decisions. The proposal would replace that balanced framework with a rigid restriction that could weaken the company’s position before any actual facts are known.
The board is not aware of any real-world example in which General Mills’ Cumulative Preference Stock authority has been misused or has harmed shareholders. No shares of Cumulative Preference Stock are outstanding. The company has never used this authority for anti-takeover purposes. In light of this record, the company’s strong governance practices and the external legal safeguards described above, the proposal would impose a real loss of flexibility to address a speculative concern.
General Mills respects the rights of shareholders to submit proposals for consideration and has evaluated this proposal on its stated
governance merits. We believe that shareholders and proxy advisors should, however, consider the context in which this proposal has been submitted. This is the third consecutive proposal submitted by The Accountability Board, and the proponent’s own public materials reflect a broader focus on food-industry environmental and social matters, including animal-welfare issues. The board believes investors should scrutinize whether a governance proposal is being used to advance an unrelated activist agenda rather than to address a demonstrated governance problem at General Mills. The Accountability Board may argue that it is a legitimate governance advocate and that stronger shareholder rights are intrinsically connected to accountability. The board recognizes that governance issues can be legitimate and important. But legitimacy depends on whether the requested governance change is warranted on the facts at this company. Here, the proposal identifies no misuse of General Mills’ Cumulative Preference Stock authority, no outstanding Cumulative Preference Stock, no current rights plan, and no company-specific governance failure that would justify removing a widely used board tool in advance.
For these reasons, the board of directors unanimously recommends that shareholders vote AGAINST the proposal.

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PROPOSAL NUMBER 7:
Shareholder Proposal – Report on
Human Rights

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE PROPOSAL.

The following shareholder proposal has been submitted by the Connecticut Retirement
Plans and Trust Funds, 165 Capital Avenue, Hartford, CT 06106, the owner of at least
$25,000 in General Mills, Inc. stock for at least one year, together with co-filers Friends
Fiduciary Corporation, the holder of at least $25,000 of General Mills, Inc. common stock for at least one year, Future Group Investment Management Pty Ltd, the holder of at least
$25,000 of General Mills, Inc. common stock for at least one year, Mercy Investment
Services, Inc., the holder of at least $2,000 of General Mills, Inc. stock for at least three years, and The UAW Retiree Medical Benefits Trust, the holder of at least $25,000 of
General Mills, Inc. stock for at least one year. The proposal and supporting statement submitted by the proponents are set forth below and will be voted on at the 2026 Annual
Meeting upon proper presentation.

Resolved: Shareholders request that General Mills publish, at reasonable cost and omitting proprietary information, a report assessing the effectiveness of the Company's policies and due diligence processes for managing salient human rights risks in operations and supply chains.
Whereas: General Mills states that it uses a human rights framework modeled on the United
Nations Guiding Principles on Business and Human Rights, overseen by management and the
Board of Directors' Public Responsibility Committee. In 2024, a reassessment reaffirmed forced labor and child labor as the Company's most salient human rights issues.(1)
General Mills identifies several inputs, including sugarcane, as higher-risk raw materials. It expects suppliers to uphold its Supplier Code of Conduct and reported that 652 sites were audited in fiscal 2025 across Company-owned manufacturing, co-manufacturers, warehouses, and Tier 1 suppliers.(2) General Mills' 2025 Form 10-K states that supplier policies and practices can damage the Company's reputation and that failure to mitigate issues with external business partners could negatively impact its financial condition.
Yet investors have limited evidence that General Mills' human rights due diligence systems are effective. The Company discloses policies, audits, and some traceability and grievance processes, but does not appear to provide aggregated outcome indicators for salient human rights risks.(3) Some food-sector peers provide more decision-useful human rights disclosure, including action plans and indicators on supplier non-compliances, due diligence coverage, remediation, and grievance outcomes.(4),(5)
In 2024, reports documented human rights abuses linked to sugar mills in the Indian state of
Maharashtra,(6) the location of General Mills' two Indian food manufacturing sites.(7) General
Mills says its sugarcane program addresses human rights, including child and forced labor, and seems to rely on partners to improve standards, visibility, and grievance follow-up.(8)
____________________
(1)https://globalresponsibility.generalmills.com
(2)https://www.generalmills.com/slavery-and-human-trafficking-statement
(3)https://www.generalmills.com/slavery-and-human-trafficking-statement
(4)https://www.nestle.com/sustainability/human-rights/approach
(5)https://www.unilever.com/files/unilever-modern-slavery-statement-march-2026.pdf
(6)https://www.nytimes.com/2024/07/30/world/asia/sugar-human-rights-bonsucro-india-hysterectomies.html
(7)https://www.generalmillsindiabfs.in/our-manufacturing-address/
(8)https://www.generalmills.com/slavery-and-human-trafficking-statement

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Proposal Number 7: Shareholder Proposal – Report on Human Rights

However, the 2024 investigation found that General Mills relied on third-party certifications that did not detect violations.(9) In 2025, the Bombay High Court directed the government of
Maharashtra to implement welfare measures for approximately one million migrant sugarcane cutters, underscoring systemic risks in General Mills' supply chain.(10)
These risks are material. General Mills identified India as one of eight "Core Markets" where it has "scale and infrastructure to drive profitable growth"(11) and; in March 2026, as a driver of international organic net sales growth.(12)
Human rights oversight challenges are not limited to international sourcing. In 2023, reports identified underage workers at a U.S. food manufacturer supplying major brands, including
General Mills.(13) Transparency regarding monitoring is important as Department of Labor data show child labor violations remained elevated in 2025.(14)
Shareholders need disclosure showing whether General Mills' systems are effective in identifying, preventing, mitigating, and remediating salient human rights harms across commodities and supply chain relationships. Such transparency would help shareholders assess whether General Mills' human rights oversight is robust and consistently enforced, enabling evaluation of how effectively the Company manages material risks that could disrupt operations and diminish long-term value.
____________________
(9)https://www.nytimes.com/2024/07/30/world/asia/sugar-human-rights-bonsucro-india-hysterectomies.html
(10)https://lawtrend.in/bombay-high-court-orders-maharashtra-to-enhance-welfare-tor-sugarcane-cutters/
(11)https://investors.generalmills.com/press-releases/press-release-details/2021/General-Mills-Outlines-
Accelerate-Growth-Strategy-at-2021-CAGNY-Conference/default.aspx
(12)https://investors.generalmills.com/press-releases/press-release-details/2026/General-Mills-Reports-
Fiscal-2026-Third-quarter-Results-and-Reaffirms-Full-year-Outlook/detault.aspx
(13)https://www.nytimes.com/2023/02/25/us/unaccompanied-migrant-child-workers-exploitation.html
(14)https://www.dol.gov/agencies/whd/data/charts/child-labor

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Proposal Number 7: Shareholder Proposal – Report on Human Rights
RESOLVED, that the board of directors unanimously recommends a vote
AGAINST the proposal for the following reasons:
The proponent requests that General Mills publish a report "assessing the effectiveness of the company's policies and due diligence processes for managing salient human rights risks in operations and supply chains." The proponent's primary concern centers on the sugar industry in India, citing 2024 media reports regarding labor conditions at sugar mills in Maharashtra and questioning whether
General Mills' third-party certifications are sufficient to detect violations.
The board has carefully considered this proposal and believes it is unnecessary and not in the best interests of the company or its shareholders. General Mills already publishes extensive, outcome-based human rights disclosure through its publicly available Global
Responsibility Report and Slavery and Human Trafficking Statement that directly addresses the types of information the proponent seeks. The additional report requested would be duplicative of our existing disclosures and would not meaningfully enhance shareholders' ability to evaluate the company's human rights program.
General Mills Already Discloses Comprehensive Human Rights Due Diligence and Outcomes
The proponent asserts that General Mills "does not appear to provide aggregated outcome indicators for salient human rights risks."
This characterization is inaccurate. The company's Global Responsibility Report and Slavery and Human Trafficking Statement
provide precisely the kind of outcome-based, aggregated disclosure the proponent claims is lacking, including the following:
Salient Risk Identification. In 2024, General Mills partnered with a leading global assurance partner to reassess and reaffirm our most salient human rights issues, updating an earlier assessment completed in fiscal 2021. The findings from this reassessment—
which reaffirmed forced labor and child labor as a priority risk item—are disclosed in the Human Rights section of our Global
Responsibility Report and Slavery and Human Trafficking Statement.
Quantitative Audit Metrics. During fiscal 2025, as required by the General Mills Responsible Sourcing audit program, 673 sites in
44 countries were audited across company-owned manufacturing, co-manufacturers, and Tier 1 suppliers. We publicly disclose the total number of audit findings within each of the four Responsible Sourcing pillar areas—Health and Safety, Labor Standards
(including Human Rights), Environment, and Business Ethics—in both the Global Responsibility Report and the Slavery and Human
Trafficking Statement.
Significant Incident Tracking and Remediation Outcomes. Of the 673 audits conducted in fiscal 2025, 109 identified incidents requiring root cause analysis and a Corrective Action Plan ("CAP"). As of February 2026, 62% of those significant incidents were closed, 22% were under an accepted CAP, and 16% remained open — demonstrating both transparency regarding findings and rigorous and active remediation. A documented review by the audit company validating that each finding has been properly closed is required before closure.
Corrective Action Process. Our disclosed CAPs process includes immediate corrective actions, root cause analysis, preventative actions, assignment of responsibilities and implementation timelines, verification via follow-up audit, and ongoing audit requirements.
This is the type of remediation disclosure the proponent incorrectly claims is absent.
The Company’s Program is Robust and Continuously Improving
General Mills' Responsible Sourcing program utilizes the four-pillar Sedex Members Ethical Trade Audit (SMETA) protocol, with audits performed by APSCA-certified third-party auditors. If non-compliance is identified, those auditors ensure timely creation of CAPs and closure of identified items within a specified timeframe.
Our Supplier Code of Conduct—most recently updated in May 2026 with additional Human Rights expectations—applies to all suppliers and partners acting on the company's behalf or providing goods or services to the company, including direct and indirect suppliers, external manufacturing partners and co-packers, labor providers, logistics providers, subsidiaries and affiliates, and suppliers' sub-contractors. The Supplier Code requires suppliers to exercise their own due diligence to verify conformance within their entire supply chain.
In fiscal 2025, General Mills made documented advancements to the program, including: further integrating responsible sourcing into company sourcing and supplier management processes; refreshing the annual heat map to identify highest-risk areas; increasing resources to expand the audit program; launching enhanced tools to improve internal visibility to program metrics; updating and translating program materials in local languages; strengthening the escalation process through integration into the sourcing platform;
and continuing to expand the program's scope within the warehouse network.

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Proposal Number 7: Shareholder Proposal – Report on Human Rights
Governance and Oversight Are Well-Established
The Public Responsibility Committee of the board provides oversight of our sustainability and global responsibility programs, including human rights-related risks, and receives regular updates from operating teams. The Chairman and CEO convenes the Global Impact
Governance Committee—consisting of senior officers—at least three times per year to monitor and approve strategies, policies, and key investments related to sustainability and social responsibility.
The India Sugar Supply Chain Concerns Are Being Addressed
General Mills recognizes that sugarcane poses higher human rights risk based on growing regions and production methods. The
2024 media reports cited by the proponent concern systemic, industry-wide conditions affecting approximately one million migrant sugarcane cutters in Maharashtra. These are structural and political challenges that extend well beyond any single company's supply chain.
General Mills is actively addressing these challenges. The company is supporting new collaborative efforts led by Proforest in sugar-producing regions in India, building on commodity-specific human rights assessment work Proforest has conducted for
General Mills since 2021. Given the structural challenges of achieving visibility beyond Tier 1 suppliers in regional commodity markets, General Mills is focused on working directly with impacted communities and will report on developments in future editions of the Global Responsibility Report.
General Mills has built a comprehensive human rights program aligned with the UN Guiding Principles on Business and Human
Rights, with robust due diligence processes, third-party auditing, quantitative outcome disclosure, remediation tracking, board-level oversight, and active engagement on systemic supply chain challenges. The company already discloses the very types of information the proponent seeks—including audit coverage, findings by category, significant incident rates, and remediation status. The additional report requested by this proposal would be duplicative of existing public disclosures and would not provide shareholders with materially new information.
For these reasons, the board of directors unanimously recommends that shareholders vote AGAINST the proposal.

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PROPOSAL NUMBER 8:
Shareholder Proposal – Pesticide
Reduction Reporting

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE PROPOSAL.

The following shareholder proposal has been submitted by As You Sow, 11461 San Pablo
Avenue, Suite 400, El Cerrito, CA 94530, on behalf of The Pleiades Trust, the owner of at least 577 shares of General Mills, Inc. stock since August 19, 2024, together with co-filer the Revocable Trust of Ellen E. Bush, the owner of at least 100 shares of General Mills,
Inc. stock for at least three years, and co-filer M Cameron T/W Fbo Marcy C Driver, the owner of at least $2,000 of General Mills, Inc. stock for at least three years. The proposal and supporting statement submitted by the proponents are set forth below and will be voted on at the 2026 Annual Meeting upon proper presentation.

WHEREAS: Industrial agriculture's reliance on conventional farming practices — including substantial synthetic pesticide and fertilizer use, monocropping, and tillage — demonstrably harms farm resilience, pollinators, soil fertility and retention, the climate, water and air quality, and farm worker and community health, among others.
Conventional farming relies on the application of hundreds of tons of synthetic pesticides annually, which causes serious long term health impacts to farmworkers, including cancer, birth defects, cognitive impairment, and acute pesticide poisoning that results in approximately
11,000 deaths annually.(1) Pesticide use also directly harms pollinators, which are critical to
35% of crop production, and contributes to air and water pollution.(2)
In contrast, regenerative agriculture is a farming system that includes the reduction of pesticide and synthetic fertilizer use, reduced tillage, crop rotation, cover cropping, and natural pest management. These practices preserve soil health and retain topsoil, white reducing impacts to humans and the environment.(3)
Failure to significantly reduce synthetic pesticide use impairs the soil's ability to retain live organisms, which are critical to improving and maintaining soil health and sequestering carbon, key components of a regenerative farming system.(4)
The Boston Consulting Group estimates that farmers using regenerative practices will experience increased resiliency and see up to a 120% increase in profits over time compared to peers that farm conventionally.(5)
In 2019, General Mills committed to advancing regenerative agriculture on 1 million acres of farmland by 2030 to improve soil health, reduce greenhouse gas emissions, and build more resilient supply chains.(6) However, the company does not disclose if or how it tracks, monitors, or reports pesticide use reduction by its suppliers, representing an important blind spot for the company and raising the potential for claims of greenwashing.
____________________
(1)https://www.pesticidereform.org/pesticides-human-health; https://pubmed.ncbi.nlm.nih.gov/33287770/
(2)https://newsarchive.berkeley.edu/news/media/releases/2006/10/25_pollinator.shtml
(3)https://regenerationinternational.org/why-regenerative-agriculture/
(4)https://pmc.ncbi.nlm.nih.gov/articles/PMC2984095; https://www.csuchico.edu/regenerativeagriculture/blog/soil-
microbes-carbon-sequestration.shtml; https://soilhealthinstitute.org/news-events/nationwide-study-on-30-u-s-
farms-shows-positive-economic-impact-of-soil-health-management-systems/
(5)https://www.bcg.com/publications/2023/regenerative-agriculture-profitability-us-farmers
(6)https://www.generalmills.com/how-we-make-it/healthier-planet/environmental-impact/regenerative-agriculture;
https://www.generalmills.com/news/stories/how-were-building-brands-with-purpose

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Proposal Number 8: Shareholder Proposal – Pesticide Reduction Reporting

•In contrast, General Mills' peers are quantitatively reporting outcomes of their pesticide reduction practices: Conagra reports that its farm management practices, including regenerative agriculture, avoided 145,000 gallons of soil fumigants and 8,700 gallons of post-emergence herbicides in its supply chain from 2021 to 2023.(7)
•Campbells publicly discloses the percentage of pesticides that are hazardous to humans and pollinators avoided in its tomato and potato supply chains, and that it uses crop rotation, reduced tillage, and integrated pest management.(8)
•Lamb Weston reports the amount of active ingredient pesticides used across its supply chain (1.2 pounds per ton harvested), representing progress toward its 2030 pesticide reduction goal.(9)
In a competitive marketplace that is increasingly demanding clean food, reduced human and environmental harm, and accurate information, understanding and disclosing supplier use of pesticides can reduce risk for shareholders and our Company, while minimizing harm to stakeholders.
RESOLVED: Shareholders request that General Mills disclose, at reasonable expense and omitting proprietary information, the reduction of pesticides achieved through adoption of its regenerative agriculture practices.
____________________
(7)https://www.conagrabrands.com/citizenship-reports/conagra-brands-citizenship-report-2023, p.21
(8)https://www.campbellsoupcompany.com/wp-content/uploads/2023/06/2023-IPM-Reporting.pdf
(9)https://www.lambweston.com/content/dam/lamb-weston/website/general-content/pdf/sustainability/2024-
Sustainability-Report.pdf, p.41

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Proposal Number 8: Shareholder Proposal – Pesticide Reduction Reporting
RESOLVED, that the board of directors unanimously recommends a vote
AGAINST the proposal for the following reasons:
The board has carefully considered this proposal and believes that its adoption is not in the best interest of the company or its shareholders. General Mills is an industry leader in its support of, and investment in, regenerative farming. To date, we have more than 800,000 acres of farmland engaged in advancing regenerative agriculture practices, which represents more than 80% of the ambitious 1,000,000 acre goal we committed to engaging by 2030.
The company also regularly reports on progress toward that goal, including specific pathways the company is pursuing to make progress toward its regenerative agriculture acreage goal. To encourage the adoption and use of regenerative agriculture farming practices, we take a holistic and adaptive approach, which gives farmers the flexibility to do what is right for their unique farms under all circumstances. Transitioning from traditional to regenerative farming is complex and expensive for farmers, albeit with significant long-term benefits. Requiring farmers to specifically track pesticides – as this proposal seeks to mandate - would likely decrease farmer participation in regenerative agriculture practices by making it even more burdensome and costly. This would in turn reduce the company’s ability to continue its impressive momentum in driving adoption of this important approach to farming. Given the company’s ongoing success in regenerative agriculture through its current program and practices, and the negative impact that additional pesticide tracking requirements could have on farmers and on the company’s regenerative agriculture program, we recommend a vote
AGAINST this proposal.
Requiring farmers to specifically track pesticide use would add cost and complexity with no benefits to the farmer, which would jeopardize continued progress in the company’s strong and successful regenerative agriculture programs. We are working with farmers to advance regenerative agriculture in a variety of key regions and with farmers that supply a large variety of ingredients including oats, almonds, dairy, grains and oilseeds. Each crop or ingredient requires different care to thrive. There is no one-size-fits-all approach to adopting regenerative agriculture practices. Our program has demonstrated success by focusing on training, coaching, peer-to-peer learning networks, and exposing more farmers and suppliers to the benefits of regenerative agriculture. We work closely with implementing partners to determine what metrics are appropriate and relevant to the context of individual programs. Requiring strict adherence to pesticide tracking and reporting requirements would place an unnecessary burden on farmers and run contrary to the principles of our program, which seek to provide farmers with flexibility to holistically advance the use of regenerative agriculture practices through approachable improvements, not prescriptive monitoring and reporting.
Our regenerative agriculture goals include far more than just reducing pesticides. Focusing solely on pesticide tracking and reduction would negatively impact the overall benefits of our regenerative agriculture programs. Increased soil health, carbon sequestration, increased water quality and conservation, insect and bird biodiversity, and improved farm economics are some of the primary goals and expected benefits associated with our regenerative agriculture program. Regenerative agriculture systems repair and enhance ecosystem processes like nutrient cycling, water infiltration, and pest suppression, reducing the need for more expensive inputs and strengthening whole-farm profitability and resilience over time. Measuring regenerative agriculture outcomes today is a significant undertaking, requiring time, manual field sampling and expensive data analysis. Requiring farmers to also track and report on the use of pesticides on their farms would be costly and time consuming, lead to decreases in farmer participation and ultimately significantly impact many of the positive environmental impacts regenerative agriculture farmers have worked so hard to achieve. The board has visited a regenerative agriculture farm and heard from regenerative agriculture experts and understands that taking a prescriptive approach that requires farmers utilizing regenerative agriculture practices to track the use of pesticides on their farms would create unnecessary and undue burdens on the farmers enrolled in the program and discourage other farmers from converting to regenerative agriculture practices.
We already provide significant disclosures on our regenerative agriculture initiatives and how they can reduce pesticides.
The company already provides robust public disclosures and information on its regenerative agriculture program on its website(1), on a new and specific regenerative agriculture website,(2) which was created in response to this same shareholder proposal last year, and newly enhanced disclosures in its Global Responsibility Report(3). As we increasingly explore insights into nature dependencies and biodiversity, we have disclosed additional information on how nature-based solutions, including regenerative agriculture, are strategies to advance positive outcomes in these areas. This has provided us with an opportunity to share insights and disclose how some of our partnerships in regenerative agriculture have helped farmers in some of our programs to reduce pesticide applications.(3) Requiring additional disclosures would be costly and time consuming for both the company and the farmers and provide no additional benefits to the company’s shareholders.
This proposal was soundly defeated in 2024 and 2025 when presented to the company’s shareholders for a vote. Given the company’s sustainability initiatives and existing disclosures, including our new regenerative agriculture website,(2) the board believes that the company is already addressing the concerns included in the shareholder proposal and that specific tracking and disclosure of pesticides used in our regenerative agriculture programs is unnecessary and not an effective use of the company’s or farmers’
resources or time.
For these reasons, the board of directors unanimously recommends that shareholders vote AGAINST the proposal.
____________________
(1)https://www.generalmills.com/how-we-make-it/healthier-planet/environmental-impact/
(2)https://regenerative-agriculture.generalmills.com/
(3)https://globalresponsibility.generalmills.com/?page=40

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Stock Ownership Information
Ownership of General Mills Common Stock by Directors,
Officers and Certain Beneficial Owners
The following table shows the amount of General Mills common stock beneficially owned by (a) each director and director nominee,
(b) each named executive officer listed in the Summary Compensation Table, (c) all directors, director nominees and executive officers as a group, and (d) each person or group owning more than 5% of our outstanding shares. Unless otherwise noted, all amounts are as of July 31, 2026, and the shareholders listed in the table have sole voting and investment power with respect to the shares owned by them.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Shares(1)		Exercisable Options(2)	Percent of Class
Bottarini, Joan L.	4,026		—	*
Bruce, Kofi A.	108,850		259,350	*
Dorer, Benno O.	9,216	(3)	—	*
Harmening, Jeffrey L.	689,548	(4)	1,488,696	*
Henry, Maria G.	52,302		—	*
Jenkins, Jo Ann	20,602		—	*
Lempres, Elizabeth C.	24,251		—	*
McNabb, Dana M.	45,109		209,430	*
Montemayor, Jaime	71,568		150,541	*
Morikis, John G.	19,849		—	*
Neal, Diane L.	28,435		—	*
Odland, Stephen A.	188,699		—	*
Sastre, Maria A.	28,335		—	*
Sprunk, Eric D.	34,007		—	*
Uribe, Jorge A.	40,684	(5)	—	*
Wilson Thissen, Karen	21,547		72,738	*
All directors, nominees and executive officers as a group (24 persons)	1,630,643	(6)	2,778,152	*
BlackRock, Inc.	55,943,321	(7)	—	10.5
Vanguard Capital Management	40,147,406	(8)	—	7.5
State Street Corporation	31,552,421	(9)	—	5.9
Vanguard Portfolio Management	27,944,971	(10)	—	5.2
*Indicates ownership of less than 1 percent of the total outstanding shares.
(1)Includes:
•Shares of our common stock directly owned;
•Shares of our common stock allocated to participant accounts under our 401(k) Plan;
•Stock units that have vested and been deferred, as to which the beneficial owner currently has no voting or investment power: 20,310 units for Mr. Bruce;
5,602 units for Mr. Dorer; 294,558 units for Mr. Harmening; 5,557 units for Ms. Lempres; 11,939 units for Ms. McNabb; 24,864 units for Ms. Neal; 90,277 units for Mr. Odland; 24,764 units for Ms. Sastre; 30,436 units for Mr. Sprunk; 9,882 units for Ms. Wilson Thissen; and 559,215 units for all directors, nominees and executive officers as a group; and
•RSUs that vest within 60 days of July 31, 2026, as to which the beneficial owner currently has no voting or investment power: 3,571 RSUs for each independent director except 4,026 for Ms. Bottarini; totaling 39,736 RSUs for all directors, nominees and executive officers as a group.
(2)Includes options that were exercisable on July 31, 2026 and options that become exercisable within 60 days of July 31, 2026.
(3)Includes shares held in individual trust by Mr. Dorer, for which he serves as trustee.
(4)Includes 368,751 shares held in individual trusts by Mr. Harmening or his spouse, for which they serve as trustees.
(5)Includes shares held in individual trust by Mr. Uribe, for which he serves as trustee.

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Stock Ownership Information
(6)Includes 445,190 shares held solely by, jointly by, or in trust for the benefit of family members.
(7)Based on information contained in a Schedule 13G/A filed with the SEC on December 6, 2024, by BlackRock, Inc. and its subsidiaries (“BlackRock”), at
50 Hudson Yards, New York, New York 10001. The filing indicated that as of November 30, 2024, BlackRock had sole dispositive power over all of these shares, and sole voting power over 50,505,266 of these shares.
(8)Based on information contained in a Schedule 13G filed with the SEC on April 29, 2026, by Vanguard Capital Management (“Vanguard Capital”), at
100 Vanguard Blvd., Malvern, Pennsylvania 19355. The filing indicated that as of March 31, 2026, Vanguard Capital had sole dispositive power over all of these shares and sole voting power over 5,467,531 of these shares.
(9)Based on information contained in a Schedule 13G/A filed with the SEC on January 29, 2024, by State Street Corporation and its subsidiaries (“State Street”), at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The filing indicated that as of December 31, 2023, State Street had shared dispositive power over 31,499,161 of these shares and shared voting power over 20,796,674 of these shares.
(10)Based on information contained in a Schedule 13G filed with the SEC on April 29, 2026, by Vanguard Portfolio Management (“Vanguard Portfolio”), at
100 Vanguard Blvd., Malvern, Pennsylvania 19355. The filing indicated that as of March 31, 2026, Vanguard Portfolio had sole dispositive power over all of these shares and sole voting power over 64,682 of these shares.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, as amended, requires our directors and executive officers, among others, to file with the SEC an initial report of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5. As a matter of practice, our staff assists our officers and directors in preparing initial ownership reports and reporting ownership changes and typically files those reports on their behalf. Based solely on a review of reports filed with the SEC and on written representations from reporting individuals, we believe that all of the required reports for our officers and directors were filed on a timely basis under Section 16(a) for fiscal year 2026, except that one Form 4 for Asheesh Saksena reporting one transaction was filed after the required filing date due to an administrative error.
Related Policies
Independent Director Stock Ownership Policy
A substantial portion of independent director compensation is linked to our stock performance, and directors can elect to receive their entire board remuneration in stock and stock-related compensation. Our policy requires that independent directors keep all of the shares that they receive as compensation until they own shares equal in market value to at least five times their annual retainer, excluding any fees for serving as Independent Lead Director, chairing a committee or serving on the audit committee. As of July 31, 2026, all independent directors met or exceeded these stock ownership requirements, except for Joan L. Bottarini and
Benno O. Dorer who joined the board in 2026 and 2024 respectively.

Director Stock Ownership Requirement 5x annual cash retainer

Significant Executive Investment in Company Stock
Long-term stock ownership is deeply engrained in our executive culture, and it reflects our executives’ strong commitment to the company’s success. Minimum ownership requirements are 10 times annual salary for the CEO, five times annual salary for members of the CEO’s senior leadership team and three times annual salary for other corporate officers. Executives must hold 50% of net, after-tax shares that they receive pursuant to stock awards until they meet the ownership requirements. Additionally, in support of our stock ownership guidelines, NEOs are required to hold shares received upon vesting of PSUs for a minimum of one-year after vesting. Stock ownership includes direct and indirect ownership, deferred stock units, unvested RSUs, and stock held in the 401(k)
Plan as of July 31, 2026, but does not include unvested PSUs and unexercised stock options (whether vested or unvested). Given
Ms. McNabb’s recent appointment as Chief Operating Officer, she has not yet met our minimum ownership requirements.

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Stock Ownership Information
STOCK OWNERSHIP FOR ACTIVE NAMED EXECUTIVE OFFICERS

Name	Required Base Salary Multiple	Shares Owned	Actual Base Salary Multiple
Jeffrey L. Harmening Chairman of the Board & CEO	10x	822,860	22x
Dana M. McNabb Chief Operating Officer	5x	93,991	3x
Kofi A. Bruce Chief Financial Officer	5x	257,519	10x
Jaime Montemayor Chief Digital, Technology & Transformation Officer	5x	179,672	9x
Karen Wilson Thissen General Counsel & Secretary	5x	95,494	5x
Prohibitions on Hedging or Pledging Company Stock
Executive officers and directors of the company are not permitted to hedge or otherwise monetize their interests in company securities or pledge company securities as security for loans. These restrictions include prohibitions on the use of exchange trusts, prepaid variable forwards, equity swaps, forwards, or any other derivative instruments.

98	General Mills, Inc.
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General Information
Other Business
We do not know of any other matters to be presented at the 2026 Annual Meeting. If any other matter is properly presented for a vote at the 2026 Annual Meeting, proxies other than the one for 401(k) Plan shares will be voted in the sole discretion of the proxy holders.
Questions and Answers About the 2026 Annual Meeting
and Voting
Q.How can I attend the 2026 Annual Meeting?
A.If you are a shareholder at the close of business on the record date (August 3, 2026), you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/GIS2026 and logging in by entering your 16-digit control number printed on your
Notice of Internet Availability of Proxy Materials, voter instruction form or proxy card. You will not be able to attend the Annual
Meeting at a physical location. If you lost your 16-digit control number or are not a shareholder, you will be able to attend the meeting by visiting www.virtualshareholdermeeting.com/GIS2026 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the meeting. You may log into
www.virtualshareholdermeeting.com/GIS2026 beginning at 8:15 a.m., Central Daylight Time on September 29, 2026. The
Annual Meeting will begin promptly at 8:30 a.m., Central Daylight Time on September 29, 2026. If you experience any technical difficulties during the meeting, a toll-free number will be available on our virtual shareholder meeting site for assistance.
If you have additional questions about the Annual Meeting, please contact us at 1-800-245-5703.
Q.How can I vote and ask questions at the 2026 Annual Meeting?
A.The Annual Meeting will be conducted in a virtual-only meeting format. Only shareholders who entered the Annual Meeting by entering the 16-digit control number printed on their Notice of Internet Availability of Proxy Materials, voter instruction form or proxy card may vote and ask questions at the Annual Meeting. Questions by those shareholders may be submitted in real time during the Annual Meeting at www.virtualshareholdermeeting.com/GIS2026 or within 10 days prior to the meeting by going to the website www.proxyvote.com and following the instructions for logging-in included with your Notice of Internet Availability of
Proxy Materials, voter instruction form or proxy card.
During the Annual Meeting, we are committed to acknowledging each appropriate question we receive in the order that it was received, with a limit of one question per shareholder until we have allowed each shareholder to ask a question. We will allot approximately 15 minutes for questions during the Annual Meeting. If we run out of time to answer all of the questions submitted, we will provide responses to the questions not addressed on our website at www.generalmills.com in the Investors section after the Annual Meeting for a period of 30 days. Submitted questions should follow our Rules of Conduct in order to be addressed during or after the Annual Meeting. Our Rules of Conduct will be posted at www.virtualshareholdermeeting.com/GIS2026 during the Annual Meeting.
Q.If I cannot attend the Annual Meeting, how do I vote or listen to it later?
A.You do not need to attend the Annual Meeting to vote if you submitted your vote via proxy in advance of the meeting. A replay of the Annual Meeting, including the questions answered during the meeting, will be available on our website at
www.generalmills.com in the Investors section after the Annual Meeting for a period of 30 days.
Q.How do I receive a printed copy of proxy materials?
A.To request a printed copy of the proxy materials, please call 1-800-579-1639, send an e-mail to sendmaterial@proxyvote.com or visit www.proxyvote.com. To make your request, you will need the 16-digit control number printed on your Notice of Internet
Availability of Proxy Materials, voter instruction form or proxy card.

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General Information
Q.Who is entitled to vote?
A.You are entitled to cast one vote for each share of common stock you own, and there is no cumulative voting.
Record holders of General Mills common stock at the close of business on August 3, 2026, may vote at the 2026 Annual Meeting.
On August 3, 2026, 534,629,472 shares of common stock were outstanding and eligible to vote. The shares of common stock in our treasury on that date will not be voted.
A list of shareholders entitled to vote at the meeting will be available for inspection 10 days prior to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m. Central Daylight Time at our corporate headquarters in Minneapolis, Minnesota and during the Annual Meeting at www.virtualshareholdermeeting.com/GIS2026.
Q.How do I vote?
A.If you hold your shares in a brokerage account in your broker’s name (“street name”), or you hold your shares through the
General Mills 401(k) Plan, you should follow the voting directions provided by your broker or nominee, which may include the following methods:
•You may complete and mail a voting instruction form to your broker or nominee;
•If your broker allows, you may submit voting instructions by telephone or the Internet;
•You may use a mobile device by scanning the QR Barcode on your voter instruction form or Notice of Internet Availability of
Proxy Materials and following the prompts that appear on your mobile device; or
•You may also cast your vote in real time during the Annual Meeting, after you log-in by entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voter instruction form or proxy card at
www.virtualshareholdermeeting.com/GIS2026.
If you are a registered shareholder, you may vote using any of the following methods:
•By going to the website www.proxyvote.com and following the instructions for Internet voting on the proxy card or Notice of
Internet Availability of Proxy Materials that you received in the mail. You will need the 16-digit control number printed therein.
You may also access instructions for telephone voting on the website;
•By using your mobile device to scan the QR Barcode on your proxy card or Notice of Internet Availability of Proxy Materials and following the prompts that appear on your mobile device;
•If you received a printed copy of the proxy materials, by completing and mailing your proxy card, or if you reside in the U.S. or
Canada, by dialing 1-800-690-6903 and following the instructions for telephone voting on the proxy card that you received in the mail. You will need the 16-digit control number printed on your proxy card; or
•You may also cast your vote in real time during the Annual Meeting, after you log-in by entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voter instruction form or proxy card at
www.virtualshareholdermeeting.com/GIS2026.
Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Daylight Time on Monday, September 28, 2026, except that the telephone and Internet voting instruction deadline for 401(k) Plan shares is Midnight Eastern Daylight Time on Thursday,
September 24, 2026.
If you return a proxy card but do not specify how you want to vote your shares, we will vote them FOR the election of the
12 director nominees set forth in this Proxy Statement, FOR the compensation paid to our named executive officers, FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, FOR the amendment to our Certificate of Incorporation to provide for the exculpation of certain officers, FOR the amendment to our Certificate of
Incorporation to require that claims under the Securities Act be brought only in the federal district courts, and AGAINST each of the shareholder proposals.

100	General Mills, Inc.
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General Information
Q.What if I change my mind after I vote my shares?
A.You can revoke or change your proxy at any time before it is voted at the 2026 Annual Meeting.
If you hold your shares in a brokerage account in street name, or you hold your shares through the General Mills 401(k) Plan, you may revoke or change your vote:
•Via telephone or Internet, using the voting directions provided by your broker or nominee; or
•By casting your vote in real time during the Annual Meeting (not available to 401(k) holders), after you log-in by entering the
16-digit control number found on your Notice of Internet Availability of Proxy Materials, voter instruction form, or proxy card at
www.virtualshareholdermeeting.com/GIS2026.
If you are a registered shareholder, you may revoke or change your vote by:
•Voting by telephone or the Internet, using the voting directions provided on the proxy card or Notice of Internet Availability of
Proxy Materials that you received in the mail;
•Sending written notice to the Corporate Secretary, General Mills, Inc., P.O. Box 1113, Minneapolis, Minnesota 55440;
•Submitting a properly signed proxy card with a later date; or
•By casting your vote in real time during the Annual Meeting, after you log-in by entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voter instruction form, or proxy card at
www.virtualshareholdermeeting.com/GIS2026.
Q.How will my General Mills 401(k) Plan shares be voted?
A.If you hold your shares through the General Mills 401(k) Plan, you are considered a named fiduciary who may direct State Street
Bank and Trust (“State Street”), as the plan fiduciary, how to vote your shares. For shares that are not allocated to participant accounts or for shares for which no direction has been received, State Street will vote those shares in the same proportion as directed shares are voted. State Street may, in exercising its fiduciary responsibility, disregard the direction on behalf of the unallocated shares and shares for which no direction was received and vote in its discretion, if following such direction would be inconsistent with the Employee Retirement Income Security Act. For instructions received by phone or Internet, the deadline is
Midnight Eastern Daylight Time on Thursday, September 24, 2026. Any instruction received by State Street regarding your vote will be confidential.
Q.What does it mean if I receive more than one proxy card or Notice of Internet Availability of Proxy Materials?
A.It means you have multiple accounts at the transfer agent or with banks or stockbrokers. Please vote all of your accounts. If you would like to consolidate multiple accounts at our transfer agent, please contact Broadridge Corporate Issuer Solutions, LLC at
1-800-670-4763.
Q.What will happen if I do not return a proxy card or voter instruction form?
A.If your shares are held in street name, your brokerage firm may vote your shares on those proposals where it has discretion to vote (Proposal Number 3 to ratify the appointment of KPMG LLP as our independent auditor). Otherwise, your shares will not be voted.
Q.How many shares must be present to hold the 2026 Annual Meeting?
A.At least one-half of General Mills’ outstanding common shares as of the record date must be represented at the 2026 Annual
Meeting in person or by proxy in order to hold the Annual Meeting and conduct business. This is called a quorum. We will count your shares as present at the Annual Meeting if you:
•Are present and vote in person at the Annual Meeting;
•Have properly submitted a proxy card or a voter instruction form, or voted by telephone or the Internet on a timely basis; or
•Hold your shares through a broker or otherwise in street name, and your broker uses its discretionary authority to vote your shares on Proposal Number 3 or submits a proxy indicating that it does not have discretionary authority to vote on one or more other proposals.

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General Information
Q.How many votes are needed to approve each item?
A.

	Vote Required for Proposals			How Votes are Counted
Item	Proposal	Approval Standard	Voting Choices	Broker Discretion to Vote(1)	Impact of Abstention(2)	Treatment of Broker Non-Vote	Board Recommendation
1	ELECT AS DIRECTORS THE 12 NOMINEES NAMED IN THE PROXY STATEMENT	Majority of votes cast(3)	FOR AGAINST ABSTAIN	No	No effect	No effect	FOR
2	APPROVE ADVISORY VOTE ON EXECUTIVE COMPENSATION	The board will consider shareholders to have indicated their non-binding support for executive compensation if a majority of the votes cast are voted FOR the proposal	FOR AGAINST ABSTAIN	No	No effect	No effect	FOR
3	RATIFY THE APPOINTMENT OF KPMG LLP AS GENERAL MILLS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING MAY 30, 2027	Majority of votes cast	FOR AGAINST ABSTAIN	Yes	No effect	No effect	FOR
4	APPROVE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR EXCULPATION OF CERTAIN OFFICERS	Majority of outstanding common stock	FOR AGAINST ABSTAIN	No	Same effect as a vote AGAINST	Same effect as a vote AGAINST	FOR
5	APPROVE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO ADOPT A FEDERAL FORUM PROVISION	Majority of outstanding common stock	FOR AGAINST ABSTAIN	No	Same effect as a vote AGAINST	Same effect as a vote AGAINST	FOR
6-8	SHAREHOLDER PROPOSALS, IF PROPERLY PRESENTED	Majority of votes cast	FOR AGAINST ABSTAIN	No	No effect	No effect	AGAINST
(1)If you hold your shares in street name and do not provide voting instructions to your broker, your broker may not vote your shares on any proposal except Proposal Number 3. If a broker submits a proxy indicating that it does not have discretionary authority to vote on one or more proposals, a broker non-vote occurs. Shares that constitute broker non-votes are not treated as votes cast and have no effect on the outcome of any proposals, except for
Proposals 4 and 5, which require the affirmative vote of a majority of our shares of common stock outstanding and entitled to vote as of the record date and, therefore, broker non-votes will have the same effect as a vote AGAINST Proposals 4 and 5. NYSE rules permit brokers discretionary authority to vote on Proposal Number 3 if they do not receive instructions from the street name holder of the shares.
(2)Although abstentions are counted as present at the 2026 Annual Meeting for purposes of determining whether there is a quorum under our By-Laws, they are not treated as votes cast on any proposal, and they will not have an effect on the vote, except for Proposals 4 and 5, which require the affirmative vote of a majority of our shares of common stock outstanding and entitled to vote as of the record date and, therefore, abstentions will have the same effect as a vote AGAINST Proposals 4 and 5.

102	General Mills, Inc.
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General Information
(3)If there are more director nominees than the number of directors to be elected as of the tenth day prior to the date the company first mails notice of the
Annual Meeting, the directors will be elected by a plurality of the votes cast. If an incumbent director is not reelected by a majority of votes cast, the director must promptly offer his or her resignation to the board. The corporate governance committee will recommend to the board whether to accept or reject the resignation, and the board will disclose its decision and the rationale behind it within 90 days from the certification of the election results.
Q.How will voting on any other business be conducted?
A.We do not know of any business to be considered at the 2026 Annual Meeting other than the proposals described in this Proxy
Statement. If any other business is properly presented at the Annual Meeting, your signed proxy card (other than for 401(k) Plan shares) gives authority to Jeffrey L. Harmening and Karen Wilson Thissen to vote on such matters in their discretion.
Q.Is my vote confidential?
A.We have a policy of confidential voting that applies to all shareholders, including our employee-shareholders. Broadridge Investor
Communications Solutions will tabulate the votes received.
Q.Where do I find the voting results of the meeting?
A.We will publish the voting results in a current report on Form 8-K, which is due to be filed with the SEC within four business days of the 2026 Annual Meeting. You can also go to our website at www.generalmills.com to access the Form 8-K.
Q.How do I submit a shareholder proposal?
A.If you wish to submit a proposal other than a director nomination for inclusion in our next Proxy Statement, we must receive the proposal on or before the close of business on April 15, 2027. Please address your proposal to: Corporate Secretary, General
Mills, Inc., P.O. Box 1113, Minneapolis, Minnesota 55440.
If you wish to use proxy access to submit a director nomination for inclusion in our next Proxy Statement:
•You, or a group of up to 20 shareholders, must have continuously owned for three years at least 3% of our outstanding common stock.
•We must receive written notice of the nomination no earlier than the close of business on March 16, 2027, and no later than the close of business on April 15, 2027. The notice must contain the information required by our By-Laws.
•Proxy access nominees appearing in the Proxy Statement generally may number up to the greater of two directors or 20% of the number of directors in office as of April 15, 2027. If there are a greater number submitted, our By-Laws specify how the company will select which proxy access nominees to include in the Proxy Statement.
•Eligible shareholder(s) and their nominee(s) must satisfy the timing, disclosure, procedural, and other requirements specified in our By-Laws.
Under our By-Laws, if you wish to nominate a director or bring other business before the shareholders at our 2027 Annual
Meeting without including your proposal in our Proxy Statement:
•You must deliver written notice to the Corporate Secretary of General Mills no earlier than the close of business on
June 1, 2027, and no later than the close of business on July 1, 2027; and
•Your notice must provide the specific information (including information required by Rule 14a-19 under the Exchange Act) and satisfy the timing, disclosure, procedural, and other requirements specified in our By-Laws.
Our By-Laws may be found on our website located at www.generalmills.com in the Investors section under “Governance”.

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General Information
Solicitation of Proxies
We pay for preparing, printing, and mailing this Proxy Statement and the Notice of Internet Availability of Proxy Materials. We have engaged D.F. King & Co. to help us solicit proxies from shareholders for a fee of $15,000, plus reimbursement of out-of-pocket expenses.
In addition to D.F. King, our directors, officers and employees may, without additional compensation, solicit proxies personally or by
e-mail, telephone, fax, or special letter. We will reimburse banks, brokers, and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.
Delivery and Viewing of Proxy Materials
Electronic Delivery of Proxy Materials. Simply follow the instructions on your proxy card or Notice of Internet Availability of Proxy
Materials to vote via the Internet or go directly to www.icsdelivery.com/gis to register your consent to receive our annual report and this Proxy Statement in a fast and efficient manner via the Internet. This reduces the amount of paper delivered to a shareholder’s address and eliminates the cost of sending these documents by mail. You may elect to view all future annual reports and proxy statements on the Internet instead of receiving them by mail. Your election to view proxy materials online is perpetual unless you revoke it later. Future proxy cards mailed to you will contain the Internet website address and instructions to view the materials. You will continue to have the option to vote your shares by mail, telephone, or the Internet. Certain employee-shareholders who have valid work e-mail addresses will not receive a proxy card in the mail but may vote by telephone or via the Internet.
Delivery of Proxy Materials to Households. SEC rules allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more shareholders reside, unless we receive contrary instructions from one or more of our shareholders. We believe this rule benefits everyone. It eliminates duplicate mailings that shareholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus, and information statements.
If your household would like to receive single rather than duplicate mailings in the future, please write to Broadridge Investor
Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 1-866-540-7095.
Each shareholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer shareholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.
Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year’s proxy materials, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way,
Edgewood, New York 11717, or call 1-866-540-7095. Following this request, we will undertake to deliver promptly a separate copy of the proxy materials.
Annual Reports
Our 2026 Annual Report to Shareholders, which includes our consolidated financial statements for the fiscal year ended
May 31, 2026, is available on our website at www.generalmills.com in the Investors section. To request a copy, please call
1-800-245-5703 and one will be sent to you without charge within one business day of receipt of such request. You may also request a free copy of our annual report on Form 10-K for the fiscal year ended May 31, 2026, by writing to the
Corporate Secretary, General Mills, Inc., P.O. Box 1113, Minneapolis, Minnesota 55440 or via e-mail at
corporate.secretary@genmills.com.
Your Vote is Important!
Please vote by telephone or the Internet or, if you received a printed copy of the proxy materials, sign and promptly return your proxy card in the enclosed envelope.

A-1	General Mills, Inc.
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Appendix A: Non-GAAP Financial Measures
We have included in this Proxy Statement measures of financial performance that are not defined by generally accepted accounting principles (“GAAP”). Each of the measures is used in reporting to our executive management and several are used as components of the board of directors' measurement of our performance for incentive compensation purposes.
For each of these non-GAAP financial measures, we are providing below a reconciliation of the differences between the non-GAAP measure and the most directly comparable GAAP measure. These non-GAAP measures should be viewed in addition to, and not in lieu of, the comparable GAAP measures.
Please see page 36 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026, for the tax impact of after-tax items used in the reconciliations below.
ORGANIC NET SALES GROWTH

	Fiscal 2026		Fiscal 2025	Fiscal 2024
Net Sales Growth as Reported	(5)%		(2)%	(1)%
Acquisitions and Divestitures	6	pts	Flat	Flat
Foreign Currency Exchange	(1)	pt	Flat	Flat
53rd Week	(2)	pts	—	—
Organic Net Sales Growth	(2)%		(2)%	(1)%
Note: Table may not foot due to rounding.
INCENTED ORGANIC NET SALES GROWTH

	Fiscal 2026	3 Year CAGR
Organic Net Sales Growth	(2)%	(2)%
Incentive Adjustment(a)	Flat	Flat
Incented Organic Net Sales Growth	(2)%	(2)%
Note: Table may not foot due to rounding.
(a)Incentive performance excludes certain corporate adjustments that affect comparability.

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Appendix A: Non-GAAP Financial Measures
ADJUSTED OPERATING PROFIT AND RELATED CONSTANT-CURRENCY GROWTH RATE, ADJUSTED FOR INCENTIVE
COMPENSATION MEASUREMENT

	Fiscal Year
($ in millions)	2026	2025	2024	2026 vs. 2025 Change
Operating Profit as Reported	$885.8	$3,304.8	$3,431.7	(73)%
Goodwill and other intangible assets impairments(a)	1,802.9	—	220.2
Divestitures gain, net(b)	(1,049.4)	(95.9)	—
Valuation loss on held for sale business(c)	1,031.8	—	—
Restructuring and transformation charges(d)	155.5	87.5	38.8
Mark-to-market effects(e)	(48.4)	(15.7)	(39.1)
Transaction costs(f)	31.3	49.1	14.0
Acquisition integration costs(g)	9.5	13.9	0.2
Investment activity, net(h)	(7.6)	8.3	18.5
Project-related costs(i)	—	0.5	2.0
Legal recovery(j)	—	—	(53.2)
Product recall, net(k)	—	—	(30.3)
Adjusted Operating Profit	$2,811.5	$3,352.6	$3,602.7	(16)%
Foreign Currency Exchange Impact				Flat
Adjusted Operating Profit Growth, on a Constant-Currency Basis				(16)%
Adjustments for Incentive Compensation Measurement(l)	(31.3)
Adjusted Operating Profit, Excluding Certain Items for Incentive Compensation	$2,780.1			(17)%
Foreign Currency Exchange Impact				Flat
Adjusted Operating Profit Growth, Excluding Certain Items for Incentive Compensation, on a Constant-Currency Basis				(17)%
Note: Table may not foot due to rounding.
(a)Non-cash goodwill and other intangible assets impairment charges related to our North America Pet reporting unit goodwill and our Nudges, Uncle Toby’s, and True Chews brand intangible assets in fiscal 2026. Non-cash impairment charges related to our Latin America reporting unit goodwill and our Top Chews,
True Chews, and EPIC brand intangible assets in fiscal 2024. See Note 6 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form
10-K for the fiscal year ended May 31, 2026.
(b)Net divestitures gain primarily related to the sale of our U.S. Yogurt business in fiscal 2026 and Canada Yogurt business in fiscal 2025. See Note 3 to the
Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(c)Non-cash valuation loss related to the planned divestiture of our Brazil business recorded in fiscal 2026. See Note 3 to the Consolidated Financial Statements
in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(d)Restructuring and transformation charges related to supply chain actions and previously announced actions recorded in fiscal 2026. Restructuring and transformation charges related to global transformation actions and previously announced restructuring actions in fiscal 2025. Restructuring charges related to commercial strategy restructuring actions and previously announced restructuring actions in fiscal 2024. See Note 4 to the Consolidated Financial Statements
in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(e)Net mark-to-market valuation of certain commodity positions recognized in unallocated corporate items. See Note 8 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(f)Fiscal 2026 transaction costs primarily related to the sale of our U.S. Yogurt business and the definitive agreement to sell our Brazil business. Fiscal 2025 transaction costs related to the sale of our North American Yogurt businesses and the Whitebridge Pet Brands acquisition. Transaction costs primarily related to the acquisition of a pet food business in Europe in fiscal 2024. See Note 3 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form
10-K for the fiscal year ended May 31, 2026.
(g)Integration costs related to the Whitebridge Pet Brands acquisition in fiscal 2025 and the acquisition of a pet food business in Europe in fiscal 2024 recorded in fiscal 2026 and fiscal 2025. Integration costs primarily resulting from the acquisition of TNT Crust in fiscal 2024. See Note 3 to the Consolidated Financial
Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(h)Valuation adjustments of certain corporate investments in fiscal 2026 and fiscal 2025. Valuation adjustments and the gain on sale of certain corporate investments in fiscal 2024.
(i)Restructuring initiative project-related costs related to previously announced restructuring actions recorded in fiscal 2025 and fiscal 2024.
(j)Legal recovery recorded in fiscal 2024.
(k)Net recoveries recorded in fiscal 2024 related to the fiscal 2023 voluntary recall of certain international Häagen-Dazs ice cream products.
(l)Incentive performance is measured on a comparable basis and excludes certain items affecting comparability, including the impact of changes in foreign currency exchange rates and acquisitions and divestitures. These items were not included in the annual operating plan or the performance targets approved by the board and compensation committee at the beginning of the fiscal year.

A-3	General Mills, Inc.
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Appendix A: Non-GAAP Financial Measures
ADJUSTED DILUTED EARNINGS PER SHARE AND RELATED CONSTANT-CURRENCY GROWTH RATE

	Fiscal Year
Per Share Data	2026	2025	2024	2026 vs. 2025 Change
Diluted (Loss) Earnings per Share, as Reported	$(0.16)	$4.10	$4.31	(104)%
Goodwill and other intangible assets impairments(a)	3.22	—	0.28
Valuation loss on held for sale business(b)	1.45	—	—
Divestitures gain, net(c)	(1.43)	(0.15)	—
CPW asset impairments and losses(d)	0.28	0.04	—
Restructuring and transformation charges(e)	0.22	0.12	0.05
Mark-to-market effects(f)	(0.07)	(0.02)	(0.05)
Transaction costs(g)	0.04	0.07	0.02
Acquisition integration costs(h)	0.01	0.02	—
Investment activity, net(i)	(0.01)	0.01	0.02
Capital appreciation paid on GMC Class A Interests(j)	—	0.02	—
Legal recovery(k)	—	—	(0.07)
Product recall, net(l)	—	—	(0.04)
Adjusted Diluted Earnings per Share(m)	$3.55	$4.21	$4.52	(16)%
Foreign Currency Exchange Impact				Flat
Adjusted Diluted Earnings per Share Growth, on a Constant-Currency Basis				(16)%
Note: Table may not foot due to rounding.
(a)Non-cash goodwill and other intangible assets impairment charges related to our North America Pet reporting unit goodwill and our Nudges, Uncle Toby’s, and True Chews brand intangible assets in fiscal 2026. Non-cash impairment charges related to our Latin America reporting unit goodwill and our Top Chews,
True Chews, and EPIC brand intangible assets in fiscal 2024. See Note 6 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form
10-K for the fiscal year ended May 31, 2026.
(b)Non-cash valuation loss related to the planned divestiture of our Brazil business recorded in fiscal 2026. See Note 3 to the Consolidated Financial Statements
in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(c)Net divestitures gain primarily related to the sale of our U.S. Yogurt business in fiscal 2026 and Canada Yogurt business in fiscal 2025. See Note 3 to the
Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(d)CPW non-cash goodwill impairment charge related to the Australian market, and other asset impairment charges and losses related to the sale of certain assets recorded in fiscal 2026. CPW impairment charges related to certain long-lived assets recorded in fiscal 2025.
(e)Restructuring and transformation charges related to supply chain actions and previously announced actions recorded in fiscal 2026. Restructuring and transformation charges related to global transformation actions and previously announced restructuring actions in fiscal 2025. Restructuring charges related to commercial strategy restructuring actions and previously announced restructuring actions in fiscal 2024. See Note 4 to the Consolidated Financial Statements
in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(f)Net mark-to-market valuation of certain commodity positions recognized in unallocated corporate items. See Note 8 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(g)Fiscal 2026 transaction costs primarily related to the sale of our U.S. Yogurt business and the definitive agreement to sell our Brazil business. Fiscal 2025 transaction costs related to the sale of our North American Yogurt businesses and the Whitebridge Pet Brands acquisition. Transaction costs primarily related to the acquisition of a pet food business in Europe in fiscal 2024. See Note 3 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form
10-K for the fiscal year ended May 31, 2026.
(h)Integration costs related to the Whitebridge Pet Brands acquisition in fiscal 2025 and the acquisition of a pet food business in Europe in fiscal 2024 recorded in fiscal 2026 and fiscal 2025. Integration costs primarily resulting from the acquisition of TNT Crust in fiscal 2024. See Note 3 to the Consolidated Financial
Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(i)Valuation adjustments of certain corporate investments in fiscal 2026 and fiscal 2025. Valuation adjustments and the gain on sale of certain corporate investments in fiscal 2024.
(j)Capital account appreciation attributable and paid to the third-party holder of General Mills Cereals, LLC Class A limited membership interests (GMC Class A
Interests) in fiscal 2025. See Note 10 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended
May 31, 2026.
(k)Legal recovery recorded in fiscal 2024.
(l)Net recoveries recorded in fiscal 2024 related to the fiscal 2023 voluntary recall of certain international Häagen-Dazs ice cream products.
(m)During fiscal 2026, we reported a net loss attributable to General Mills. Inclusion of dilutive shares would result in a lower loss per share and was therefore excluded from the calculation of diluted EPS. The inclusion of dilutive shares does not have a significant impact on adjusted diluted EPS and the reconciling items.

Notice of 2026 Annual Meeting of Shareholders	A-4
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Appendix A: Non-GAAP Financial Measures
FREE CASH FLOW CONVERSION RATE

($ in millions)	Fiscal 2026
Net loss, including earnings attributable to noncontrolling interests, as reported	$(85.3)
Goodwill and other intangible assets impairments, net of tax(a)	$1,732.5
Valuation loss on held for sale business, net of tax(b)	780.8
Divestitures gain, net, net of tax(c)	(772.8)
CPW asset impairments and losses(d)	148.8
Restructuring and transformation charges, net of tax(e)	119.7
Mark-to-market effects, net of tax(f)	(37.3)
Transaction costs, net of tax(g)	24.1
Acquisition integration costs, net of tax(h)	7.3
Investment activity, net, net of tax(i)	(5.8)
Adjusted net earnings, including earnings attributable to noncontrolling interests	$1,912.0
Net cash provided by operating activities	2,166.2
Purchases of land, buildings, and equipment	(539.9)
Free cash flow	$1,626.3
Net cash provided by operating activities conversion rate	NM
Free cash flow conversion rate	85%
Note: Table may not foot due to rounding.
(a)Non-cash goodwill and other intangible assets impairment charges related to our North America Pet reporting unit goodwill and our Nudges, Uncle Toby’s, and True Chews brand intangible assets in fiscal 2026. See Note 6 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for
the fiscal year ended May 31, 2026.
(b)Non-cash valuation loss related to the planned divestiture of our Brazil business recorded in fiscal 2026. See Note 3 to the Consolidated Financial Statements
in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(c)Net divestitures gain primarily related to the sale of our U.S. Yogurt business in fiscal 2026. See Note 3 to the Consolidated Financial Statements in Item 8 of
our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(d)CPW non-cash goodwill impairment charge related to the Australian market, and other asset impairment charges and losses related to the sale of certain assets recorded in fiscal 2026.
(e)Restructuring and transformation charges related to supply chain actions and previously announced actions recorded in fiscal 2026. See Note 4 to the
Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(f)Net mark-to-market valuation of certain commodity positions recognized in unallocated corporate items. See Note 8 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(g)Fiscal 2026 transaction costs primarily related to the sale of our U.S. Yogurt business and the definitive agreement to sell our Brazil business. See Note 3 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(h)Integration costs related to the Whitebridge Pet Brands acquisition in fiscal 2025 and the acquisition of a pet food business in Europe in fiscal 2024 recorded in fiscal 2026. See Note 3 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
(i)Valuation adjustments of certain corporate investments in fiscal 2026.
CUMULATIVE OPERATING CASH FLOW, ADJUSTED FOR INCENTIVE COMPENSATION MEASUREMENT

	Fiscal Year
($ in millions)	2026	2025	2024
Net Cash Provided by Operating Activities, as Reported	$2,166.2	$2,918.2	$3,302.6
Adjustments to Operating Cash Flow for Incentive Compensation Measurement(a)	555.7	88.0	17.4
Operating Cash Flow, Adjusted for Comparability	2,721.9	3,006.2	3,320.0
Cumulative Operating Cash Flow, Adjusted for Incentive Compensation Measurement	$9,048.2
Note: Table may not foot due to rounding.
(a)Incentive performance is measured on a comparable basis and excludes certain items affecting comparability, including the impact of acquisitions and divestitures, restructuring projects, and tax reform. These items were not included in the annual operating plan or the performance targets approved by the board and compensation committee for the respective fiscal year.

B-1	General Mills, Inc.
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Appendix B: Amended and Restated
Certificate of Incorporation
FORM
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GENERAL MILLS, INC.
Effective as of [●], 202[●]
General Mills, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of
Delaware (the “DGCL”), does hereby certify as follows:
(1)    The name of the Corporation is General Mills, Inc., which is the name under which the Corporation was originally incorporated.
(2)    The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on
June 20, 1928.
(3)    The Amended and Restated Certificate of Incorporation of the Corporation (the “Restated Certificate of Incorporation”) was
filed with the Secretary of State of the State of Delaware on September 30, 2021.
(4)    This Amended and Restated Certificate of Incorporation of the Corporation (this “Certificate of Incorporation”) has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL, and was approved by the stockholders of the
Corporation in accordance with the provisions of Section 242 of the DGCL.
(5)    This Amended and Restated Certificate of Incorporation hereby amends, restates and integrates the Restated Certificate of
Incorporation to read in its entirety as follows:
ARTICLE I
The name of this Corporation is General Mills, Inc.
ARTICLE II
The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New
Castle, 19801 and the name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE IV
The total number of shares of capital stock which may be issued by the Corporation is one billion five million (1,005,000,000), of which one billion (1,000,000,000) shares ($.10 par value) shall be Common Stock and five million (5,000,000) shares, without par value, shall be Cumulative Preference Stock.
(1)PROVISIONS RELATING TO COMMON STOCK
(a)Each share of Common Stock shall, subject to paragraph (f) of Section (2), have one vote and, except as provided by resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Cumulative Preference
Stock, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.

Notice of 2026 Annual Meeting of Shareholders	B-2
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Appendix B: Amended and Restated Certificate of Incorporation
(b)No holder of Common Stock as such shall have any preemptive right to subscribe to stock, obligations, warrants, rights to subscribe to stock or other securities of the Corporation of any class, whether now or hereafter authorized.
(c)Subject to the provisions of law and preference of the Cumulative Preference Stock, dividends may be paid on the Common
Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.
(d)In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of
Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amounts to which holders of Cumulative Preference Stock shall be entitled, to the remaining net assets of the
Corporation.
(2)PROVISIONS RELATING TO CUMULATIVE PREFERENCE STOCK
(a)The Cumulative Preference Stock may be issued from time to time in one or more series, each of such series to have such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.
(b)Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article IV, to authorize the issue of one or more series of Cumulative Preference Stock and with respect to each series to fix by resolution or resolutions providing for the issue of such series:
(i)The number of shares to constitute such series and the distinctive designation thereof;
(ii)The dividend rate or rates to which such shares shall be entitled and the restrictions, limitations and conditions upon the payment of such dividends, the date or dates from which dividends shall accumulate and the quarterly dates on which dividends, if declared, shall be payable;
(iii)Whether or not the shares of such series shall be redeemable, the limitations and restrictions with respect to such redemptions, the manner of selecting shares of such series for redemption if less than all shares are to be redeemed, and the amount, if any, in addition to any accrued dividends thereon which the holder of shares of such series shall be entitled to receive upon the redemption thereof, which amount may vary at different redemption dates and may be different with respect to shares redeemed through the operation of any retirement or sinking fund and with respect to shares otherwise redeemed;
(iv)The amount in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, which amount may vary depending on whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates (the amount so payable upon such involuntary liquidation, dissolution or winding up, exclusive of accrued dividends, being hereinafter sometimes called the “involuntary liquidation value”);
(v)Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether such retirement or sinking fund shall be cumulative or non-cumulative, the extent to and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;
(vi)Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;
(vii)The voting powers, if any, of such series, in addition to the voting powers provided in paragraph (f) of this Section (2);
provided, that any matters requiring the affirmative vote or consent of the Cumulative Preference Stock (or one or more series of Cumulative Preference Stock) pursuant to this Section (2) or the resolution or resolutions providing for the issue of such Cumulative Preference Stock shall require the affirmative vote or consent of the holders of a majority of the shares of Cumulative Preference Stock (or the holders of a majority of the shares of each such series of Cumulative
Preference Stock entitled to vote) then outstanding; and
(viii)Any other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall not be inconsistent with this Section (2).
(c)All shares of any one series of Cumulative Preference Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of paragraph (b) of this Section (2).

B-3	General Mills, Inc.
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Appendix B: Amended and Restated Certificate of Incorporation
(d)Before any dividends on any class or classes of stock of the Corporation ranking junior to the Cumulative Preference Stock
(other than dividends payable in shares of any class or classes of stock of the Corporation ranking junior to the Cumulative
Preference Stock) shall be declared or paid or set apart for payment, the holders of shares of Cumulative Preference Stock of each series shall be entitled to such cash dividends, but only when and as declared by the Board of Directors out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of
Directors providing for the issue of such series, payable quarterly on such dates as may be fixed in such resolution or resolutions in each year. Such dividends shall be cumulative from the date or dates fixed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series. Dividends in full shall not be declared or paid or set apart for payment on the Cumulative Preference Stock of any one series for any dividend period unless dividends in full have been declared or paid or set apart for payment on the Cumulative Preference Stock of all series for all dividend periods terminating on the same or any earlier date. When the dividends are not paid in full on all series of the Cumulative
Preference Stock, the shares of all series shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full. A “dividend period” is the period between any two consecutive dividend payment dates (or, when shares are originally issued, the period from the date from which dividends are cumulative to the first dividend payment date) as fixed for a particular series.
Accruals of dividends shall not bear interest.
(e)In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of shares of any class or classes of stock of the Corporation ranking junior to the Cumulative Preference Stock, the holders of the shares of each series of the Cumulative Preference Stock shall be entitled to receive payment of the amount per share fixed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the shares of such series, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders; but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Cumulative Preference Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this paragraph (e), the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation or a consolidation or merger of the Corporation with one or more corporations shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.
(f)So long as any of the Cumulative Preference Stock is outstanding the Corporation (i) will not declare or pay, or set apart for payment, any dividends (other than dividends payable in shares of any class or classes of stock of the Corporation ranking junior to the Cumulative Preference Stock), or make any distribution, on any class or classes of stock of the Corporation ranking junior to the Cumulative Preference Stock, and will not redeem, purchase or otherwise acquire, directly or indirectly, whether voluntarily, for a sinking fund, or otherwise, any shares of any class or classes of stock of the Corporation ranking junior to the Cumulative Preference Stock, if at the time of making such declaration, payment, setting apart, distribution, redemption, purchase or acquisition the Corporation shall be in default with respect to any dividend payable on or any obligation to retire shares of Cumulative Preference Stock, provided that notwithstanding the foregoing the Corporation may at any time redeem, purchase or otherwise acquire shares of stock of any such junior class in exchange for, or out of the net cash proceeds from the concurrent sale of, other shares of stock of any such junior class; (ii) will not, without the affirmative vote or consent of the holders of a majority of the shares of Cumulative Preference Stock at the time outstanding, given in person or by proxy, either in writing or by resolution adopted at a meeting (which may be an annual meeting) called for such purpose, at which the holders of the Cumulative Preference Stock, regardless of series, shall vote separately as a class, amend, alter or repeal (by any means, including, without limitation, merger or consolidation) any of the provisions of this
Section (2) so as adversely to affect the preferences, rights or powers of the Cumulative Preference Stock; and (iii) will not, without the affirmative vote or consent of the holders of a majority of the shares of any adversely affected series of the
Cumulative Preference Stock at the time outstanding, given in person or by proxy, either in writing or by resolution adopted at a meeting (which may be an annual meeting) called for such purpose (the holders of such series of the Cumulative
Preference Stock consenting or voting, as the case may be, separately as a class), amend, alter or repeal (by any means, including, without limitation, merger or consolidation) any of the provisions herein or in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series so as adversely to affect the preferences, rights or powers of the Cumulative Preference Stock of such series; provided, however, that any vote or consent required by subparagraph
(ii) above may be given or made effective by the filing of an appropriate amendment of this Certificate of Incorporation without obtaining the vote or consent of the holders of the Common Stock of the Corporation, the right to give such vote or consent being expressly waived by all holders of such Common Stock unless the action to be taken would adversely affect the preferences, rights or powers of the Common Stock; and provided further that any vote or consent required by subparagraph (iii) above may be given and made effective by the filing of an appropriate amendment of this Certificate of
Incorporation without obtaining the vote or consent of the holders of any other series of the Cumulative Preference Stock or of the holders of the Common Stock of the Corporation, the right to give such vote or consent being expressly waived by all

Notice of 2026 Annual Meeting of Shareholders	B-4
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Appendix B: Amended and Restated Certificate of Incorporation
holders of such other series of Cumulative Preference Stock and Common Stock unless the action to be taken would adversely affect the preferences, rights or powers of such other series of Cumulative Preference Stock or Common Stock, as the case may be.
(g)If in any case the amounts payable with respect to any obligations to retire shares of the Cumulative Preference Stock are not paid in full in the case of all series with respect to which such obligations exist, the number of shares of each of such series to be retired pursuant to any such obligations shall be in proportion to the respective amounts which would be payable on account of such obligations if all amounts payable in respect of all such series were discharged in full.
(h)The term “class or classes of stock of the Corporation ranking junior to the Cumulative Preference Stock” shall mean the
Common Stock referred to in Section (1) of this Article IV and any other class or classes of stock of the Corporation hereinafter authorized which shall rank junior to the Cumulative Preference Stock as to dividends or upon liquidation.
(i)Aggregate involuntary liquidation value of all shares of Cumulative Preference Stock outstanding at any time shall never exceed $300,000,000.
(j)No holder of Cumulative Preference Stock as such shall have any preemptive right to subscribe to stock, obligations, warrants, rights to subscribe to stock or other securities of the Corporation of any class, whether now or hereafter authorized.
(k)For the purposes of Section (2) of this Article IV or of any resolution of the Board of Directors providing for the issue of any series of Cumulative Preference Stock or of any certificate filed with the Secretary of State of the State of Delaware pursuant to any such resolution (unless otherwise provided in any such resolution or certificate):
(i)The term “outstanding” when used in reference to shares of stock shall mean issued shares, excluding shares held by the Corporation and shares called for redemption, funds for the redemption of which shall have been set aside or deposited in trust;
(ii)The amount of dividends “accrued” on any share of Cumulative Preference Stock as at any quarterly dividend date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such quarterly dividend date, whether or not earned or declared, and the amount of dividends “accrued” on any share of Cumulative Preference
Stock as at any date other than a quarterly dividend date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding quarterly dividend date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate fixed for the shares of such series for the period after such last preceding quarterly dividend date to and including the date as of which the calculation is made, based on a 360 day year of twelve 30 day months.
(3)PROVISIONS RELATING TO ALL CLASSES OF STOCK
The shares of Cumulative Preference Stock and Common Stock may be issued by the Corporation from time to time for such consideration (not less than the par value thereof in the case of Common Stock) as may be fixed from time to time by the Board of
Directors. Any and all shares without nominal or par value for which the consideration so fixed shall have been paid or delivered shall be deemed fully paid stock and shall not be liable for any further call or assessment thereon; and the holders of such shares shall not be liable for any further payments in respect of such shares.
ARTICLE V
No officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer. Notwithstanding the foregoing, an officer shall be liable to the extent provided by applicable law
(i) for breach of the officer’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for any transaction from which the officer derived an improper personal benefit; or (iv) in any action by or in the right of the Corporation. No amendment to or repeal of these provisions shall apply to or have any effect on the liability or alleged liability of any officer of the Corporation for or with respect to any acts or omissions of such officer occurring prior to such amendment. For purposes of this Article V, “officer” shall have the meaning provided in Section
102(b)(7) of the DGCL, as the same exists or may hereafter be amended.

B-5	General Mills, Inc.
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Appendix B: Amended and Restated Certificate of Incorporation
ARTICLE VI
The following provisions are inserted for the regulation and conduct of the affairs of the Corporation, but it is expressly provided that the same are intended to be and shall be construed to be in furtherance and not in limitation or exclusion of the powers conferred by law:
(1)    Subject always to such by-laws as may be adopted from time to time by the stockholders, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the by-laws of this Corporation, but any by-law adopted by the Board of Directors may be altered, amended or repealed by the stockholders.
(2)    The business of this Corporation shall be managed by its Board of Directors. Directors need not be stockholders. The by-laws may prescribe the number of directors, not less than three; may provide for the increase or reduction thereof but not less than three;
and may prescribe the number necessary to constitute a quorum, which number may be less than a majority of the whole Board of
Directors, but not less than the number required by law. No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section
174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of these provisions shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.
ARTICLE VII
(1)    Any action by stockholders of the Corporation shall be taken at a meeting of stockholders and no action may be taken by written consent of stockholders entitled to vote upon such action except as provided in Article IV, Section (2)(f)(ii) and (iii) hereof.
(2)    No amendment to this Certificate of Incorporation shall amend, alter, change or repeal any of the provisions of this Article VII unless such amendment shall receive the affirmative vote of not less than 51% of the Voting Stock.
ARTICLE VIII
Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the
Securities Act of 1933, as amended.

Notice of 2026 Annual Meeting of Shareholders	B-6
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Appendix B: Amended and Restated Certificate of Incorporation
IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed on its behalf by its duly authorized officer on this [●] day of [●], 20[●].

GENERAL MILLS, INC.

By:
Name:	[●]
Title:	[●]
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2026 Annual Meeting Information
For more information about the annual meeting and voting, as well as answers to many frequently asked questions, please see
“Questions and Answers About the 2026 Annual Meeting and Voting” beginning on page 98.
Date and Location

Virtual only at www.virtualshareholdermeeting.com/GIS2026	8:30 a.m., Central Daylight Time Tuesday, September 29, 2026
Voting
Proposals 1, 2, 3, 6, 7, and 8 require the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) by shareholders entitled to vote and represented at the 2026 Annual Meeting in person or by proxy. Proposals 4 and 5 require the affirmative vote of a majority of our shares of common stock outstanding and entitled to vote thereon on the record date.
Record holders of General Mills common stock at the close of business on August 3, 2026, may vote at the 2026 Annual Meeting.

If you are a registered shareholder, you may vote using any of the following methods:		If you hold your shares in street name, or you hold your shares through the General Mills 401(k) Plan, you should follow the voting directions provided by your broker or nominee.

By Internet using your computer	Go to the website www.proxyvote.com and follow the instructions for Internet voting on the proxy card or Notice of Internet Availability of Proxy Materials that you received in the mail.	By Internet using your computer	If your broker allows, you may submit voting instructions by the Internet.

By Internet using your tablet or smartphone	Use your mobile device to scan the QR Barcode on your proxy card or Notice of Internet Availability of Proxy Materials and follow the prompts that appear on your mobile device.	By Internet using your tablet or smartphone	Use your mobile device to scan the QR Barcode on your voter instruction form or Notice of Internet Availability of Proxy Materials and follow the prompts that appear on your mobile device.

By telephone	If you reside in the United States or Canada, dial 800-690-6903 and follow the instructions for telephone voting on the proxy card that you received in the mail.	By telephone	If your broker allows, you may submit voting instructions by telephone.

By mailing your proxy card	If you received a printed copy of the proxy materials, complete and mail your proxy card.	By mailing your VIF	Complete and mail a voting instruction form to your broker or nominee.

By casting your vote at the meeting	Cast your vote at the meeting by following the instructions in the Questions and Answers section of the proxy statement.	By casting your vote at the meeting	Cast your vote at the meeting by following the instructions in the Questions and Answers section of the proxy statement (not available to 401(k) holders).

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General Mills

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ATTN: INVESTOR RELATIONS
1 GENERAL MILLS BOULEVARD
MINNEAPOLIS, MN 55426

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Daylight Time on Monday, September 28, 2026 (or until Midnight Eastern Daylight Time on Thursday, September 24, 2026 for 401(k) shares). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by General Mills, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You may also register your consent by going to www.icsdelivery.com/gis.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GIS2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Daylight Time on Monday, September 28, 2026 (or until Midnight Eastern Daylight Time on Thursday, September 24, 2026 for 401(k) shares). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to General Mills, Inc., c/o Broadridge Investor Communications Solutions, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. Eastern Daylight Time on Monday, September 28, 2026. For 401(k) shares, your proxy card should be received by Broadridge by Midnight Eastern Daylight Time on Thursday, September 24, 2026.

IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02368-P56154

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GENERAL MILLS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5 AND "AGAINST" PROPOSALS 6, 7 AND 8.

Vote on Directors

1. Election of the Directors listed below

Nominees:	**For**	**Against**	**Abstain**
1a) Joan L. Bottarini	☐	☐	☐
1b) Benno O. Dorer	☐	☐	☐
1c) Jeffrey L. Harmening	☐	☐	☐
1d) Maria G. Henry	☐	☐	☐
1e) Jo Ann Jenkins	☐	☐	☐
1f) Elizabeth C. Lempres	☐	☐	☐
1g) Dana M. McNabb	☐	☐	☐
1h) John G. Morikis	☐	☐	☐
1i) Diane L. Neal	☐	☐	☐
1j) Maria A. Sastre	☐	☐	☐
1k) Eric D. Sprunk	☐	☐	☐
1l) Jorge A. Uribe	☐	☐	☐

Vote on Proposals	**For**	**Against**	**Abstain**
2. Advisory Vote on Executive Compensation.	☐	☐	☐
3. Ratify the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending May 30, 2027.	☐	☐	☐
4. Approve Amendment to our Certificate of Incorporation to Provide for Exculpation of Certain Officers.	☐	☐	☐
5. Approve Amendment to our Certificate of Incorporation to Adopt a Federal Forum Provision.	☐	☐	☐
6. Shareholder Proposal – Restriction on "Blank-check" Preferred Stock.	☐	☐	☐
7. Shareholder Proposal – Report on Human Rights.	☐	☐	☐
8. Shareholder Proposal – Pesticide Reduction Reporting.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Back to Contents

General Mills, Inc.

2026 Annual Meeting of Shareholders

Tuesday, September 29, 2026

8:30 a.m. (Central Daylight Time)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T02369-P56154

General Mills

PROXY 2026

GENERAL MILLS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Jeffrey L. Harmening and Karen Wilson Thissen, together and separately, as proxies to vote all shares of common stock that I have power to vote at the annual meeting of shareholders to be held on September 29, 2026, and at any adjournment or postponement thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and they may name others to take their place. In the event of unforeseen circumstances such as the death or disability of a director nominee, the Board may substitute another person for that nominee. The proxies will vote these shares for that other person unless you instruct us otherwise. The proxies' discretionary authority shall not apply to shares held through the General Mills 401(k) Savings Plan.

This proxy will be voted as directed. If no direction is made, it will be voted "FOR" all of the nominees in Proposal 1, "FOR" Proposals 2, 3, 4 and 5 and "AGAINST" Proposals 6, 7 and 8.

If shares of common stock are held through the General Mills 401(k) Savings Plan, you are considered a named fiduciary who may direct State Street Bank and Trust, as the plan fiduciary, how to vote the shares. For shares which are not allocated to participant accounts or for shares for which no direction has been received, State Street will vote those shares in the same proportion as directed shares are voted. State Street may, in exercising its fiduciary responsibility, disregard the direction on behalf of the unallocated shares and shares for which no direction was received and vote in its discretion, if following such direction would be inconsistent with the Employee Retirement Income Security Act. For instructions received by phone or Internet, the deadline is Midnight Eastern Daylight Time on Thursday, September 24, 2026. Any instruction regarding your vote shall remain confidential. Should a participant wish to contact State Street with questions regarding confidentiality in voting for the plan, please contact Monet Ewing at 617-664-5654.

PLEASE SIGN on the reverse side exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc. should so indicate when signing. If signer is a corporation, please sign the full name by duly authorized officer.

(Continued, and to be signed and dated on reverse side)